         -------------------------------------------------------------
                                  SMITH BARNEY
                                HIGH INCOME FUND
         -------------------------------------------------------------
                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000





                            [LOGO OF SMITH BARNEY]

         -------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
         -------------------------------------------------------------

[PHOTO]

JOHN C. BIANCHI
PORTFOLIO MANAGER

[GRAPHIC]
Classic Series

Annual Report   .   July 31, 2000

SMITH BARNEY
HIGH INCOME FUND

---------------------
JOHN C. BIANCHI, CFA
---------------------

John Bianchi has more than 22 years of securities business experience and has been managing the Fund since 1990.

Education: BA from Seton Hall
University; MBA in Finance from
Fairleigh Dickinson University

---------------------
FUND OBJECTIVE
---------------------

The Fund seeks high current income by investing primarily in high yield corpo-rate bonds,debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated of similar credit quality.

---------------------
FUND FACTS
---------------------

FUND INCEPTION
---------------------
November 6, 1992

MANAGER TENURE
---------------------
10 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
---------------------
22 Years

            CLASS A     CLASS B    CLASS L
-------------------------------------------
NASDAQ       SHIAX       SHIBX      SHICX
-------------------------------------------
INCEPTION   11/6/92     9/2/86     8/24/94
-------------------------------------------

Average Annual Total Returns as of July 31, 2000


                             Without Sales Charges(1)

                          Class A     Class B      Class L
----------------------------------------------------------
One-Year                   0.93%       0.40%        0.57%
----------------------------------------------------------
Five-Year                  6.41        5.88         5.98
----------------------------------------------------------
Ten-Year                    N/A        9.02          N/A
----------------------------------------------------------
Since Inception+           7.91        7.63         6.95
----------------------------------------------------------


                           With Sales Charges(2)

                          Class A     Class B      Class L
----------------------------------------------------------
One-Year                  (3.65)%     (3.72)%      (1.31)%
----------------------------------------------------------
Five-Year                  5.44        5.74         5.77
----------------------------------------------------------
Ten-Year                    N/A        9.02          N/A
----------------------------------------------------------
Since Inception            7.27        7.63         6.77
----------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.

--------------------------------------------------------------------------------
What's Inside

A Message from the Chairman . . . . . . . . . . . . . . . . . . . . . . .1

Letter from the Portfolio Manager . . . . . . . . . . . . . . . . . . . .2

Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . 5

Smith Barney High Income Fund at a Glance . . . . . . . . . . . . . . . .8

Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . .9

Bond Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

Statement of Assets and Liabilities . . . . . . . . . . . . .. . . . . .21

Statement of Operations . . . . . . . . . . . . . . . . .. . . . . . . .22

Statements of Changes in Net Assets . . . . . . . . . . . . .    . . . .23

Notes to Financial Statements . . . . . . . . . . . . . . .. . . . . . .24

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .29

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . .34

Tax Information . . . . . . . . . . . . . . . . . . .. . . . . . . . . .35


[LOGO OF SMITH BARNEY]

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured. Not Bank Guaranteed. May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insights and record.

The Smith Barney High Income Fund ("Fund") was designed to be an appropriate investment for those who are seeking to invest in fixed income securities for high current income and are willing to accept the credit and interest rate risks of high yield securities. Portfolio manager John Bianchi attempts to minimize the risk of any individual security by diversifying the Fund's investments across a range of issues, industries and maturity dates. John carefully considers and compares the relative yields of various types of obligations and employs a forward-looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers provide asset management expertise and have managed portfolios across markets and cycles.

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may be prudent for investors to consider adding a bond fund to their investment plan to cushion the effects of stock market volatility and gain additional income potential.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

August 29, 2000

[PHOTO]

HEATH  B. MCLENDON
CHAIRMAN

      1  Smith Barney High Income Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney High Income Fund ("Fund") for the year ended July 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Additionally, please note that the statistical performance information that appears throughout this report is compiled from SSB Citi Fund Management LLC internal research. It is not intended to be used as a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 0.93% and a negative 3.65%, respectively. In comparison, the Salomon Smith Barney High Yield Market (7-10 Year) Index ("SSB Index")1 returned a negative 0.60% and the Bear Stearns High Yield Market Index2 returned 0.98% for the same period. In addition, during the past twelve months, the Fund distributed income dividends totaling $0.96 per Class A share. Past performance is not indicative of future results.

During the reporting period, the Fund generated relatively competitive performance versus the SSB Index, but still weak total returns on an absolute basis. The Fund benefited from its exposure to the energy, cable, media and technology sectors. Our relative overweight in middle-quality B rated issues held back the Fund's absolute performance. Yet, we are pleased to report that there were no defaults in the Fund's portfolio during the period despite the overall increase in defaults in the high-yield bond market.

Investment Objective

The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality. The Fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, two major credit reporting agencies.

High-Yield Bond Market and Economic Overview

Since the beginning of 2000, 30-Year U.S. Treasuries are up approximately 12%, 10-year U.S. Treasuries are up approximately 6% and investment-grade3 corporate bonds are up approximately 4%. Given the greater uncertainty over future economic growth and corporate profits, the stock market has generated single digit negative total returns and continued to be marked by increased volatility.




--------------
1 The SSB Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.

2 The Bear Stearns High Yield Market Index is an unmanaged broad-based index of high-yield bonds. Please note that an investor cannot invest directly in an index.

3 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, as determined by the manager to be of equivalent quality.

    2   Smith Barney High Income Fund | 2000 Annual Report to Shareholders

The high-yield bond market, for the most part, mirrored the performance of the stock market during the period, posting a modest return in comparison to other classes of bonds. Given the recent moderation in economic growth, the highest-quality sectors of the bond market such as U.S.Treasuries, investment-grade corporate bonds and U.S. agency securities generated the strongest results. 30-Year U.S. Treasuries, which were up almost 2% in July alone, outperformed all other sectors during the period.

Given the disparate performance between the U.S. high-yield bond market and the remainder of the bond market, high-yield bond spreads now stand at over 683 basis points4 above U.S.Treasuries.These extremely high levels were last reached during the 1998 emerging market crisis. The high-yield bond market now yields more than 100% more than the U.S.Treasury market.

There is no doubt that the high-yield bond market has reflected the tighter Federal Reserve Board ("Fed") monetary policy instituted on June 30, 1999 and the increase in default rates in the past year. We believe the high-yield bond market is heavily discounting the negative fundamental risks about potentially tighter monetary policy, softer economic growth, weaker corporate profits and potentially higher default rates.

We think investors have overreacted about the recent performance of high-yield bonds. After a modestly positive month in June, high-yield bond mutual funds again experienced net redemptions in July totaling more than $1 billion. Since the beginning of this year, there has been a total of $7 billion of net redemptions out of high-yield bond mutual funds. As a direct result of flagging demand, new issue supply has decreased dramatically with only $34 billion of new issues price in the past seven months, over 50% below last year's levels.

In addition, a large proportion of the new issues has been from the more liquid, better quality companies. A majority of the new issues have been purchased by longer-term institutional investors such as insurance companies and pension plans that can discern the attractive long-term value of the high-yield bond market relative to the other sectors of the bond market.

High-Yield Bond Market Update

The best-performing segment of the high-yield bond market for the first seven months of this year were the highest-quality BB rated bonds. BB rated bonds, as measured by the SSB Index, returned 2.25% for the first seven months of 2000. B-rated issues, the most significant component of the high-yield bond market, returned a negative 1.27% for the first seven months of 2000, as measured by the SSB Index.

By far, the worst performing credit segment of the high-yield bond market were the lower quality CCC-rated issues which delivered negative total returns in the 0.25% to 1.00% range in July and in the negative 4.00% to negative 6.00% range for the first seven months of 2000. It is obvious to us the high-yield bond market may be discounting a potential economic slow-down in the second half of this year given the Fed's multiple increases in short-term interest rates. In addition, the lower quality end of the high-yield bond market has continued to be hurt by meaningfully higher default rates.

The best performing industry sectors of the high-yield bond market during 2000 were energy (oil and natural gas), technology, cable, media and operating utilities, which historically have fared better during an economic slow-down. The worst performing sectors included telecommunication, basic materials, capital goods manufacturing, consumer-related industries and transportation.

The telecommunications sector, which accounts for about 25% of the high-yield bond market, has underperformed due in large part to the recent weakness of the stock market as well as the increased new issue supply of telecommunications issues over the past year. Many companies in this sector are aggressive consumers of external capital as they seek to build out their infrastructure.


--------------
4 A basis point is 0.01% or one one-hundredth of a percent.

     3  Smith Barney High Income Fund | 2000 Annual Report to Shareholders

Any credit tightening either in the form of lower liquidity in the banking system or increased stock market volatility may cause these issues to underperform in the near future. However, we remain convinced the better-quality and larger capitalized companies in this sector may ultimately succeed and perform well. (Of course, no guarantees can be given that our expectations will be met.)

Conclusion

In summary, we believe the high-yield bond market has already discounted most of the negative sentiment concerning the slowdown in economic growth and represents compelling value for long-term investors seeking attractive income as well as total return potential. Our goal over the near term in the Fund is to continue to redeploy cash reserves into more liquid issues that we believe offer the greatest upside price potential.

We remain confident the high-yield bond market is capable of generating competitive total annual returns over the next three to five years, especially if the Fed successfully engineers a moderation in economic growth and inflation.We also continue to believe the Fed may be close to finishing its latest rounds of interest rate increases, given the recent moderate economic statistics on employment growth, retail sales, industrial production and inflation.

If our expectations come true, we believe the high-yield bond market most likely will play "catch-up" with the other sectors of the bond market which in turn, would mean much stronger total return potential for the rest of 2000. (Of course, no guarantees can be made that our expectations will be met.)

Thank you for your investment in the Smith Barney High Income Fund.We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ John C. Bianchi, CFA


John C. Bianchi, CFA
Vice President and Investment Officer

August 29, 2000

      4 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                        Net Asset Value
                                   -------------------------
                                    Beginning          End            Income          Capital Gain         Return           Total
Year Ended                           of Year         of Year         Dividends        Distributions      of Capital       Returns(1)

====================================================================================================================================
7/31/00                              $10.30         $ 9.43             $0.96              $0.00            $0.00            0.93%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                               11.74          10.30              0.99               0.00             0.01           (3.65)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                               11.82          11.74              1.09               0.00             0.00             8.85
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.98          11.82              1.08               0.00             0.00            18.31
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.10          10.98              1.08               0.00             0.00             8.95
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                               11.16          11.10              1.05               0.00             0.07            10.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                               12.01          11.16              1.12               0.00             0.00             2.11
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                  11.03          12.01              0.86               0.00             0.00            17.29+
====================================================================================================================================
Total                                                                  $8.23              $0.00            $0.08
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------

                                        Net Asset Value
                                    ------------------------
                                    Beginning          End            Income          Capital Gain         Return           Total
Year Ended                           of Year         of Year         Dividends        Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/00                              $10.31         $ 9.44            $ 0.91             $ 0.00            $0.00            0.40%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                               11.75          10.31              0.94               0.00             0.01           (4.15)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                               11.83          11.75              1.03               0.00             0.00             8.34
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.99          11.83              1.02               0.00             0.00            17.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.11          10.99              1.02               0.00             0.00             8.41
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                               11.16          11.11              0.99               0.00             0.07             9.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                               12.01          11.16              1.06               0.00             0.00             1.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                               11.15          12.01              1.10               0.00             0.00            18.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                               10.05          11.15              1.11               0.00             0.06            23.86
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                               10.59          10.05              1.27               0.00             0.02             8.82
====================================================================================================================================
Total                                                                 $10.45              $0.00            $0.16
====================================================================================================================================

     5 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                     ------------------------
                                     Beginning         End            Income          Capital Gain         Return           Total
Year Ended                           of Year         of Year         Dividends        Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/00                              $10.32         $ 9.46             $0.91              $0.00            $0.00            0.57%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                               11.76          10.32              0.94               0.00             0.01           (4.08)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                               11.84          11.76              1.04               0.00             0.00             8.38
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               11.00          11.84              1.03               0.00             0.00            17.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.11          11.00              1.03               0.00             0.00             8.56
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95                  10.90          11.11              0.90               0.00             0.07           11.50+
====================================================================================================================================
  Total                                                                $5.85              $0.00            $0.08
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                        Net Asset Value
                                    ------------------------
                                    Beginning         End             Income          Capital Gain         Return           Total
Year Ended                           of Year         of Year         Dividends        Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/00                              $10.33         $ 9.46             $0.99              $0.00            $0.00            1.29%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                               11.77          10.33              1.03               0.00             0.01           (3.33)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                               11.84          11.77              1.11               0.00             0.00             9.18
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.99          11.84              1.11               0.00             0.00            18.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.10          10.99              0.92               0.00             0.00             9.32
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95                  10.88          11.10              0.03               0.00             0.07            2.91+
====================================================================================================================================
  Total                                                                $5.19              $0.00            $0.08
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
------------------------------------------------------------------------------------------------------------------------------------

                                        Net Asset Value
                                    ------------------------
                                    Beginning          End             Income          Capital Gain         Return         Total
Year Ended                           of Year         of Year          Dividends        Distributions      of Capital      Returns(1)
====================================================================================================================================
7/31/00                              $10.29         $ 8.93             $0.98              $0.00            $0.00          (3.88)%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                               11.74          10.29              1.02               0.00             0.01           (3.49)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                               11.80          11.74              1.11               0.00             0.00             9.33
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.99          11.80              1.11               0.00             0.00            18.29
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.09          10.99              1.11               0.00             0.00             9.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                               11.16          11.09              1.08               0.00             0.07            10.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                               12.01          11.16              1.15               0.00             0.00             2.37
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                  11.03          12.01              0.88               0.00             0.00           17.47+
====================================================================================================================================
  Total                                                                $8.44              $0.00            $0.08
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

     6 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Without Sales Charges(1)
                                                     -------------------------------------------------------------------------------
                                                     Class A         Class B             Class L              Class Y      Class Z
====================================================================================================================================
Year Ended 7/31/00                                      0.93%         0.40%               0.57%                  1.29%       (3.88)%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                                6.41          5.88                5.98                    N/A         5.59
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                  N/A          9.02                 N/A                    N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                              7.91          7.63                6.95                   5.75++       7.46
====================================================================================================================================
                                                                                With Sales Charges(2)
                                                     -------------------------------------------------------------------------------
                                                     Class A         Class B             Class L              Class Y        Class Z
====================================================================================================================================
Year Ended 7/31/00                                     (3.65)%       (3.72)%             (1.31)%                 1.29%       (3.88)%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                                5.44          5.74                5.77                    N/A         5.59
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                  N/A          9.02                 N/A                    N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                              7.27          7.63                6.77                   5.75++       7.46
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Without Sales Charges(1)
====================================================================================================================================
Class A (Inception* through 7/31/00)                                                                80.20%
------------------------------------------------------------------------------------------------------------------------------------
Class B (7/31/90 through 7/31/00)                                                                   137.12
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                                                                 49.04
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/00)                                                                 28.50++
------------------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 7/31/00)                                                                 74.50
====================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applica-ble sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.
* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

     7 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Smith Barney High Income Fund vs. Salomon Smith Barney High-Yield Market
(7-10 year) Index+
--------------------------------------------------------------------------------
                             July 1990 -- July 2000

                                    [GRAPH]

                                Smith Barney    Salomon Bros High-Yield
                              High Income fund  Market (7-10 year) Index

                   July 1990      10,000              10,000
                   July 1991      10,787               9,199
                   July 1992      13,479              13,319
                   July 1993      15,979              15,590
                   July 1994      16,235              18,167
                   July 1995      17,821              17,691
                   July 1996      19,320              21,226
                   July 1997      22,744              23,686
                   July 1998      24,641              27,212
                   July 1999      23,618              27,572
                   July 2000      23,827              27,408

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Salomon Smith Barney High-Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                           Industry Diversification*
--------------------------------------------------------------------------------
                                    [GRAPH]

                       10.8%            Cable Television
                        3.5%            Casinos/Gambling
                        2.5%            Containers/Packaging
                        4.1%            Environmental Services
                        2.5%            Food Distributors
                        5.7%            Internet Services
                        2.9%            Oil Refining/Marketing
                       14.9%            Telecommunications-Other
                       10.9%            Telephone-Cellular
                        2.7%            Unregulated Power Generation
                       39.5%            Other
--------------------------------------------------------------------------------
                            Investment Breakdown**
--------------------------------------------------------------------------------

                                    [GRAPH]

          1.2%            Preferred Stock, Common Stock and Warrants
          3.2%            Repurchase Agreement
         95.6%            Corporate Bonds and Notes

* As a percentage of total corporate bonds and notes. These holdings are as of July 31, 2000 and are subject to change.
** As a percentage of total investments. These holdings are as of July 31, 2000 and are subject to change.

     8 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                                                July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

FACE
AMOUNT+             RATING(a)                                  SECURITY                                                     VALUE
====================================================================================================================================
CORPORATE BONDS AND NOTES -- 95.6%
Aerospace -- 1.0%
                                BE Aerospace, Inc., Sr. Sub. Notes, Series B:
 1,930,000          B              9.875% due 2/1/06                                                                $      1,891,400
 5,795,000          B              8.000% due 3/1/08                                                                       5,114,088
 2,810,000          B              9.500% due 11/1/08                                                                      2,683,550
 4,380,000          B-          Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875% due 5/15/09                     4,336,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          14,025,238
------------------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.5%
8,721,391           BB          Airplanes Pass-Through Trust, Corporate Asset-Backed Securities,
                                  Series 1, Class D, 10.875% due 3/15/19                                                   7,003,539
------------------------------------------------------------------------------------------------------------------------------------
Aluminum -- 1.2%
                                Kaiser Aluminum & Chemical Corp.:
                                  Sr. Notes:
 1,210,000          B1*            Series B, 10.875% due 10/15/06                                                          1,164,625
 1,640,000          B1*            Series D, 10.875% due 10/15/06                                                          1,578,500
15,455,000          B3*           Sr. Sub. Notes, 12.750% due 2/1/03                                                      14,064,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          16,807,175
------------------------------------------------------------------------------------------------------------------------------------
Apparel -- 0.8%
 4,785,000          BB-         Levi Strauss & Co., Notes, 7.000% due 11/1/06                                              3,804,075
                                Tommy Hilfiger USA, Inc., Guaranteed Notes:
   745,000          BBB-           6.500% due 6/1/03                                                                         597,863
 2,375,000          BBB-           6.850% due 6/1/08                                                                       1,632,813
 4,550,000          B-          Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes,
                                  Series A, 11.000% due 6/15/08                                                            4,402,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10,436,876
------------------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 1.1%
 3,870,000          B           Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes, 11.500% due 4/15/06              3,773,250
 3,970,000          B           Dura Operating Corp., Guaranteed Sr. Sub. Notes, Series B, 9.000% due 5/1/09               3,553,150
                                Hayes Lemmerz International, Inc., Guaranteed Sr. Sub. Notes:
 2,480,000          B             11.000% due 7/15/06                                                                      2,504,800
 5,905,000          B             Series B, 8.250% due 12/15/08                                                            5,137,350
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          14,968,550
------------------------------------------------------------------------------------------------------------------------------------
Books/Magazines -- 0.4%
 5,630,000          B2*         Ziff Davis Media Inc., Sr. Sub. Notes, 12.000% due 7/15/10 (b)                             5,742,600
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 1.2%
 7,007,300          NR          AM/FM Operating Inc., Debentures, 12.625% due 10/31/06                                     8,268,614
 4,830,000          B           Capstar Broadcasting Partners, Inc., Sr. Discount Notes,
                                  step bond to yield 12.572% due 2/1/09                                                    4,503,975
                                Young Broadcasting Inc.:
 2,840,000          B           Guaranteed Sr. Sub. Notes, 11.750% due 11/15/04                                            2,928,750
 1,140,000          B              Sr. Sub. Notes, 10.125% due 2/15/05                                                     1,145,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          16,847,039
------------------------------------------------------------------------------------------------------------------------------------
Building Materials -- 0.6%
                                Nortek, Inc.:
 5,885,000          B+            Sr. Notes, Series B, 9.125% due 9/1/07                                                   5,561,325
 2,415,000          B+            Sr. Sub. Notes, 9.875% due 3/1/04                                                        2,324,438
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,885,763
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

     9 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

FACE
AMOUNT+             RATING(a)                                 SECURITY                                                       VALUE
====================================================================================================================================
Building Products -- 0.5%
 4,135,000          B           Amatek Industries Pty Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                         $  3,824,875
 3,320,000          B-          Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500% due 5/1/09                 3,037,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,862,675
------------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 10.4%
                                Adelphia Communications Corp.:
22,480,000          BB-          Sr. Discount Notes, Series B, zero coupon bond to yield 11.635% due 1/15/08               9,216,800
                                 Sr. Notes:
 1,450,000          BB-           9.750% due 2/15/02                                                                       1,460,875
 7,490,000          BB-           8.750% due 10/1/07                                                                       6,703,550
 5,595,000          B+            Series B, 8.375% due 2/1/08                                                              4,881,638
 1,920,000          CCC+        Cable Satisfaction International, Inc., Sr. Notes, 12.750% due 3/1/10                      1,879,200
                                Charter Communications Holdings, LLC/Charter Communications
                                 Holdings Capital Corp.:
14,930,000          B+            Sr. Discount Notes, step bond to yield 12.298% due 1/15/10                               8,472,775
 1,470,000          B+            Sr. Notes, 8.625% due 4/1/09                                                             1,293,600
10,430,000          BB-         CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                               11,147,063
 4,975,000GBP       B           Diamond Holdings PLC, Guaranteed Notes, 10.000% due 2/1/08 (c)                             6,930,277
 2,915,000          B           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                                           2,823,906
15,205,000          B           NTL Inc., Sr. Notes, Series B, 11.500% due 10/1/08                                        15,547,113
10,955,000          BB-         Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15            12,160,050
 4,720,000          B+          TeleWest Communications PLC, Sr. Notes, 11.250% due 11/1/08                                4,767,200
42,470,000          B-          United International Holdings, Inc., Sr. Secured Discount Notes, Series B,
                                 step bond to yield 13.526% due 2/15/08                                                   31,109,275
50,000,000          B           United Pan-Europe Communications N.V., Sr. Discount Notes, Series B,
                                 step bond to yield 13.319% due 8/1/09                                                    23,250,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         141,643,322
------------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 3.4%
 9,060,000          B           Hollywood Casino Corp., Guaranteed Sr. Secured Notes, 11.250% due 5/1/07                   9,286,500
 4,620,000          B+          Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub. Notes, Series B,
                                 8.625% due 5/15/09                                                                        4,377,450
    92,200          NR          Jazz Casino Co. LLC, Sr. Sub. Notes, 5.927% due 11/15/09                                      14,291
                                Las Vegas Sands, Inc./Venetian Casino Resort, LLC:
 8,955,000          B-           Guaranteed Mortgage Notes, 12.250% due 11/15/04                                           9,066,938
 1,925,000          CCC+         Guaranteed Sr. Sub. Notes, 14.250% due 11/15/05                                           1,886,500
                                Mandalay Resort Group:
 1,495,000          BB-          Sr. Sub. Debentures, 7.625% due 7/15/13                                                   1,233,375
 2,260,000          BB-          Sr. Sub. Notes, 10.250% due 8/1/07 (b)                                                    2,293,900
 4,065,000          B+          Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (b)                                4,090,406
 6,885,000          B+          Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes, 9.000% due 3/15/07               6,471,900
 7,975,000          B+          Sun International Hotels Ltd./Sun International North America, Inc.,
                                 Guaranteed Sr. Sub. Notes, 8.625% due 12/15/07                                            7,376,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          46,098,135
------------------------------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.3%
 5,030,000          B+          Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes, 10.125% due 7/1/09                  5,143,175
38,450,000          B+          Huntsman ICI Holdings LLC, Sr. Discount Notes,
                                 zero coupon bond to yield 14.257% due 12/31/09                                           12,880,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          18,023,925
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

      10 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT+         RATING(a)                                     SECURITY                                                       VALUE
====================================================================================================================================

Chemicals - Specialty -- 0.8%
 5,910,000          B           Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09                               $ 5,969,100
 2,175,000EUR       B+          Ineos Acrylics Finance PLC, Guaranteed Sr. Notes, 10.250% due 5/15/10 (b)                  2,025,439
 2,500,000          B+          Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09                                  2,521,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10,516,414
------------------------------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.1%
 7,930,000          Ca*         AEI Resources, Inc., Guaranteed Sr. Notes, 10.500% due 12/15/05 (b)                        1,308,450
------------------------------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
 8,280,000          B           Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08                      7,327,800
------------------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
 2,875,000          B           Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10#                                         2,860,625
------------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.4%
 4,285,000          B           BWAY Corp., Sr. Sub. Notes, Series B, 10.250% due 4/15/07                                  4,231,438
16,125,000          B           Stone Container Finance Corp., Guaranteed Sr. Notes, 11.500% due 8/15/06 (b)              16,770,000
 8,532,000          B-          Sweetheart Cup Co., Inc., Guaranteed Sr. Sub. Notes, 10.500% due 9/1/03                    7,764,120
 4,400,000          B-          Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due 6/15/10 (b)                                  4,510,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          33,275,558
------------------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 2.2%
                                Parker Drilling Co.:
 3,150,000          B-             Convertible Sub. Notes, 5.500% due 8/1/04                                               2,512,125
 4,750,000          B+             Guaranteed Sr. Notes, Series D, 9.750% due 11/15/06                                     4,607,500
 6,890,000          BB          Pride International, Inc., Sr. Notes, 10.000% due 6/1/09                                   7,131,150
 7,940,000          Ba3*        R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                                           8,773,700
 6,705,000          BB-         RBF Finance Co., Guaranteed Sr. Secured Notes, 11.375% due 3/15/09                         7,308,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          30,332,925
------------------------------------------------------------------------------------------------------------------------------------
Discount Stores -- 1.0%
10,755,000          B+          Ames Department Stores, Inc., Sr. Notes, 10.000% due 4/15/06 (c)                           6,829,425
 6,205,000          Baa3*       Kmart Corp., Debentures, 12.500% due 3/1/05                                                6,685,888
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          13,515,313
------------------------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.2%
 7,950,000          B2*         Intertek Finance PLC, Guaranteed Sr. Sub. Notes, Series B, 10.250% due 11/1/06             6,638,250
10,450,000          B-          Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06                  9,143,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          15,782,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                                Amresco, Inc., Sr. Sub. Notes:
 4,510,000          CCC-           Series 1997-A, 10.000% due 3/15/04                                                      1,916,750
 5,935,000          CCC-           Series 1998-A, 9.875% due 3/15/05                                                       2,522,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,439,125
------------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.6%
 7,440,000          B+          Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07                             6,696,000
 2,375,000          B           Polymer Group, Inc., Guaranteed Sr. Sub. Notes, Series B, 9.000% due 7/1/07                2,012,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,708,813
------------------------------------------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.2%
15,760,000          BB          ICN Pharmaceuticals Inc., Sr. Notes, Series B, 9.250% due 8/15/05                         15,760,000
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     11  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT+         RATING(a)                                     SECURITY                                                       VALUE
====================================================================================================================================

Electronic Components -- 0.9%
 5,173,000          BB-         Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                       $ 5,431,650
 7,360,000          Ba3*        Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10 (b)                      7,525,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          12,957,250
------------------------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 0.6%
 4,515,000          BB-         Integrated Electrical Services, Inc., Guaranteed Notes, Series B, 9.375% due 2/1/09        3,736,163
 4,635,000          B-          National Holdings LLC/Orius Capital Corp., Sr. Sub. Notes, 12.750% due 2/1/10 (b)          4,774,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,510,213
------------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 3.9%
                                Allied Waste North America, Inc.:
 4,810,000          BB-            Guaranteed Sr. Notes, Series B, 7.875% due 1/1/09                                       4,268,875
29,740,000          B+             Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/09 (b)                            25,910,975
                                   Term Loans:
 4,545,454          NR                Traunche B, 9.563% due 7/21/06                                                       4,375,000
 5,454,545          NR                Traunche C, 9.813% due 7/21/07                                                       5,250,000
 4,620,000          B+          IT Group, Inc., Guaranteed Sr. Sub. Notes, Series B, 11.250% due 4/1/09                    4,134,900
 1,820,000          CCC+        Metal Management, Inc., Guaranteed Sr. Sub. Notes, 10.000% due 5/15/08                       919,100
 8,225,000          B+          URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                                    8,430,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          53,289,475
------------------------------------------------------------------------------------------------------------------------------------
Finance Companies -- 0.2%
 3,610,000          CCC+        Madison River Capital, LLC/Madison River Finance Corp., Sr. Notes, 13.250% due
                                   3/1/10 (b)                                                                              3,321,200
------------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 2.4%
 5,605,000          B-          Agrilink Foods, Inc., Guaranteed Sr. Sub. Notes, 11.875% due 11/1/08                       4,399,925
 9,840,000          B2*         Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                                          8,364,000
 4,555,000          B           International Home Foods, Inc., Guaranteed Sr. Sub. Notes, 10.375% due 11/1/06             4,885,238
 6,810,000          B-          Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09 (b)                         5,482,050
 9,945,000          B           SC International Services, Inc., Guaranteed Sr. Sub. Notes, Series B, 9.250% due
                                   9/1/07                                                                                  9,509,906
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          32,641,119
------------------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.5%
 7,000,000          B-          B&G Foods Inc., Guaranteed Sr. Sub. Notes, 9.625% due 8/1/07                               4,095,000
11,230,000          CCC+        Imperial Holly Corp., Guaranteed Sr. Sub. Notes, 9.750% due 12/15/07 (d)                   2,246,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,341,000
------------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 1.0%
 9,770,000          B           Ainsworth Lumber Co. Ltd., Sr. Secured Notes, 12.500% due 7/15/07                          9,647,875
 3,535,000          B+          Millar Western Forest Products Ltd., Sr. Notes, 9.875% due 5/15/08                         3,464,300
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          13,112,175
------------------------------------------------------------------------------------------------------------------------------------
Health Industry Services -- 0.3%
 4,390,000          BBB-        Healthsouth Corp., Sr. Notes, 6.875% due 6/15/05                                           3,665,650
------------------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
 4,545,000          B           Falcon Products, Inc., Guaranteed Sr. Sub. Notes, Series B, 11.375% due 6/15/09            4,408,650
------------------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.8%
 3,710,000          Ba1*        D.R. Horton, Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09                                 3,376,100
 7,730,000          BB+         Lennar Corp., Sr. Notes, 9.950% due 5/1/10 (b)                                             7,865,275
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,241,375
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     12  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT+         RATING(a)                                     SECURITY                                                       VALUE
====================================================================================================================================

Hospital/Nursing Management -- 0.4%
 5,874,000          Ba3*        Fresenius Medical Care Capital Trust I, Guaranteed Trust Preferred Securities,
                                   9.000% due 12/1/06                                                                    $ 5,800,575
------------------------------------------------------------------------------------------------------------------------------------
Hotel/Resort -- 1.3%
    65,000          B-          Courtyard By Marriott II LP/Courtyard Finance Co.,
                                   Sr. Secured Notes, Series B, 10.750% due 2/1/08                                            64,188
 1,810,000          BB          HMH Properties, Inc., Guaranteed Sr. Notes, Series C, 8.450% due 12/1/08                   1,710,450
                                Intrawest Corp., Sr. Notes:
 8,485,000          B+             9.750% due 8/15/08                                                                      8,485,000
 7,340,000          B+             10.500% due 2/1/10                                                                      7,633,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          17,893,238
------------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 5.5%
 1,985,000          NR          Colo.com, Sr. Notes, 13.875% due 3/15/10 (b)#                                              2,143,800
 3,650,000          Caa2*       Cybernet Internet Services International, Inc., Sr. Notes, 14.000% due 7/1/09              1,551,250
                                Exodus Communications, Inc., Sr. Notes:
   465,000          B              10.750% due 12/15/09                                                                      449,888
21,200,000          B              11.625% due 7/15/10 (b)                                                                21,412,000
                                PSINet Inc., Sr. Notes:
 1,625,000          B-             11.500% due 11/1/08                                                                     1,389,375
15,640,000          B-             11.000% due 8/1/09                                                                     12,746,600
 8,060,000          B3*         Rhythms NetConnections Inc., Sr. Notes, 14.000% due 2/15/10 (b)                            5,440,500
                                Verio Inc., Sr. Notes:
 4,940,000          B-             10.375% due 4/1/05                                                                      5,261,100
10,185,000          B-             11.250% due 12/1/08                                                                    11,661,825
 7,505,000          B-             10.625% due 11/15/09                                                                    8,668,275
 6,955,000          CCC+        WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                                   step bond to yield 16.798% due 3/1/05                                                   3,929,575
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          74,654,188
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.7%
10,250,000          B-          Premier Parks Inc., Sr. Discount Notes, step bond to yield 11.349% due 4/1/08              6,816,250
 3,020,000          BB+         SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes, Series B, 9.125% due 2/1/08            3,110,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,926,850
------------------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.2%
 3,585,000          B-          Hanger Orthopedic Group, Inc., Sr. Sub. Notes, 11.250% due 6/15/09                         3,083,100
------------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.6%
 8,155,000          B-          Triarc Consumer Products Group, LLC/Triarc Beverage Holdings Corp.,
                                   Guaranteed Sr. Sub. Notes, 10.250% due 2/15/09                                          7,971,513
------------------------------------------------------------------------------------------------------------------------------------
Newspapers -- 0.7%
 9,905,000          B+          Garden State Newspapers, Inc., Sr. Sub. Notes, Series B, 8.625% due 7/1/11                 9,013,550
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 1.9%
                                Belco Oil & Gas Corp.:
 4,700,000          B1*            Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06                                 4,758,750
 4,910,000          B1*            Sr. Sub. Notes, Series B, 8.875% due 9/15/07                                            4,664,500
 8,215,000          B           Chesapeake Energy Corp., Guaranteed Sr. Notes, Series B, 9.625% due 5/1/05                 8,050,700
 2,775,000          B           Houston Exploration Co., Sr. Sub Notes, Series B, 8.625% due 1/1/08                        2,670,938
 1,885,000          B-          Lomak Petroleum, Inc., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                       1,715,350

                       See Notes to Financial Statements.

     13  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT+         RATING(a)                                     SECURITY                                                       VALUE
====================================================================================================================================

Oil & Gas Production -- 1.9% (continued)
                                Plains Resources, Inc., Guaranteed Sr. Sub. Notes:
 1,225,000           B2*           Series B, 10.250% due 3/15/06                                                         $ 1,246,438
 2,440,000           B2*           Series E, 10.250% due 3/15/06 (b)                                                       2,482,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          25,589,376
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Transmission -- 0.2%
 3,045,000           BB-        Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp., Sr. Sub. Notes,
                                   Series B, 10.375% due 6/1/09                                                            3,151,575
------------------------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 2.8%
                                Clark Refining & Marketing, Inc., Sr. Notes:
 4,385,000           BB-           9.500% due 9/15/04                                                                      3,902,650
   750,000           BB-           8.375% due 11/15/07                                                                       607,500
 8,965,000           B          Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05                                   4,964,369
 6,680,000           B          Forest Oil Corp., Guaranteed Sr. Sub. Notes, 10.500% due 1/15/06                           6,897,100
14,020,000           B+         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                             13,984,950
 3,120,000           B          Stone Energy Corp., Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07                          3,026,400
 3,975,000           BB-        Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09                                4,104,188
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          37,487,157
------------------------------------------------------------------------------------------------------------------------------------
Paper -- 2.2%
 5,400,000           B          Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04                                       4,428,000
10,540,000           CCC+       Repap New Brunswick Inc., Second Priority Mortgage Notes, 10.625% due 4/15/05              9,591,400
                                Riverwood International Corp.:
 4,965,000           B-            Guaranteed Sr. Notes, 10.625% due 8/1/07                                                4,965,000
 9,580,000           CCC+          Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                                           8,861,500
 2,317,500           NR         S.D. Warren Co., Debentures, 14.000% due 12/15/06                                          2,572,425
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          30,418,325
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.6%
 7,750,000           B          King Pharmaceuticals, Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09                 8,253,750
------------------------------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.7%
 9,065,000           BB-        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                                             9,495,588
------------------------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.3%
 2,450,000GBP        B          Polestar Corp. PLC, Sr. Notes, Series B, 10.500% due 5/30/08 (c)                           3,449,205
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.4%
 6,750,000           NR         Ocwen Asset Investment Corp., Redeemable Notes, 11.500% due 7/1/05                         5,231,250
------------------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.9%
 2,735,000           BB-        Avis Rent a Car, Inc., Guaranteed Sr. Sub. Exchange Notes, 11.000% due 5/1/09              2,899,100
 3,040,000           B          NationsRent, Inc., Guaranteed Sr. Sub. Notes, 10.375% due 12/15/08                         2,264,800
                                United Rentals (North America), Inc., Guaranteed Sr. Sub. Notes, Series B:
 4,390,000           BB-           9.250% due 1/15/09                                                                      4,093,675
 3,910,000           BB-           9.000% due 4/1/09                                                                       3,567,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          12,825,450
------------------------------------------------------------------------------------------------------------------------------------
Retail - Drug Store Chains -- 0.1%
 1,865,000           B-         Rite Aid Corp., Notes, 6.500% due 10/1/03 (b)                                              1,044,400
------------------------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
12,250,000           B-         Advance Stores Co. Inc., Sr. Sub. Notes, Series B, 10.250% due 4/15/08 (b)                10,167,500
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     14  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT+         RATING(a)               SECURITY                                                                            VALUE
====================================================================================================================================
Savings & Loan Associations -- 1.0%
 8,100,000          B2*        Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27                  $ 4,131,000
 4,000,000          B+         Ocwen Federal Bank FSB, Sub. Debentures, 12.000% due 6/15/05                                3,740,000
 5,835,000          B+         Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                           5,280,675
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          13,151,675
Semiconductors -- 1.3%
 1,845,000          B1*        Amkor Technology, Inc., Sr. Sub. Notes, 10.500% due 5/1/09                                  1,872,675
12,265,000          B          Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07                         12,510,300
 2,830,000          B          SCG Holding Corp./Semiconductor Components Industries, LLC,
                                   Guaranteed Sr. Sub. Notes, 12.000% due 8/1/09                                           3,070,550
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          17,453,525
------------------------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 0.8%
 3,975,000          BB-        The LTV Corp., Guaranteed Sr. Exchange Notes, 11.750% due 11/15/09                          3,418,500
 6,425,000          B+         WCI Steel, Inc., Sr. Secured Notes, Series B, 10.000% due 12/1/04                           6,103,750
 2,175,000          B-         WHX Corp., Sr. Exchange Notes, 10.500% due 4/15/05                                          1,712,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,235,063
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Major U.S. -- 0.3%
 3,810,000          B2*        Omnipoint Corp., Sr. Notes, Series A, 11.625% due 8/15/06                                   4,286,250
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 14.2%
 2,785,000          B+         Call-Net Enterprises, Inc., Sr. Notes, 9.375% due 5/15/09                                   1,462,125
   150,000EUR       AA+        Esat Telecom Group PLC, Sr. Notes, 11.875% due 11/1/09 (c)                                    171,437
                               Esprit Telecom Group PLC, Sr. Notes:
 5,950,000          B-             11.500% due 12/15/07                                                                    4,075,750
 5,000,000DEM       B-             11.500% due 12/15/07 (c)                                                                1,587,075
 1,900,000          B-             10.875% due 6/15/08                                                                     1,263,500
 3,500,000EUR       B          Flag Telecom Holdings Ltd., Sr. Notes, 11.625% due 3/30/10 (b)                              2,935,017
                               Focal Communications Corp.:
 6,665,000          B-             Sr. Discount Notes, Series B, step bond to yield 13.100% due 2/15/08                    4,398,900
 4,770,000          B-             Sr. Notes, 11.875% due 1/15/10                                                          4,722,300
 8,760,000          BB         Global Crossing Holdings, Ltd., Guaranteed Sr. Notes, 9.500% due 11/15/09                   8,541,000
 7,250,000EUR       B          Global TeleSystems Group, Inc., Sr. 11.000% due 12/1/09 (b)(c)                              4,568,156
 5,215,000          B-         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 13.286% due 2/1/10 (b)#       2,790,025
                               Hermes Europe Railtel B.V., Sr. Notes:
 6,820,000          B              11.500% due 8/15/07                                                                     5,490,100
 9,245,000          B              10.375% due 1/15/09                                                                     7,072,425
 6,735,000          B-         ICG Holdings, Inc., Guaranteed Sr. Discount Notes, step bond to yield 13.810% due 9/15/05   6,398,250
                               Jazztel PLC, Sr. Notes:
 4,750,000EUR       CCC+           13.250% due 12/15/09 (b)(c)                                                             3,983,237
 2,835,000EUR       CCC+           14.000% due 7/15/10 (b)#                                                                2,718,863
                               KMC Telecom Holdings, Inc.:
 8,340,000          CCC+           Sr. Discount Notes, step bond to yield 16.306% due 2/15/08                              4,211,700
 4,080,000          CCC+           Sr. Notes, 13.500% due 5/15/09                                                          3,636,300
                               Level 3 Communications, Inc.:
25,885,000          B              Sr. Discount Notes, step bond to yield 12.860% due 3/15/10                             13,783,763
13,300,000EUR       B              Sr. Notes, 11.250% due 3/15/10 (b)(c)                                                  11,707,637

                       See Notes to Financial Statements.

      15 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT+             RATING(a)                            SECURITY                                                             VALUE
====================================================================================================================================

Telecommunications - Other -- 14.2% (continued)
 1,780,000          B+        McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09                                              $ 1,606,450
 6,245,000          B+        Metromedia Fiber Network, Inc., Sr. Notes, Series B, 10.000% due 11/15/08                    6,120,100
 7,720,000          B-        MGC Communications, Inc./Mpower Communications Corp., Sr. Notes,
                                   13.000% due 4/1/10 (b)                                                                  7,218,200
 4,375,000CAD       B-        Microcell Telecommunications Inc., Sr. Discount Notes, Series B,
                                   step bond to yield 16.905% due 10/15/07                                                 2,068,540
                              NEXTLINK Communications, Inc.:
                                   Sr. Discount Notes:
17,300,000          B                   Step bond to yield 13.522% due 6/1/09                                             10,726,000
16,055,000          B                   Step bond to yield 13.011% due 12/1/09                                             9,151,350
 2,955,000          B              Sr. Notes, 10.750% due 6/1/09                                                           2,881,125
 6,635,000          B         NEXTLINK Communications, LLC/NEXTLINK Capital Inc.,
                                   Sr. Notes, 12.500% due 4/15/06                                                          6,867,225
10,140,000          B-        Primus Telecommunications Group, Inc., Sr. Notes, 11.750% due 8/1/04                         6,641,700
                              Tele1 Europe B.V., Sr. Notes:
 1,900,000EUR       B-             13.000% due 2/15/09 (c)                                                                 1,822,166
 6,855,000          B-             13.000% due 5/15/09                                                                     6,992,100
                              VersaTel Telecom International N.V., Sr. Notes:
10,945,000          B-             13.250% due 5/15/08                                                                    11,328,075
 7,600,000EUR       B-             11.250% due 3/30/10 (b)(c)                                                              6,681,276
 4,990,000          B-        Viatel, Inc., Sr. Dollar Notes, 11.500% due 3/15/09                                          3,243,500
17,390,000          B-        World Access, Inc., Sr. Notes, Series B, 13.250% due 1/15/08                                15,651,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         194,516,367
------------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 10.4%
 7,780,000          Caa1*     AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield 17.947% due 10/1/09                    4,337,350
13,405,000          CCC+      Alamosa PCS Holdings, Inc., Guaranteed Sr. Discount Notes,
                                   step bond to yield 12.981% on 2/15/10                                                   6,903,575
 3,170,000          B-        Centennial Cellular Corp./Centennial Cellular Operating Co. LLC, Sr. Sub. Notes,
                                   10.750% due 12/15/08                                                                    3,059,050
10,500,000CAD       B3*       Clearnet Communications Inc., Sr. Discount Notes,
                                   step bond to yield 13.158% due 5/15/08 (c)                                              4,240,139
 4,000,000          B1*       Clearnet Communications Inc./DLJ Secured Loan Trust, Sr. Secured Certificates,
                                   Class A-1, 10.125% due 7/7/07                                                           4,017,660
                              Crown Castle International Corp.:
13,780,000          B              Sr. Discount Notes, step bond to yield 12.069% due 5/15/11                              8,681,400
 2,070,000          B              Sr. Notes, 10.750% due 8/1/11                                                           2,126,925
 6,225,000          B3*       Dobson/Sygnet Communications Co., Sr. Notes, 12.250% due 12/15/08                            6,442,875
 7,210,000          B-        Microcell Telecommunications Inc., Sr. Discount Notes,
                                   step bond to yield 13.229% due 6/1/09                                                   4,902,800
17,675,000          B-        Millicom International Cellular S.A., Sr. Discount Notes,
                              step bond to yield 19.575% due 6/1/06                                                       15,642,375
                              Nextel Communications, Inc.:
10,520,000          B1*            Sr. Redeemable Discount Notes, step bond to yield 11.444% due 9/15/07                   8,284,500
28,785,000          B1*            Sr. Serial Redeemable Discount Notes, step bond to yield 11.369% due 2/15/08           21,156,975
 4,700,000          B1*            Sr. Serial Redeemable Notes, 9.375% due 11/15/09                                        4,512,000
 8,050,000          B-        Spectrasite Holdings Inc., Sr. Discount Notes, step bond to yield 12.488% due 4/15/09        4,789,750
 4,365,000          B3*       Telecorp PCS, Inc., Sr. Sub. Notes, 10.625% due 7/15/10 (b)                                  4,430,475

                       See Notes to Financial Statements.

      16 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT+             RATING(a)                              SECURITY                                                           VALUE
====================================================================================================================================
Telephone - Cellular -- 10.4% (continued)
                              Telesystem International Wireless Inc., Discount Notes:
18,130,000          CCC+           Series B, step bond to yield 17.437% due 6/30/07                                       12,962,950
12,505,000          CCC+           Series C, step bond to yield 14.238% due 11/1/07                                        7,690,575
 9,150,000          B3*       Triton PCS, Inc., Guaranteed Sr. Sub. Discount Notes,
                                   step bond to yield 12.435% due 5/1/08                                                   6,782,437
                              VoiceStream Wireless Corp.:
 3,225,000          B2*            Sr. Discount Notes, step bond to yield 12.501% due 11/15/09                             2,338,125
    25,000          B2*            Sr. Notes, 11.500% due 9/15/09                                                             27,875
                              Winstar Communications, Inc.:
 8,905,000          B-             Sr. Discount Notes, step bond to yield 15.208% due 4/15/10                              4,096,300
 5,310,000          B-             Sr. Notes, 12.750% due 4/15/10 (b)                                                      4,925,025
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         142,351,136
------------------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.3%
 1,350,000DEM       B3*       Texon International PLC, Sr. Notes, 10.000% due 2/1/08 (b)(c)                                  597,996
 4,390,000          BB        WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05                                        3,846,737
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,444,733
------------------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
 2,060,000          BB-       Standard Commercial Tobacco Co., Inc., Guaranteed Sr. Notes, 8.875% due 8/1/05               1,761,300
------------------------------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
 4,400,000          B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                       4,103,000
------------------------------------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.6%
                              AES Corp.:
11,085,000          Ba1*           Sr. Notes, 9.500% due 6/1/09                                                           11,209,706
11,425,000          Ba3*           Sr. Sub. Notes, 10.250% due 7/15/06                                                    11,610,656
 3,230,000          Ba2*      AES Drax Energy Ltd., Sr. Secured Notes, 11.500% due 8/30/10 (b)                             3,334,975
 9,085,000          BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                                9,482,469
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          35,637,806
------------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
 3,780,000          B2*       Buhrmann N.V., Guaranteed Sr. Sub. Notes, 12.250% due 11/1/09                                3,959,550
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS AND NOTES
                              (Cost--1,403,183,426)                                                                    1,308,016,962
====================================================================================================================================
SHARES                                                                SECURITY                                              VALUE
====================================================================================================================================
COMMON STOCK (e) -- 0.2%
Telecommunications - Other -- 0.2%
    18,375                    Pagemart Nationwide Inc. (b)                                                                   183,750
   130,265                    Tele1 Europe Holding AB, Sponsored ADR                                                       1,709,728
    54,641                    World Access, Inc.                                                                             491,769
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCK
                              (Cost--1,188,353)                                                                            2,385,247
====================================================================================================================================

                       See Notes to Financial Statements.

      17 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

SHARES                                                        SECURITY                                                        VALUE
====================================================================================================================================
PREFERRED STOCK -- 0.3%
Diversified Manufacture -- 0.1%
    60,000                      Eagle-Picher Holdings, Inc., Series B, 11.750% Cumulative Redeemable Exchangeable        $ 1,215,000
------------------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
     8,353                      Viasystems Inc., Series B, Payment-in-Kind                                                   150,358
------------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.0%
     2,882                      AmeriKing, Inc., 13.000% Cumulative Exchangeable                                              23,056
------------------------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.2%
   102,300                      California Federal Preferred Capital  Series A, 9.125% Noncumulative Exchangeable Corp.,   2,225,025
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
       124                      Intermedia Communications Inc., 13.500% Redeemable Exchangeable                               97,507
------------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
     1,973                      Dobson Communications Corp., 13.000% Sr. Exchangeable                                        196,852
------------------------------------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCK
                                (Cost--6,482,806)                                                                          3,907,798
====================================================================================================================================
WARRANTS (e) -- 0.7%
Broadcasting -- 0.0%
    21,675                      UIH Australia/Pacific, Inc., Expire 5/15/06                                                  650,250
------------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
     1,920                      Cable Satisfaction International Inc., Expire 3/1/10                                          49,440
     5,925                      Wireless One Inc., Expire 10/19/00                                                                59
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              49,499
------------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.2%
     3,650                      Cybernet Internet Services International, Inc., Expire 7/1/09 (b)                             45,625
    14,405                      Splitrock Services, Inc., Expire 7/15/08 (b)                                               2,193,161
    33,975                      WAM!NET Inc., Expire 3/1/05 (b)                                                              394,959
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,633,745
------------------------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
     3,775                      Merrill Corp., Expire 5/1/09 (b)                                                                 378
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.4%
     9,550                      RSL Communications, Ltd., Expire 11/15/06                                                    200,550
    10,945                      VersaTel Telecom International N.V., Expire 5/15/08                                        4,569,538
    37,490                      WebLink Wireless, Inc., Expire 12/31/03                                                      299,920
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           5,070,008
------------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.1%
     7,425                      Airgate PCS, Inc., Expire 10/1/09                                                            742,500
    10,475                      Iridium World Communications Ltd., Expire 7/15/05 (b)                                            105
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             742,605
------------------------------------------------------------------------------------------------------------------------------------
                                TOTAL WARRANTS
                                (Cost--3,239,021)                                                                          9,146,485
====================================================================================================================================

                       See Notes to Financial Statements.

      18 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                          SECURITY                                                                   VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 3.2%
$44,132,000              Morgan Stanley Dean Witter & Co., 6.530% due 8/1/00; Proceeds
                                at maturity--$44,140,005; (Fully collateralized by U.S. Treasury Notes,
                                4.500% to 6.375% due 8/15/00 to 2/15/07; Market value--$45,246,318)
                                (Cost--$44,132,000)                                                                       44,132,000
====================================================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost--1,458,225,606**)                                                                       1,367,588,492
====================================================================================================================================


+    Face amount in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security is segregated for open forward foreign currency contracts.
(d)  Security is in default.
(e)  Non-income producing security.
#    Security is issued with attached warrants.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations:
     ----------------------
     CAD   -- Canadian Dollar
     DEM   -- German Mark
     EUR   -- Euro
     GBP   -- British Pound

     See page 20 for definition of ratings.

                      See Notes to Financial Statements.

     19  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings(unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "D" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AA                     --   Bonds rated "AA" have a very strong capacity to pay
                            interest and repay principal and differ from the highest rated issue only in a small degree.

BBB                    --   Bonds rated "BBB" are regarded as having an adequate
                            capacity to pay interest and repay principal.
                            Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC          --   Bonds rated "BB" and "B" are regarded, on balance,
                            as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D                      --   Bonds rated "D" are in default, and payment of
                            interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Baa" through "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Baa                    --   Bonds rated "Baa" are considered to be medium grade
                            obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba                     --   Bonds rated "Ba" are judged to have speculative
                            elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B                      --   Bonds rated "B" generally lack characteristics of
                            desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa                    --   Bonds rated "Caa" are of poor standing. These issues
                            may be in default, or present elements of danger may exist with respect to principal or interest.

Ca                     --   Bonds rated "Ca" represent obligations which are
                            speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR                     --   Indicates that the bond is not rated by Standard &
                            Poor's or Moody's.

     20  Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
        Investments, at value (Cost--$1,458,225,606)                                                                $ 1,367,588,492
        Cash                                                                                                                    637
        Dividends and interest receivable                                                                                31,464,582
        Receivable for Fund shares sold                                                                                   2,861,024
        Receivable for securities sold                                                                                    3,926,156
        Receivable for open forward foreign currency contracts (Note 8)                                                     847,100
------------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                                                                                  1,406,687,991
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
        Payable for securities purchased                                                                                  6,505,559
        Payable for Fund shares purchased                                                                                 2,775,553
        Investment advisory fees payable                                                                                    593,011
        Administration fees payable                                                                                         237,204
        Distribution fees payable                                                                                           115,553
        Payable for open forward foreign currency contracts (Note 8)                                                         24,623
        Accrued expenses                                                                                                    283,099
------------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                                                                                10,534,602
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                      1,396,153,389
====================================================================================================================================
NET ASSETS:
        Par value of shares of beneficial interest                                                                          147,833
        Capital paid in excess of par value                                                                           1,727,415,508
        Undistributed net investment income                                                                               3,467,530
        Accumulated net realized loss from security transactions                                                      (245,022,774)
        Net unrealized depreciation of investments and foreign currencies                                              (89,854,708)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                      1,396,153,389
====================================================================================================================================
Shares Outstanding:

        Class A                                                                                                          43,710,204
        ----------------------------------------------------------------------------------------------------------------------------
        Class B                                                                                                          65,129,745
        ----------------------------------------------------------------------------------------------------------------------------
        Class L                                                                                                          12,938,842
        ----------------------------------------------------------------------------------------------------------------------------
        Class Y                                                                                                          26,044,941
        ----------------------------------------------------------------------------------------------------------------------------
        Class Z                                                                                                               9,017
        ----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:

        Class A (and redemption price)                                                                                         9.43
        ----------------------------------------------------------------------------------------------------------------------------
        Class B *                                                                                                              9.44
        ----------------------------------------------------------------------------------------------------------------------------
        Class L **                                                                                                             9.46
        ----------------------------------------------------------------------------------------------------------------------------
        Class Y (and redemption price)                                                                                         9.46
        ----------------------------------------------------------------------------------------------------------------------------
        Class Z (and redemption price)                                                                                         8.93
        ----------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:

        Class A (net asset value plus 4.71% of net asset value per share)                                                      9.87
        ----------------------------------------------------------------------------------------------------------------------------
        Class L (net asset value plus 1.01% of net asset value per share)                                                      9.56
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

     21  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
        Interest                                                                                                      $ 168,511,892
        Dividends                                                                                                         1,654,564
------------------------------------------------------------------------------------------------------------------------------------
        Total Investment Income                                                                                         170,166,456
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
        Investment advisory fees (Note 2)                                                                                 7,716,387
        Distribution fees (Note 2)                                                                                        7,427,964
        Administration fees (Note 2)                                                                                      3,086,555
        Shareholder and system servicing fees                                                                               885,702
        Shareholder communications                                                                                          450,374
        Custody                                                                                                              93,275
        Pricing fees                                                                                                         57,585
        Registration fees                                                                                                    44,120
        Audit and legal                                                                                                      37,239
        Trustees' fees                                                                                                       30,434
        Other                                                                                                                16,312
------------------------------------------------------------------------------------------------------------------------------------
        Total Expenses                                                                                                   19,845,947
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                   150,320,509
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)                                                            (109,191,923)
    Foreign currency transactions                                                                                         8,406,302
------------------------------------------------------------------------------------------------------------------------------------
  Net Realized Loss                                                                                                    (100,785,621)
------------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments
    and Foreign Currencies:
    Beginning of year                                                                                                   (55,133,719)
    End of year                                                                                                         (89,854,708)
------------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                                                               (34,720,989)
------------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                                                         (135,506,610)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                                   14,813,899
====================================================================================================================================

                      See Notes to Financial Statements.

     22  Smith Barney High Income Fund  2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                                               2000                        1999
====================================================================================================================================
OPERATIONS:
  Net investment income                                                                    $  150,320,509            $  146,589,832
  Net realized loss                                                                          (100,785,621)             (100,357,309)
  Increase in net unrealized depreciation                                                     (34,720,989)             (104,146,218)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                                            14,813,899               (57,913,695)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                      (144,754,864)             (147,164,256)
  Capital                                                                                              --                (2,010,947)
------------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions To Shareholders                                  (144,754,864)             (149,175,203)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                                          1,074,822,409               962,304,050
  Net asset value of shares issued for reinvestment of dividends                               56,438,761                62,438,522
  Cost of shares reacquired                                                                (1,270,542,773)             (828,877,756)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions                             (139,281,603)              195,864,816
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                                       (269,222,568)              (11,224,081)

NET ASSETS:
  Beginning of year                                                                         1,665,375,957             1,676,600,039
------------------------------------------------------------------------------------------------------------------------------------
  End of year*                                                                             $1,396,153,389            $1,665,375,957
====================================================================================================================================
* Includes undistributed (overdistributed) net investment income of:                            3,467,530                (7,563,912)
====================================================================================================================================

                       See Notes to Financial Statements.

     23 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $9,861,336 was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets.This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets.This fee is calculated daily and paid monthly.

      24 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2000, the Fund paid transfer agent fees of $778,058 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2000, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of $583,000 and $238,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                            Class A      Class B      Class L
================================================================================
CDSCs                       $21,000     $1,728,000    $49,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                            Class A          Class B          Class L
================================================================================
Distribution Plan Fees    $1,106,958        $5,390,918        $930,088
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3.   Investments

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                        $  946,783,361
--------------------------------------------------------------------------------
Sales                                             1,126,745,428
================================================================================

At July 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                     $ 30,485,029
Gross unrealized depreciation                     (121,122,143)
--------------------------------------------------------------------------------
Net unrealized depreciation                       $(90,637,114)
================================================================================

4.   Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $159,625,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                   Carryforward
Year                                                  Amounts
================================================================================
2003                                                $13,404,000
2004                                                 23,360,000
2007                                                 25,768,000
2008                                                 97,093,000
================================================================================

5.   Futures Contracts

Initial margin deposits made upon entering into futures con- tracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to

      25 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2000, the Fund had no open futures contracts.

6.   Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily.When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received.When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

For the year ended July 31, 2000, the Fund did not write any call or put option contracts.

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreedupon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      26 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
8.   Forward Foreign Currency Contracts

At July 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                        Local           Market          Settlement       Unrealized
Foreign Currency                                                      Currency          Value              Date          Gain (Loss)

====================================================================================================================================
To Sell:
British Pound                                                        6,929,375        10,404,573          12/22/00           15,128
Canadian Dollar                                                      7,245,000         4,892,093           12/8/00           33,295
Canadian Dollar                                                        680,000           459,161           12/8/00            1,434
Canadian Dollar                                                        342,500           231,269           12/8/00              150
Canadian Dollar                                                        256,875           173,452           12/8/00              489
Canadian Dollar                                                      1,709,375         1,154,234           12/8/00            7,027
Euro                                                                19,051,397        17,788,926          12/15/00          721,412
Euro                                                                   950,000           887,047          12/15/00           12,983
Euro                                                                 1,611,094         1,504,332          12/15/00           20,407
Euro                                                                 1,167,500         1,090,134          12/15/00           20,859
Euro                                                                   238,125           222,345          12/15/00            6,588
Euro                                                                   251,250           234,601          12/15/00            7,328
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            847,100
------------------------------------------------------------------------------------------------------------------------------------
To Buy:
Canadian Dollar                                                        630,000           425,399           12/8/00           (2,473)
Euro                                                                 2,390,290         2,231,893          12/15/00          (22,150)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            (24,623)
------------------------------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward Foreign Currency Contracts                                                                   822,477
====================================================================================================================================


9.   Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                                                Class A                 Class B          Class L           Class Y          Class Z
====================================================================================================================================
Total Paid-in Capital                        $468,329,785            $858,840,189     $136,781,516      $261,263,222      $2,348,629
====================================================================================================================================


      27 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-----------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                            Year Ended                                       Year Ended
                                                           July 31, 2000                                    July 31, 1999
                                               --------------------------------------           ----------------------------------
                                                  Shares                     Amount                 Shares                 Amount
==================================================================================================================================
Class A
Shares sold                                         71,410,664         $ 700,135,130               30,693,460        $ 329,457,614
Shares issued on reinvestment                        2,249,761            22,080,663                2,320,067           24,728,133
Shares reacquired                                  (77,889,493)         (766,467,833)             (28,694,046)        (309,682,580)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             (4,229,068)        $ (44,252,040)               4,319,481        $  44,503,167
===================================================================================================================================
Class B
Shares sold                                          9,472,131         $  94,239,529               22,658,578        $ 243,905,277
Shares issued on reinvestment                        2,735,790            26,901,250                2,881,204           30,722,603
Shares reacquired                                  (26,398,627)         (261,819,544)             (19,385,138)        (208,080,670)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            (14,190,706)        $(140,678,765)               6,154,644        $  66,547,210
===================================================================================================================================
Class L
Shares sold                                          5,922,929         $  59,236,088               10,088,505        $ 108,547,108
Shares issued on reinvestment                          624,506             6,148,218                  542,331            5,780,852
Shares reacquired                                   (7,414,113)          (74,061,708)              (4,726,792)         (50,764,189)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (866,678)        $  (8,677,402)               5,904,044        $  63,563,771
===================================================================================================================================
Class Y
Shares sold                                         22,286,558         $ 221,211,662               26,317,750        $ 280,394,051
Shares issued on reinvestment                          131,214             1,303,951                  112,305            1,201,686
Shares reacquired                                  (16,880,979)         (168,183,050)             (23,916,811)        (260,350,270)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         5,536,793         $  54,332,563                2,513,244        $  21,245,467
===================================================================================================================================
Class Z
Shares sold                                                 --         $          --                       --        $          --
Shares issued on reinvestment                              492                 4,679                      492                5,248
Shares reacquired                                       (1,065)              (10,638)                      (4)                 (47)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   (573)        $      (5,959)                     488        $       5,201
===================================================================================================================================

      28 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31:


Class A Shares                                                    2000(1)       1999(1)        1998          1997           1996
===================================================================================================================================
Net Asset Value, Beginning of Year                                $10.30       $11.74        $11.82        $10.98           $11.10
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                             1.04         1.00          1.02          1.09             1.08
  Net realized and unrealized gain (loss)                          (0.95)       (1.44)        (0.01)         0.83            (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.09        (0.44)         1.01          1.92             0.96
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                            (0.96)       (0.99)        (1.09)        (1.08)           (1.08)
  Capital                                                             --        (0.01)           --            --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.96)       (1.00)        (1.09)        (1.08)           (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $9.43       $10.30        $11.74        $11.82           $10.98
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        0.93%       (3.65)%        8.85%        18.31%            8.95%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $412,333     $493,725      $512,294      $424,087         $341,040
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          1.08%        1.05%         1.05%         1.06%            1.10%
  Net investment income                                            10.43         9.24          8.61          9.57             9.65
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               65%          96%          102%           78%              72%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

      29 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                                                    2000(1)      1999(1)        1998          1997             1996
===================================================================================================================================
Net Asset Value, Beginning of Year                                $10.31       $11.75        $11.83        $10.99           $11.11
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                             0.98         0.95          0.96          1.03             1.02
  Net realized and unrealized gain (loss)                          (0.94)       (1.44)        (0.01)         0.83            (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.04        (0.49)         0.95          1.86             0.90
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                            (0.91)       (0.94)        (1.03)        (1.02)           (1.02)
  Capital                                                             --        (0.01)           --            --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.91)       (0.95)        (1.03)        (1.02)           (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $9.44       $10.31        $11.75        $11.83           $10.99
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        0.40%       (4.15)%        8.34%        17.72%            8.41%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $614,996     $817,382      $859,472      $680,916         $560,031
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          1.57%        1.55%         1.55%         1.55%            1.59%
  Net investment income                                             9.87         8.75          8.11          9.07             9.16
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               65%          96%          102%           78%              72%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

      30 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class L Shares                                                    2000(1)        1999(1)       1998(2)       1997            1996
===================================================================================================================================
Net Asset Value, Beginning of Year                                $10.32       $11.76        $11.84        $11.00          $11.11
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                            0.99          0.96          0.97          1.04            1.03
  Net realized and unrealized gain (loss)                         (0.94)        (1.45)        (0.01)         0.83           (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.05        (0.49)         0.96          1.87            0.92
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                            (0.91)       (0.94)        (1.04)        (1.03)          (1.03)
  Capital                                                             --        (0.01)           --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.91)       (0.95)        (1.04)        (1.03)          (1.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $9.46       $10.32        $11.76        $11.84          $11.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        0.57%       (4.08)%        8.38%        17.77%           8.56%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $122,367     $142,477       $92,946       $44,444         $21,049
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          1.51%        1.48%         1.48%         1.48%           1.51%
  Net investment income                                             9.96         8.84          8.15          9.14            9.23
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               65%          96%          102%           78%             72%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)    On June 12, 1998, Class C shares were renamed Class L shares.

      31 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares                                                      2000(1)      1999(1)        1998          1997            1996
===================================================================================================================================
Net Asset Value, Beginning of Year                                 $10.33       $11.77        $11.84         $10.99          $11.10
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                              1.09         1.02          1.05           1.12            0.92
  Net realized and unrealized gain (loss)                           (0.97)       (1.42)        (0.01)          0.84           (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                  0.12        (0.40)         1.04           1.96            0.81
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                             (0.99)       (1.03)        (1.11)         (1.11)          (0.92)
  Capital                                                              --        (0.01)           --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (0.99)       (1.04)        (1.11)         (1.11)          (0.92)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $9.46       $10.33        $11.77         $11.84          $10.99
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                         1.29%       (3.33)%        9.18%         18.68%           9.32%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                   $246,376     $211,693      $211,781       $139,269         $35,097
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                           0.71%        0.72%         0.72%          0.73%           0.76%
  Net investment income                                             10.87         9.52          8.83           9.90            9.98
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                65%          96%          102%            78%             72%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

      32 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Z Shares                                                     2000(1)      1999(1)       1998(1)       1997(1)          1996
===================================================================================================================================
Net Asset Value, Beginning of Year                                 $10.29       $11.74        $11.80        $10.99          $11.09
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                              0.68         1.01          1.04          1.12            1.11
  Net realized and unrealized gain (loss)                           (1.06)       (1.43)         0.01          0.80           (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 (0.38)       (0.42)         1.05          1.92            1.01
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                             (0.98)       (1.02)        (1.11)        (1.11)          (1.11)
  Capital                                                              --        (0.01)           --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (0.98)       (1.03)        (1.11)        (1.11)          (1.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $8.93       $10.29        $11.74        $11.80          $10.99
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        (3.88)%      (3.49)%        9.33%        18.29%           9.42%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                        $81          $99          $107          $104          $7,158
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                           4.46%        0.89%         0.85%         0.75%           0.77%
  Net investment income                                              7.00         9.28          8.82          9.88            9.98
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                65%          96%          102%           78%             72%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

      33 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   /s/ KPMG LLP

New York, New York
September 11, 2000

     34 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

    For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2000:

        . A corporate dividends received deduction of 1.06%.

      35 Smith Barney High Income Fund | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

SMITH BARNEY
HIGH INCOME FUND

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney High Income Fund
--------------------------------------------------------------------------------
This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY HIGH INCOME FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds



[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon
Smith Barney Inc.



FD0429 9/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                             DIVERSIFIED STRATEGIC
                                   INCOME FUND
--------------------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000

                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]
                 Your Serious Money. Professionally Managed. (SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO]
JOHN C. BIANCHI,
PORTFOLIO MANAGER

[PHOTO]
JAMES E. CONROY,
PORTFOLIO MANAGER

[PHOTO]
SIMON HILDRETH,
PORTFOLIO MANAGER

[GRAPHIC] Classic Series

Annual Report . July 31, 2000

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
JOHN C. BIANCHI, CFA
--------------------------------------------------------------------------------
John C. Bianchi, CFA, has more than 22 years of securities business experience.

--------------------------------------------------------------------------------
JAMES E. CONROY
--------------------------------------------------------------------------------
James E. Conroy has more than 24 years of securities business experience.

--------------------------------------------------------------------------------
SIMON HILDRETH
--------------------------------------------------------------------------------
Simon Hildreth has more than 17 years of securities business experience.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
December 28, 1989

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
22 Years (John C. Bianchi)
24 Years (James E. Conroy)
17 Years (Simon Hildreth)

                                   CLASS A       CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                              SDSAX         SLDSX            SDSIX
--------------------------------------------------------------------------------
INCEPTION                          11/6/92       12/28/89         3/19/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2000

                       Without Sales Charges(1)

                    Class A    Class B     Class L
--------------------------------------------------
One-Year              3.35%      2.98%       2.84%
--------------------------------------------------
Five-Year             6.13       5.64        5.69
--------------------------------------------------
Ten-Year               N/A       7.29        N/A
--------------------------------------------------
Since Inception+      6.63       7.45        5.71
--------------------------------------------------

                        With Sales Charges(2)

                    Class A    Class B     Class L
--------------------------------------------------
One-Year             (1.28)%    (1.37)%      0.80%
--------------------------------------------------
Five-Year             5.15       5.49        5.48
--------------------------------------------------
Ten-Year               N/A       7.29         N/A
--------------------------------------------------
Since Inception+      5.99       7.45        5.58
--------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+Inception dates for Class A, B and L shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.

--------------------------------------------------------------------------------

What's Inside
Your Investment in the Smith Barney Diversified Strategic Income Fund..........1
A Message from the Chairman ...................................................2
Letter from the Portfolio Managers ............................................3
Fund at a Glance ..............................................................8
Historical Performance ........................................................9
Growth of $10,000 ............................................................12
Schedule of Investments ......................................................13
Bond Ratings .................................................................24
Statement of Assets and Liabilities ..........................................25
Statement of Operations ......................................................26
Statements of Changes in Net Assets ..........................................27
Notes to Financial Statements ................................................28
Financial Highlights .........................................................33
Independent Auditors' Report .................................................38
Tax Information ..............................................................39

[LOGO OF SMITH BARNEY MUTUAL FUNDS]
Your Seriour Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
    Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 YOUR INVESTMENT IN THE SMITH BARNEY DIVERSIFIED
                              STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

An Opportunity to Diversify Your Income Sources
The Smith Barney Diversified Strategic Income Fund brings together three fixed-income opportunities: U.S. government securities, foreign government debt and high-yielding corporate bonds.

[GRAPHIC] -- Broad Income Diversification

             Portfolio managers John Bianchi, Jim Conroy and Simon Hildreth believe that one way to minimize portfolio volatility is to diversify broadly across regions, asset classes and currencies. Keep in mind, diversification does not protect against market loss.

[GRAPHIC] -- A Comprehensive Investment Process

             John, Jim and Simon follow an investment process that incorporates in-depth fundamental and quantitative analysis covering 15 of the world's major government bond markets, focusing on opportunities in U.S. government and agency securities, high-yield corporate bonds and foreign government bonds. (Please note that investments in foreign securities are subject to special risks such as those associated with currency fluctuations.)

[GRAPHIC] -- A Distinguished History of Managing Your Serious Money

             Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC ("SSB Citi") unites the distinguished history of Smith Barney & Co. with the unparalleled global reach of its parent, Citigroup.

At SSB Citi you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed options.

                1 Smith Barney Diversified Strategic Income Fund
                      | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for the insights and performance record.

The Smith Barney Diversified Strategic Income Fund ("Fund") is designed as an investment option that seeks to provide investors with a competitive rate of income through dividends, while attempting to minimize share price volatility. In line with this objective, the Fund looks to take advantage of three separate sectors of the bond market -- U.S. government securities, foreign government securities and U.S. and foreign corporate securities. By diversifying in three distinct sectors, the Fund has the flexibility to allocate and reallocate its assets to adjust to different market cycles.

We believe your investment in the Fund represents an opportunity for you, the serious investor, to globally diversify your sources of income. Portfolio managers John C. Bianchi, James E. Conroy and Simon Hildreth allocate the Fund's assets by identifying undervalued sectors and securities in the U.S. government and U.S. government-mortgage bond market, following a disciplined process for selecting foreign government bonds and searching for what they deem to be better-quality corporate securities offering high yields.

                                    [PHOTO]
                                   HEATH B. MCLENDON
                                   CHAIRMAN
                                   -----------------

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may be prudent for investors to consider adding a bond fund to their investment plan to cushion the effects of stock market volatility and gain additional income potential. An investment in the Smith Barney Diversified Strategic Income Fund provides you with bond market diversification, a necessary part of a well-balanced portfolio.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

September 6, 2000

   2 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Diversified Strategic Income Fund ("Fund") for the year ended July 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund.

Additionally, please note that the statistical performance information that appears throughout this report is compiled from SSB Citi Fund Management LLC. Furthermore, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 13 through 23 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Also, please note any discussion of the Fund's holdings is as of July 31, 2000 and is subject to change. We hope you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 3.35% and a negative 1.28%, respectively. In comparison, the Lehman Brothers Aggregate Bond Index ("Lehman Index")1 returned 5.97% for the same period. The Fund is also measured against a combination of 35% of the Merrill Lynch Master GNMA Index, 2 30% of the Merrill Lynch High Yield Master Index3 and 30% of the Merrill Lynch Global Bond Index.4 For the year ended July 31, 2000, the Merrill Lynch Master GNMA Index returned 6.92%, the Merrill Lynch High Yield Master Index returned a negative 0.81% and the Merrill Lynch Global Bond Index returned 0.79%. Past performance is not indicative of future results.

As stated in the "A Message from the Chairman" section of this report, the Fund relies on our ability to manage the Fund's asset allocation in light of rapidly changing global market conditions. Our goal is to provide our shareholders with a dividend level consistent with maintaining a relatively stable net asset value.

Investment Strategy

The Fund seeks high current income by investing primarily in three bond sectors:

     . U.S. government securities and U.S. government mortgage-related securities;

     . Foreign government securities, including securities issued by supranational organizations; and

     .    U.S. and foreign corporate debt securities.

We reallocate the Fund's assets from time to time among the types of bonds described above based on our analysis of economic and market conditions and the relative returns and risks then represented by each type of bonds. As of July 31, 2000, the Fund's allocation was 21.7% in foreign government bonds, 28.6% in high-yield corporate bonds and 49.7% in U.S. government securities.

--------------

1 The Lehman Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.

2 The Merrill Lynch Master GNMA Index includes various weighting of all outstanding coupons issued in 15- and 30-year GNMA mortgage pass-throughs. Please note that an investor cannot invest directly in an index.

3 The Merrill Lynch High Yield Master Index is a market capitalization-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default. Please note that an investor cannot invest directly in an index.

4 The Merrill Lynch Global Bond Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

   3 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

Market & Economic Update

During the period, bonds were impacted due in large part to the interest rate increases by the Federal Reserve Board ("Fed") and the U.S.Treasury's plan to buy back more than $30 billion of its outstanding long-term debt. However, despite the interest rate increases by the Fed, many classes of bonds outperformed stocks during the period. In our view, several factors exist which largely contributed to the bond market's performance in 2000. Many investors believe that the growth of the U.S. economy is beginning to slow, and no longer view inflation as the major threat it was a year ago. Additionally, many investors are now convinced that the Fed may be finished with its latest round of interest rate hikes.

--------------------------------------------------------------------------------
                             OUR INVESTMENT PROCESS
                       INCORPORATES IN-DEPTH FUNDAMENTAL
                      AND QUANTITATIVE ANALYSIS COVERING 15
                      OF THE WORLD'S MAJOR GOVERNMENT BOND
                     MARKETS, FOCUSING ON OPPORTUNITIES IN
                     U.S. GOVERNMENT AND AGENCY SECURITIES,
                     HIGH-YIELD CORPORATE BONDS AND FOREIGN
                                GOVERNMENT BONDS.
--------------------------------------------------------------------------------

Given the potential for a slowdown in U.S. economic growth -- due in large part to rising short-term interest rates by the Fed -- many bond investors have been buying higher-quality instruments such as U.S. Treasury notes. As a result, the high-yield bond market was under pressure during the period, given the potential economic slowdown in the second half of past six months and its possible impact on the U.S. stock markets.

U.S. Government and Mortgage-Backed Securities

In our opinion, the issues that significantly impacted the performance of the bond market during the period were:

     .    Interest rate increases by the Fed;

     .    The stock market's resiliency in the face of the Fed's actions;

     .    The U.S. Treasury's buyback program; and

     . Investors' concerns regarding credit quality, extreme levels of volatility and illiquidity.

On May 16, 2000, the Fed enacted the sixth in a series on monetary policy actions that began on June 30, 1999, when the federal funds rate ("fed funds rate")5 was 4.75%. Since last June 30, 1999, the Fed raised rates by 175 basis points6 resulting in a rate presently at 6.5%, the cumulative effect of which, we believe, may begin to have a more pronounced effect in dampening inflationary pressures in the economy.

--------------

5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

6    A basis point is 0.01% or one one-hundredth of a percent.

   4 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

A critical point, which many investors overlook, is that Fed monetary policy adjustments take time to be absorbed into the general economy. In our opinion, the rallies we have recently seen are a direct result of changes that were enacted six to nine months ago.

Moreover, the plan by the U.S. Treasury to buy back more than $30 billion of its long-term debt obligations in 2000 and $50 billion in 2001 of its long-term debt obligations has led to a reduced supply in the marketplace. The U.S. Treasury's intent to retire debt, particularly at the long end of the yield curve,7 has been the most recent test for the bond market. The notion that a decreased supply of Treasury securities with constant if not increasing demand would cause interest rates to decrease seemed to many investment professionals as "too easy." Many investment professionals believed that this was too good to be true and for awhile they were right. However, the constant yet small quantities of U.S. Treasuries, relative to outstanding supply, that were retired cumulatively have begun to have an impact on the market.

--------------------------------------------------------------------------------
                   WE BELIEVE INVESTORS SHOULD HAVE ACCESS TO
                   A DIVERSIFIED INCOME STRATEGY. WE EVALUATE
                     RELATIVE INCOME OPPORTUNITIES AND RISKS
                    WITHIN EACH OF THE FUND'S BOND SECTORS.
--------------------------------------------------------------------------------

As such, the price of long-term bonds increased in relation to their short-term counterparts, as reflected by an inverted yield curve. Instead of a "normal" yield curve,8 with yields rising slowly along with the maturity of U.S. Treasury bonds, the highest yields were for shorter-term bonds.

We focus on investing in individual securities and sectors that we deem to be undervalued relative to the marketplace. More specifically, we determine sector and maturity weightings based on intermediate and long-term assessments of the market and relative value factors based on the outlook for interest rates. Additionally, through our research we seek to uncover inefficient sectors of the government securities and mortgage markets and adjust the Fund's portfolio to take advantage of the new information.

The high-yield bond market, for the most part, mirrored the performance of the stock market during the period, posting a modest return in comparison to other classes of bonds. Given the recent moderation in economic growth, the highest-quality sectors of the bond market such as U.S. Treasuries, investment-grade9 corporate bonds and U.S. agency securities generated the strongest results. 30-Year U.S. Treasuries, which were up almost 2% in July alone, outperformed all other sectors during the period.

High-Yield Corporate Bonds

Given the disparate performance between the U.S. high-yield bond market and the remainder of the bond market, high-yield bond spreads now stand at over 683 basis points above U.S. Treasuries. These extremely high levels were last reached during the 1998 emerging market crisis. The high-yield bond market now yields more than 100% more than the U.S. Treasury market.

There is no doubt that the high-yield bond market has reflected the tighter Fed monetary policy instituted beginning in June 30, 1999 and the increase in default rates in the past year. We believe the high-yield bond market is heavily discounting the negative fundamental risks about potentially tighter monetary policy, softer economic growth, weaker corporate profits and potentially higher default rates.

--------------

7 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

8 An inverted yield curve represents an unusual situation where short-term interest rates are higher than long-term rates.

9 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, as determined by the manager to be of equivalent quality.

    5 Smith Barney Diversified Strategic Income Fund|2000 Annual Report to
                                 Shareholders

We think investors have overreacted to the recent performance of high-yield bonds. After a modestly positive month on June, high-yield bond mutual funds again experienced net redemptions in July totaling more than $1 billion. Since the beginning of this year, there has been a total of $7 billion of net redemptions out of high-yield bond mutual funds. As a direct result of flagging demand, new issue supply has decreased dramatically with only $34 billion of new issues price in the past seven months, over 50% below last year's levels.

In addition, a large proportion of the new issues has been from the more liquid, better-quality companies. A majority of the new issues have been purchased by longer-term institutional investors such as insurance companies and pension plans that have a positive view of the long-term value of the high-yield bond market relative to the other sectors of the bond market.

--------------------------------------------------------------------------------
                  BY DIVERSIFYING IN THREE DISTINCT SECTORS OF
                  THE BOND MARKET, WE HAVE THE FLEXIBILITY TO
                       ALLOCATE AND REALLOCATE ASSETS IN
                    RESPONSE TO CHANGING MARKET CONDITIONS.
--------------------------------------------------------------------------------

The best-performing industry sectors of the high-yield bond market during 2000 were energy (oil and natural gas), technology, cable, media and operating utilities, which historically have fared better during an economic slowdown. The worst-performing sectors included telecommunication, basic materials, capital goods manufacturing, consumer-related industries and transportation.

The telecommunications sector, which accounts for about 25% of the high-yield bond market, has underperformed due in large part to the recent weakness of the stock market as well as the increased new issue supply of telecommunications issues over the past year. Many companies in this sector are aggressive consumers of external capital as they seek to build out their infrastructure.

Any credit tightening either in the form of lower liquidity in the banking system or increased stock market volatility may cause these issues to underperform in the near future. However, we remain convinced the better-quality and larger-capitalized companies in this sector may ultimately succeed and perform well. (Of course, no guarantees can be given that our expectations will be met.)

Foreign Government Securities

Our investment strategy with the Fund's foreign government securities during the period currently emphasized three factors:

     . To be fully invested and possibly earn high yield, without undue credit risk;

     . To maintain exposures to take advantage of potential spread tightening; and

     .    To focus on countries with low external financing requirements.

We maintained the bulk of the Fund's foreign bond exposure in core European government securities denominated in the euro,10 where we felt the likely hedged returns over the remainder of the year to be the most compelling.

--------------

10 The euro is the single currency of the European Monetary Union that was adopted by Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain on January 1, 1999.

                6 Smith Barney Diversified Strategic Income Fund
                      | 2000 Annual Report to Shareholders

The rest of the Fund's foreign bond holdings were concentrated in the more peripheral European countries. In particular, we held securities denominated in the English pound and in the Danish and Swedish kroner. The yield levels on bonds in these countries offered an additional convergence opportunity on yields in the core "euroland"11 economies.

During the period, we held no positions denominated in the Japanese yen as already very low yields and the possibility that the Japanese government would put an end to its zero-interest-rate policy suggested that yield levels might rise going forward.

We remain positive on the performance of both euro- and U.S. dollar-denominated bonds over the coming months. After the poor performance experienced last year, yields have already risen to levels that we think have provided a cushion against the official rate increases seen so far this year. As the core economies display signs of slower economic activity, we expect a steady fall in interest rates to occur. (Of course, no guarantees can be given this will occur.)

Conclusion

We will continue to focus on what we believe are better-quality securities in each of the Fund's bond sectors and look to pick up additional yield. We remain bullish on the total return prospects of the bond market at current valuation levels, especially given the continued health of many of the world's economies. Further, we anticipate that economic growth should continue, with inflation remaining tame.

Thank you for investing in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/John C. Bianchi                      /s/James E. Conroy

John C. Bianchi, CFA                    James E. Conroy
Vice President and Investment Officer   Vice President and Investment Officer

/s/Simon Hildreth

Simon Hildreth
Investment Officer

September 6, 2000

--------------

11 Euroland refers to those countries which make up the European Monetary Union ("EMU"). The EMU members include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.

                7 Smith Barney Diversified Strategic Income Fund
                      | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund at a Glance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Government National Mortgage Association ..............................43.4%

 2. Bundesrepublic ........................................................ 4.7

 3. U.S. Treasury Principal Strips ........................................ 3.7

 4. Bundesobligation ...................................................... 3.3

 5. Swedish Government .................................................... 2.6

 6. Kingdom of Denmark .................................................... 2.5

 7. NYKREDIT .............................................................. 1.8

 8. U.K. Treasury ......................................................... 1.4

 9. U.S. Treasury Note .................................................... 1.4

10. Federal National Mortgage Association ................................. 1.2

--------------------------------------------------------------------------------
                          Industry Diversification*++
--------------------------------------------------------------------------------
                                    [GRAPH]
11.5%       Cable Television

2.9%        Containers/Packaging

3.0%        Contract Drilling

3.1%        Food

6.9%        Internet Services

5.6%        Oil & Gas

15.5%       Telecommunications

10.2%       Telephone

3.4%        Unregulated Power Generation

37.9%       Other

*    These holdings are as of July 31, 2000 and are subject to change.

+    As a percentage of total investments.

++   As a percentage of total high-yield sector.

--------------------------------------------------------------------------------
Investment Breakdown*+
--------------------------------------------------------------------------------
                                    [GRAPH]
28.0% Corporate Bonds and Notes

21.7% International Bonds

0.6%  Common Stock, Preferred Stock and Warrants

49.7% U.S. Goverment Agencies & Obligations

   8 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                       Net Asset Value
                                 --------------------------
                                 Beginning            End            Income         Capital Gain         Return            Total
Year Ended                        of Year           of Year        Dividends        Distributions      of Capital        Returns(1)
===================================================================================================================================
7/31/00                           $7.46          $7.19             $0.51              $0.00            $0.00              3.35%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                            7.96           7.46              0.49               0.01             0.04              0.41
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.01           7.96              0.58               0.05             0.00              7.47
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82           8.01              0.67               0.00             0.00             11.36
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.85           7.82              0.62               0.00             0.05              8.39
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76           7.85              0.48               0.00             0.19             10.35
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41           7.76              0.62               0.10             0.04              1.16
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93              8.24           8.41              0.45               0.12             0.00              9.30+
===================================================================================================================================
  Total                                                           $ 4.42             $ 0.28           $ 0.32
===================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                 --------------------------
                                 Beginning            End            Income         Capital Gain         Return            Total
Year Ended                        of Year           of Year        Dividends        Distributions      of Capital        Returns(1)
===================================================================================================================================
7/31/00                           $7.48          $7.22             $0.47              $0.00            $0.00              2.98%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                            7.98           7.48              0.46               0.01             0.03             (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.03           7.98              0.54               0.05             0.00              6.93
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.83           8.03              0.62               0.00             0.00             10.89
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.86           7.83              0.57               0.00             0.05              7.80
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76           7.86              0.44               0.00             0.18             10.00
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41           7.76              0.60               0.10             0.03              0.66
-----------------------------------------------------------------------------------------------------------------------------------
7/31/93                            8.55           8.41              0.58               0.14             0.00              7.28
-----------------------------------------------------------------------------------------------------------------------------------
7/31/92                            7.98           8.55              0.68               0.00             0.07             17.12
-----------------------------------------------------------------------------------------------------------------------------------
7/31/91                            8.06           7.98              0.71               0.06             0.09             10.42
===================================================================================================================================
  Total                                                            $5.67              $0.36            $0.45
===================================================================================================================================

   9 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                    Net Asset Value
                                -----------------------
                                Beginning         End             Income          Capital Gain         Return            Total
Year Ended                       of Year        of Year          Dividends        Distributions      of Capital        Returns(1)
===================================================================================================================================
7/31/00                           $7.48          $7.21             $0.47              $0.00            $0.00              2.84%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                            7.97           7.48              0.46               0.01             0.03              0.08
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.01           7.97              0.54               0.05             0.00              7.08
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.81           8.01              0.62               0.00             0.00             10.92
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.84           7.81              0.57               0.00             0.05              7.82
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76           7.84              0.44               0.00             0.18              9.73
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41           7.76              0.60               0.10             0.03              0.66
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93              8.36           8.41              0.20               0.03             0.00              3.41+
===================================================================================================================================
 Total                                                             $3.90              $0.19            $0.29
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                    Net Asset Value
                                -----------------------
                                Beginning         End             Income          Capital Gain         Return            Total
Year Ended                       of Year        of Year          Dividends        Distributions      of Capital        Returns(1)
===================================================================================================================================
7/31/00                           $7.46          $7.20             $0.53              $0.00            $0.00              3.83%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                            7.96           7.46              0.51               0.01             0.04              0.72
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.00           7.96              0.60               0.05             0.00              7.96
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82           8.00              0.70               0.00             0.00             11.64
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96              7.89           7.82              0.53               0.00             0.05              6.65+
===================================================================================================================================
 Total                                                             $2.87              $0.06            $0.09
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                    Net Asset Value
                                -----------------------
                                Beginning         End             Income          Capital Gain         Return            Total
Year Ended                       of Year        of Year          Dividends        Distributions      of Capital        Returns(1)
===================================================================================================================================
7/31/00                           $7.47          $7.21             $0.53              $0.00            $0.00              3.83%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                            7.96           7.47              0.51               0.01             0.04              0.84
-----------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.01           7.96              0.60               0.05             0.00              7.78
-----------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82           8.01              0.69               0.00             0.00             11.69
-----------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.85           7.82              0.63               0.00             0.06              8.72
-----------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76           7.85              0.49               0.00             0.20             10.94
-----------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41           7.76              0.65               0.10             0.04              1.43
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93              8.24           8.41              0.47               0.12             0.00              9.47+
===================================================================================================================================
 Total                                                             $4.57              $0.28            $0.34
===================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


   10 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Without Sales Charges(1)
                                                    ---------------------------------------------------------------------
                                                    Class A       Class B          Class L         Class Y        Class Z
===================================================================================================================================
Year Ended 7/31/00                                    3.35%         2.98%            2.84%            3.83%        3.83%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                              6.13          5.64             5.69              N/A         6.50
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                N/A          7.29              N/A              N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                            6.63          7.45             5.71             6.34         7.00
===================================================================================================================================
                                                                             With Sales Charges(2)
                                                    ---------------------------------------------------------------------
                                                    Class A         Class B         Class L        Class Y        Class Z
===================================================================================================================================
Year Ended 7/31/00                                   (1.28)%       (1.37)%           0.80%            3.83%        3.83%
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                              5.15          5.49             5.48              N/A         6.50
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                N/A          7.29              N/A              N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                            5.99          7.45             5.58             6.34         7.00
===================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Returns
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Without Sales Charges(1)
===================================================================================================================================
Class A (Inception* through 7/31/00)                                                                  64.27%
-----------------------------------------------------------------------------------------------------------------------------------
Class B (7/31/90 through 7/31/00)                                                                    102.08
-----------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                                                                  50.64
-----------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/00)                                                                  34.43
-----------------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 7/31/00)                                                                  68.80
===================================================================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.




   11 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------
                             July 1990 -- July 2000

                                    [GRAPH]

                Smith Barney Diversified Strategic Income Fund        Lehman Brothers Aggregate Bond Index
July 1990                      10,000                                                 10,000
July 1991                      10,646                                                 11,071
July 1992                      12,632                                                 12,707
July 1993                      13,673                                                 14,000
July 1994                      13,867                                                 14,014
July 1995                      15,360                                                 15,430
July 1996                      16,558                                                 16,284
July 1997                      18,362                                                 18,037
July 1998                      19,635                                                 19,456
July 1999                      19,624                                                 19,940
July 31, 2000                  20,208                                                 21,131

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

   12 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                                               July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                                        SECURITY                                                   VALUE
===================================================================================================================================
U.S. GOVERNMENT SECTOR -- 49.7%
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 49.7%
$   25,000,000           U.S. Treasury Note, 6.500% due 2/15/10                                                       $  25,828,000
                         U.S. Treasury Principal Strip:
    44,013,000             Zero coupon bond to yield 6.431% due 11/15/09                                                 24,472,989
   138,100,000             Zero coupon bond to yield 6.213% due 2/15/19                                                  45,332,706
    24,878,378           Federal National Mortgage Association (FNMA), 6.500% due 5/1/30 (a)                             23,517,780
                         Government National Mortgage Association (GNMA):
   138,327,449             7.500% due 7/15/29 (a)                                                                       137,245,729
    20,467,342             6.500% due 3/15/30 (a)                                                                        19,431,081
   243,048,103             8.500% due 5/15/30 (b)                                                                       248,438,910
    12,280,407             9.000% due 6/15/30 (a)                                                                        12,656,433
   402,654,258             8.000% due 7/15/30 (b)                                                                       406,427,129
-----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR
                         (Cost --$942,285,983)                                                                          943,350,757
===================================================================================================================================
   FACE
  AMOUNT          RATING(c)                                     SECURITY                                                   VALUE
===================================================================================================================================
HIGH-YIELD SECTOR -- 28.6%
CORPORATE BONDS & NOTES -- 28.0%
Aerospace -- 0.2%
     1,655,000    B      BE Aerospace, Sr. Sub. Notes, Series B, 8.000% due 3/1/08+                                       1,460,538
     2,485,000    B-     Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09                               2,460,150
                                                                                                                          3,920,688

Airlines -- 0.4%
     9,212,791    BB     Airplanes Pass-Through Trust, Corporate Collateralized Mortgage Obligation, Series D,
                           10.875% due 3/15/19                                                                            7,398,148
Aluminum -- 0.4%
                         Kaiser Aluminum & Chemical Corp.:
                           Sr. Notes:
       600,000    B1*        Series B, 10.875% due 10/15/06+                                                                577,500
       935,000    B1*        Series D, 10.875% due 10/15/06                                                                 899,938
     7,375,000    B3*      Sr. Sub. Notes, 12.750% due 2/1/03+                                                            6,711,250
                                                                                                                          8,188,688

Apparel -- 0.1%
       145,000    BB-    Levi Strauss & Co., Notes, 7.000% due 11/1/06                                                      115,275
                         Tommy Hilfiger USA Inc., Company Guaranteed:
       360,000    BBB-     6.500% due 6/1/03+                                                                               288,900
     1,565,000    BBB-     6.850% due 6/1/08+                                                                             1,075,938
     1,150,000    B-     Tropical Sportswear International Corp., 11.000% due 6/15/08+                                    1,112,625
                                                                                                                          2,592,738


Auto Parts: O.E.M. -- 0.3%
     2,930,000    B      Collins & Aikman Products, Company Guaranteed, 11.500% due 4/15/06                               2,856,750
     2,740,000    B      Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09+                                         2,452,300
                                                                                                                          5,309,050

Book/Magazines -- 0.2%
     2,730,000    B2*    Ziff Davis Media Inc., Sr. Sub. Notes, 12.000% due 7/15/10 (d)+                                  2,784,600

                    See Notes to Financial Statements.

   13 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
       FACE
      AMOUNT   RATING(c)                          SECURITY                                                                  VALUE
====================================================================================================================================
Broadcasting -- 0.4%
 $   3,955,800 NR        AMFM Operating Inc., Payment-in-kind, 12.625% due 10/31/06                                    $  4,667,844
     1,925,000 B         Capstar Broadcasting, Sr. Discount Notes, step bond to yield 11.007% due 2/1/09                  1,795,063
                         Young Broadcasting Corp., Sr. Sub. Notes:
       990,000 B           11.750% due 11/15/04+                                                                          1,020,938
       555,000 B           10.125% due 2/15/05                                                                              557,775
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,041,620
------------------------------------------------------------------------------------------------------------------------------------
Building Materials -- 0.1%
                         Nortek, Inc.:
     1,100,000 B+          Sr. Notes, Series B, 9.125% due 9/1/07                                                         1,039,500
     1,230,000 B-          Sr. Sub. Notes, 9.875% due 3/1/04+                                                             1,183,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,223,375
------------------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.2%
     1,480,000 B         Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08                             1,369,000
     2,510,000 B-        Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09 (d)                                         2,296,650
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,665,650
------------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 3.3%
                         Adelphia Communications Corp.:
     2,090,000 BB-         Sr. Discount Notes, zero coupon bond to yield 11.879% due 1/15/08                                856,900
       490,000 B+          Sr. Notes, 8.375% due 2/1/08                                                                     427,525
       965,000 CCC+      Cable Satisfaction International  Sr. Notes, 12.750% due 3/1/10 Inc.,                              944,494
                         Charter Communications Holdings LLC:
    12,505,000 B+          Sr. Discount Notes, step bond to yield 11.722% due 1/15/10+                                    7,096,588
     1,605,000 B+          Sr. Notes, 8.625% due 4/1/09+                                                                  1,412,400
     4,570,000 BB-       CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                                     4,884,188
     1,515,000 B         EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09                                                 1,467,656
     5,870,000 B-        NTL Communications Corp., Sr. Notes, 11.500% due 10/1/08+                                        6,002,075
     8,070,000 BB-       Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15                               8,957,700
     2,740,000 B+        Telewest Communications PLC, Sr. Notes, 11.250% due 11/1/08+                                     2,767,400
    22,155,000 B-        United International Holdings, Sr. Discount Notes, Series B, step bond to yield
                           11.248% due 2/15/08                                                                           16,228,538
    24,635,000 B         United Pan-Europe Communications N.V., Sr. Discount Notes, Series B, step bond to yield
                           12.500% due 8/1/09+                                                                           11,455,275
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         62,500,739
------------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 0.5%
     1,375,000 B         Hollywood Casino Corp., Company Guaranteed, 11.250% due 5/1/07+                                  1,409,375
     1,185,000 B+        Horseshoe Gaming Holding Corp., Series B, Company Guaranteed, 8.625% due 5/15/09                 1,122,788
        57,325 NR        Jazz Casino Co. LLC, Payment-in-kind, Sr. Sub. Notes, 5.867% due 11/15/09                            8,885
                         Mandalay Resort Group:
       915,000 BB-         Sr. Sub. Debentures, 7.625% due 7/15/13                                                          754,875
     1,090,000 BB-         Sr. Sub. Notes, 10.250% due 8/1/07 (d)                                                         1,106,350
     2,030,000 B+        Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (d)                                     2,042,688
                         Sun International Hotels, Company Guaranteed:
       925,000 Ba3*        9.000% due 3/15/07                                                                               869,500
       970,000 Ba3*        8.625% due 12/15/07                                                                              897,250
                         Venetian Casino Resort LLC, Company Guaranteed:
       935,000 B-          12.250% due 11/15/04+                                                                            946,688
       970,000 CCC+        14.250% due 11/15/05                                                                             950,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,108,999
------------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

   14 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                  July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
       FACE
      AMOUNT   RATING(c)                            SECURITY                                                                VALUE
====================================================================================================================================
Chemicals - Major -- 0.4%
                         Huntsman ICI Chemicals LLC:
  $    430,000 B+          Company Guaranteed, 10.125% due 7/1/09                                                      $    439,675
    21,275,000 B+          Sr. Discount Notes, zero coupon to yield 13.067% due 12/31/09                                  7,127,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,566,800
------------------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.2%
     1,560,000 B+        Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09+                                       1,573,650
     1,150,000 B         ZSC Specialty Chemical PLC, Sr. Notes, 11.000% due 7/1/09 (d)                                    1,161,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,735,150
------------------------------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.0%
     4,790,000 Caa*      AEI Resources Inc., Company Guaranteed, 10.500% due 12/15/05 (d)                                   790,350
------------------------------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.2%
     4,595,000 B         Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                                       4,066,575
------------------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.1%
     1,505,000 B         Jostens, Inc., 12.750% due 5/1/10 (d)(e)                                                         1,497,475
------------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.8%
       500,000 B         BWAY Corp., Series B, Company Guaranteed, 10.250% due 4/15/07                                      493,750
     9,175,000 B         Stone Container Corp., Sr. Notes, 11.500% due 8/15/06 (d)                                        9,542,000
     3,505,000 B-        Sweetheart Cup Corp., Inc., Sr. Sub. Notes, 10.500% due 9/1/03+                                  3,189,550
     2,200,000 B-        Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due 6/15/10 (d)                                        2,255,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,480,300
------------------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.9%
     2,020,000 B+        Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06                                              1,959,400
     6,145,000 BB        Pride International, Inc., Sr. Notes, 10.000% due 6/1/09+                                        6,360,075
     3,290,000 Ba3*      R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                                                 3,635,450
     3,920,000 BB-       RBF Finance Co., Sr. Secured Notes, 11.375% due 3/15/09+                                         4,272,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,227,725
------------------------------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.3%
     1,085,000 B+        Ames Department Stores, Inc., Sr. Notes, 10.000% due 4/15/06+                                      688,975
     3,695,000 Baa3*     Kmart Corp., 12.500% due 3/1/05+                                                                 3,981,363
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,670,338
------------------------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 0.2%
    1,900,000  B2*       Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06                                        1,586,500
    1,500,000  B-        Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06                                  1,312,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,899,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.1%
                         Amresco Inc., Sr. Sub. Notes:
     3,640,000 Caa*        10.000% due 3/15/04+                                                                           1,547,000
     1,975,000 Caa*        9.875% due 3/15/05                                                                               839,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,386,375
------------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacture -- 0.2%
     4,725,000 B+        Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                                    4,252,500
------------------------------------------------------------------------------------------------------------------------------------
Drugs - Generic -- 0.2%
     2,995,000 BB        ICN Pharmaceuticals, Inc., Sr. Notes, 9.250% due 8/15/05                                         2,995,000
------------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

   15 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
       FACE
      AMOUNT   RATING(c)                           SECURITY                                                                 VALUE
Electronic Components -- 0.4%
  $  3,090,000 BB-       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                            $  3,244,500
     3,700,000 Ba3*      Flextronics International Ltd., Sr. Sub. Notes, 9.875% due 7/1/10 (d)                            3,783,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,027,750
------------------------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 0.1%
     2,210,000 BB-       Integrated Electrical Services, Inc., Sr. Sub. Notes, 9.375% due 2/1/09+                         1,828,775
------------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.4%
                         Allied Waste Industries Inc., Series B, Company Guaranteed:
       760,000 BB-          7.875% due 1/1/09                                                                               674,500
     2,380,000 B+           10.000% due 8/1/09+                                                                           2,073,575
       430,000 B+        The IT Group, Inc., Sr. Sub. Notes, 11.250% due 4/1/09                                             384,850
     2,315,000 CCC+      Metal Management, Inc., Company Guaranteed, 10.000% due 5/15/08+                                 1,169,075
     3,165,000 B+        URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09                                                    3,244,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,546,125
------------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.7%
     4,900,000 B2*       Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                                                4,165,000
     1,915,000 B         International Home Foods, Company Guaranteed, 10.375% due 11/1/06                                2,053,838
     2,110,000 B-        Premier International Foods PLC,  Sr. Notes, 12.000% due 9/1/09 (d)+                             1,698,550
     4,745,000 B         SC International Services Inc., Sr. Sub. Notes, 9.250% due 9/1/07                                4,537,406
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,454,794
------------------------------------------------------------------------------------------------------------------------------------
Foods Specialty/Candy -- 0.2%
     5,775,000 B-        B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                                                3,378,375
     4,675,000 CCC+      Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07                                          935,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,313,375
------------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.3%
     5,555,000 B         Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07                                        5,485,563
       895,000 B+        Millar Western Forest Products, 9.875% due 5/15/08+                                                877,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,362,663
------------------------------------------------------------------------------------------------------------------------------------
Health Industry Services -- 0.1%
     2,260,000 BBB-      HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05                                                 1,887,100
------------------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
     2,635,000 B         Falcon Products, Inc., Sr. Sub. Notes, 11.375% due 6/15/09                                       2,555,950
------------------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.2%
     1,900,000 Ba1*      D.R. Horton, Inc., Company Guaranteed, 8.000% due 2/1/09                                         1,729,000
     2,845,000 BB+       Lennar Corp., Sr. Notes, 9.950% due 5/1/10 (d)                                                   2,894,788
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,623,788
------------------------------------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 0.6%
     2,665,000 B-        Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                                     2,631,688
                          Intrawest Corp., Sr. Notes:
     3,715,000 B+          9.750% due 8/15/08                                                                             3,715,000
     3,880,000 B+          10.500% due 2/1/10                                                                             4,035,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,381,888
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   16 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------


       FACE
      AMOUNT   RATING(c)                                   SECURITY                                                         VALUE
====================================================================================================================================
Internet Services -- 1.9%
$      995,000 NR        COLO.COM, Sr. Notes, 13.875% due 3/15/10 (d)(e)                                                $ 1,074,600
     2,095,000 Caa*      Cybernet Internet Services International, Inc., Sr. Notes, 14.000% due 7/1/09                      890,375
                         Exodus Communications, Inc., Sr. Notes:
       505,000 B           10.750% due 12/15/09 (d)                                                                         488,588
    10,095,000 B           11.625% due 7/15/10 (d)                                                                       10,195,950
                         PSINet Inc., Sr. Notes:
     2,765,000 B-          11.500% due 11/1/08+                                                                           2,364,075
     6,290,000 B-          11.000% due 8/1/09                                                                             5,126,350
     4,560,000 B3*       Rhythms NetConnections, Inc., Sr. Notes, 14.000% due 2/15/10 (d)+                                3,078,000
                         Verio Inc., Sr. Notes:
     3,090,000 B-          10.375% due 4/1/05+                                                                            3,290,850
     3,765,000 B-          11.250% due 12/1/08                                                                            4,310,925
     3,735,000 B-          10.625% due 11/15/09 (d)                                                                       4,313,925
     1,635,000 CCC+      WAM!NET Inc., Series B, Company Guaranteed, step bond to yield 12.827% due 3/1/05                  923,775
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         36,057,413
------------------------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.2%
       750,000 B-        Premier Parks, Inc., Sr. Discount step bond to yield 10.812% due 4/1/08 Notes,                     498,750
     2,470,000 B-        SFX Entertainment, Sr. Sub. Notes, 9.125% due 2/1/08                                             2,544,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,042,850
------------------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
     2,740,000 B-        Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due 6/15/09+                                    2,356,400
------------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.3%
     5,920,000 B-        Triarc Consumer & Beverage, Company Guaranteed, 10.250% due 2/15/09+                             5,786,800
------------------------------------------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
     2,800,000 B+        Garden State Newspapers, Sr. Sub. Notes, 8.625% due 7/1/11+                                      2,548,000
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 1.2%
                         Belco Oil & Gas Corp., Sr. Sub. Notes:
     1,500,000 B1*         10.500% due 4/1/06                                                                            1,518,750
     2,780,000 B1*         8.875% due 9/15/07+                                                                           2,641,000
     1,285,000 B         Canadian Forest Oil Corp., Company Guaranteed, 10.500% due 1/15/06                              1,326,763
     4,300,000 B         Chesapeake Energy Corp., Company Guaranteed, 9.625% due 5/1/05                                  4,214,000
     1,360,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                            1,309,000
     4,220,000 B+        Nuevo Energy Corp., Sr. Sub. Notes, 9.500% due 6/1/08+                                          4,209,450
     1,500,000 B2*       Plains Resources Inc., Company Guaranteed, 10.250% due 3/15/06 (d)                              1,526,250
     1,000,000 B-        Range Resources Corp., Company Guaranteed, 8.750% due 1/15/07                                     910,000
     2,885,000 B         Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07                                          2,798,450
     1,925,000 BB-       Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09+                                    1,987,563
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,441,226
------------------------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.2%
     3,670,000 BB-       Leviathan Gas Pipeline Partners, LP, Sr. Sub. Notes, 10.375% due 6/1/09                         3,798,450
------------------------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.2%
     1,635,000 BB-       Clark Oil & Refining Corp., Sr. Notes, 9.500% due 9/15/04                                       1,455,150
     5,040,000 B         Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                                                  2,790,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,246,050
------------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

   17 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
       FACE
      AMOUNT   RATING(c)                             SECURITY                                                               VALUE
====================================================================================================================================
Paper -- 0.5%
$      935,000 B         Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04+                                          $   766,700
     2,585,000 CCC+      Repap New Brunswick, Sr. Secured Notes, 10.625% due 4/15/05+                                     2,352,350
                         Riverwood International Corp.:
     3,300,000 B-          Company Guaranteed, 10.625% due 8/1/07                                                         3,300,000
     3,390,000 CCC+        Sr. Sub. Notes, 10.875% due 4/1/08                                                             3,135,750
       231,750 NR          SD Warren Co., Debentures, Payment-in-kind, 14.000% due 12/15/06                                 257,243
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,812,043
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.2%
     4,115,000 B         King Pharmaceuticals, Inc., Sr. Sub. Notes, 10.750% due 2/15/09                                  4,382,475
------------------------------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.2%
     3,875,000 BB-       Polaroid Corp., Sr. Notes, 11.500% due 2/15/06+                                                  4,059,063
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.2%
     4,000,000 NR        Ocwen Asset Investment Corp., 11.500% due 7/1/05+                                                3,100,000
------------------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.4%
     4,165,000 BB-       Avis Rent A Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09+                                        4,414,900
                         United Rentals, Inc., Series B, Company Guaranteed:
     2,195,000 BB-         9.250% due 1/15/09+                                                                            2,046,838
     1,700,000 BB-         9.000% due 4/1/09+                                                                             1,551,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,012,988
------------------------------------------------------------------------------------------------------------------------------------
Retail - Drug Store Chains -- 0.0%
       905,000 B-        Rite Aid Corp., 6.500% due 10/1/03 (d)                                                             506,800
------------------------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.0%
       875,000 B-        Advance Stores Co., Sr. Sub. Notes, 10.250% due 4/15/08                                            726,250
------------------------------------------------------------------------------------------------------------------------------------
Savings & Loans Associations -- 0.2%
     4,100,000 B2*       Ocwen Capital Trust I, Jr. Sub. Notes, 10.875% due 8/1/27+                                       2,091,000
     1,655,000 B+        Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03                                            1,497,775
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,588,775
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.5%
       915,000 B1*       Amkor Technology, Inc., Sr. Sub. Notes, 10.500% due 5/1/09+                                        928,725
     7,325,000 B         Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07+                              7,471,500
     1,420,000 B         SCG Holding & Semiconductor Co.,  Company Guaranteed, 12.000% due 8/1/09                         1,540,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,940,925
------------------------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 0.3%
     1,980,000 BB-       LTV Corp., Sr. Notes, 11.750% due 11/15/09 (d)                                                   1,702,800
     2,845,000 B+        WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04+                                                 2,702,750
     2,285,000 B-        WHX Corp., Sr. Notes, 10.500% due 4/15/05+                                                       1,799,438
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,204,988
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Equipment -- 0.4%
     8,505,000 B-        World Access, Inc., 13.250% due 1/15/08                                                          7,654,500
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Major -- 0.1%
     1,860,000 B2*       Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06                                                  2,092,500
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   18 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT        RATING(c)                                       SECURITY                                                 VALUE
====================================================================================================================================
Telecommunications - Other -- 3.7%
$    1,155,000 B+        Call-Net Enterprises, Inc., Sr. Notes, 9.375% due 5/15/09                                      $   606,375
                         Esprit Telecom Group PLC, Sr. Notes:
     3,950,000 B-          11.500% due 12/15/07+                                                                          2,705,750
     2,250,000 B-          10.875% due 6/15/08                                                                            1,496,250
                         Focal Communications Corp.:
     2,915,000 B           Sr. Discount Notes, Series B, step bond to yield 13.148% due 2/15/08                           1,923,900
     1,970,000 B-          Sr. Notes, 11.875% due 1/15/10 (d)                                                             1,950,300
     1,955,000 BB        Global Crossing Holding Ltd., Company Guaranteed, 9.500% due 11/15/09                            1,906,125
     2,750,000 CCC+      GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 13.250% due 2/1/10 (d) (e)         1,471,250
                         Hermes Europe Railtel BV, Sr. Notes:
     3,365,000 B           11.500% due 8/15/07+                                                                           2,708,825
     3,085,000 B           10.375% due 1/15/09+                                                                           2,360,025
     2,950,000 B-        ICG Communications Inc., Sr. Discount Notes, step bond to yield 12.931% due 9/15/05+             2,802,500
                         KMC Telecom Holdings, Inc., Sr. Notes:
        50,000 CCC+        13.500% due 5/15/09                                                                               44,563
     2,655,000 CCC+        Step bond to yield 15.885% due 2/15/08                                                         1,340,775
    12,370,000 B         Level 3 Communications, Inc., Sr. Discount Notes, step bond to yield 12.849% due 3/15/10         6,587,025
     1,940,000 CCC+      Madison River Capital, Sr. Notes, 13.250% due 3/1/10 (d)                                         1,784,800
       950,000 B+        McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09                                                      857,375
     2,140,000 B+        Metromedia Fiber Network, Inc., Sr. Notes, 10.000% due 11/15/08                                  2,097,200
     4,065,000 B-        MGC Communications, Inc., Sr. Notes, 13.000% due 4/1/10 (d)+                                     3,800,775
                         NEXTLINK Communications, Inc.:
                           Sr. Discount Notes:
    11,010,000 B             Step bond to yield 12.094% due 6/1/09                                                        6,826,200
     5,660,000 B             Step bond to yield 12.233% due 12/1/09+                                                      3,226,200
                           Sr. Notes:
     4,340,000 B             12.500% due 4/15/06                                                                          4,491,900
     1,775,000 B             10.750% due 6/1/09+                                                                          1,730,625
     8,405,000 B-        Primus Telecom Group, Inc., Sr. Notes 11.750% due 8/1/04+                                        5,505,275
     2,195,000 B-        Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09+                                               2,238,900
     5,935,000 B-        Versatel Telecom B.V., Sr. Notes, 13.250% due 5/15/08+                                           6,142,725
     2,100,000 B-        Viatel Inc., Sr. Notes, 11.500% due 3/15/09+                                                     1,365,000
                         WinStar Communications:
     2,045,000 B-          Sr. Discount Notes, step bond to yield 15.035% due 4/15/10 (d)+                                  940,700
     1,340,000 B-          Sr. Notes, 12.750% due 4/15/10 (d)+                                                            1,242,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         70,154,188
------------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 2.9%
     3,080,000 B-        Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08+                                       2,972,200
                         Crown Castle International Corp.:
     8,995,000 B           Sr. Discount Notes, step bond to yield 11.100% due 5/15/11+                                    5,666,850
       620,000 B           Sr. Notes, 10.750% due 8/1/11+                                                                   637,050
     2,940,000 NR        Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due 12/15/08                              3,042,900
     1,620,000 B-        Microcell Telecommunications, Sr. Discount Notes, step bond to yield
                           11.956% due 6/1/09+                                                                            1,101,600
     5,665,000 B-        Millicom International Cellular S.A., Sr. Discount Notes, step bond to yield
                           13.762% due 6/1/06                                                                             5,013,525

                      See Notes to Financial Statements.

   19 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

  FACE
 AMOUNT            RATING(c)                                   SECURITY                                                     VALUE
====================================================================================================================================
Telephone - Cellular -- 2.9% (continued)
                         Nextel Communications:
                           Sr. Discount Notes:
 $   6,820,000     B1*       Step bond to yield 10.779% due 9/15/07+                                                 $   5,370,750
     8,745,000     B1*       Step bond to yield 10.759% due 2/15/08+                                                     6,427,575
     1,970,000     B1*     Sr. Notes, 9.375% due 11/15/09                                                                1,891,200
     6,885,000     B-    Spectrasite Holdings, Inc., Sr. Discount Notes, step bond to yield 11.118% due 4/15/09          4,096,575
       930,000     B3*   Telecorp PCS Inc., Sr. Sub. Notes, 10.625% due 7/15/10 (d)+                                       943,950
                         Telesystem International Wireless, Sr. Discount Notes:
    16,250,000     CCC+    Series B, step bond to yield 12.572% due 6/30/07                                             11,618,750
     3,590,000     CCC+    Series C, step bond to yield 12.860% due 11/1/07                                              2,207,850
     4,500,000     B3*   Triton PCS Inc., Company Guaranteed, step bond to yield 11.705% due 5/1/08+                     3,335,625
     1,555,000     B2*   VoiceStream Wireless Corp., Sr. Discount Notes, step bond to yield 11.875% due 11/15/09         1,127,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        55,453,775
------------------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.1%
     2,315,000     BB    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05+                                          2,028,519
------------------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
     1,020,000     BB-   Standard Commercial Tobacco Co., Company Guaranteed, 8.875% due 8/1/05                            872,100
------------------------------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.1%
     2,760,000     B-    Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                          2,573,700
------------------------------------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 1.0%
                         AES Corp.:
     1,730,000     Ba1*    Sr. Notes, 9.500% due 6/1/09                                                                  1,749,463
     7,170,000     Ba3*    Sr. Sub. Notes, 10.250% due 7/15/06                                                           7,286,513
     1,095,000     Ba2*  AES Drax Energy Ltd., Secured Notes, 11.500% due 8/30/10 (d)                                    1,130,588
     7,775,000     BB+   Calpine Corp., Sr. Notes, 10.500% due 5/15/06+                                                  8,115,156
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,281,720
------------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
     1,875,000     B     Buhrmann U.S. Inc., Company Guaranteed, 12.250% due 11/1/09                                     1,964,063
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES
                         (Cost -- $576,662,142)                                                                        532,970,652
====================================================================================================================================
CONVERTIBLE CORPORATE BONDS & NOTES -- 0.0%
Oil/Natural Gas -- 0.0%
       500,000     B-    Parker Drilling Co., 5.500% due 8/1/04 (Cost -- $375,748)                                         398,750
====================================================================================================================================

 SHARES                                                        SECURITY                                                     VALUE
====================================================================================================================================
PREFERRED STOCK -- 0.2%
Hospital/Nursing Management -- 0.2%
     3,785,000           Fresenius Medical Care Preferred Capital Trust, 9.000%+                                         3,737,688
------------------------------------------------------------------------------------------------------------------------------------

Telecommunications -- 0.0%
            81           Intermedia Communications, Payment-in-kind, Series B, 13.500%                                      63,383
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost -- $3,775,473)                                                                            3,801,071
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   20 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------


       SHARES                                                    SECURITY                                                    VALUE
====================================================================================================================================
COMMON STOCK -- 0.1%
Telecommunications Equipment -- 0.0%
        26,723           World Access, Inc. (f)                                                                       $     240,507
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.1%
        19,250           Pagemart Nationwide Inc. (f)                                                                       192,500
        78,124           Tele1 Europe Holding AB-ADR (f)                                                                  1,025,378
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,217,878
------------------------------------------------------------------------------------------------------------------------------------

                         TOTAL COMMON STOCK
                          (Cost --$472,881)                                                                               1,458,385
====================================================================================================================================
WARRANTS -- 0.3%
Broadcasting -- 0.0%
         6,775           Australis Media, Expire 10/30/01 (d)(f)                                                                  0
        12,325           UIH Australia, Expire 5/15/06 (f)                                                                  369,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            369,750
------------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
           965           Cable Satisfaction, Expire 3/1/10 (f)                                                               24,849
         6,000           Wireless One Inc., Expire 10/19/00 (f)                                                                  60
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             24,909
------------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
         2,095           Cybernet Internet Services, Expire 7/1/09 (d)(f)                                                    26,188
         6,975           Splitrock Service, Expire 7/15/08 (f)                                                            1,061,944
        12,450           WAM!NET Inc., Expire 3/1/05 (f)                                                                    144,731
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,232,863
------------------------------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
         8,500           SD Warren Co., Expire 12/15/06 (f)                                                                       0
------------------------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
         1,865           Merrill Corp., Expire 5/1/09 (f)                                                                       187
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
         7,800           RSL Communications Ltd., Expire 11/15/06 (f)                                                       163,800
         5,935           Versatel Telecom, Expire 5/15/08 (d)(f)                                                          2,477,863
        42,090           WebLink Wireless, Inc., Expire 12/31/03 (f)                                                        336,720
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,978,383
------------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
         5,000           Iridium World Communications, Expire 7/15/05 (d)(f)                                                     50
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost --$67,443)                                                                                 4,606,142
====================================================================================================================================
                         TOTAL HIGH-YIELD SECTOR
                         (Cost --$581,353,687)                                                                          543,235,000
====================================================================================================================================

                      See Notes to Financial Statements.

   21 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                    July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT++                           SECURITY                                                                           VALUE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 21.7%
BONDS -- 21.7%
Belgium -- 0.1%
     1,200,000EUR        Flag Telecom Holdings Ltd., 11.625% due 3/30/10 (d)                                            $  1,006,291
------------------------------------------------------------------------------------------------------------------------------------
Canada -- 0.1%
     2,375,000           Microcell Telecommunications Inc., Sr. Discount Notes, Series B, step bond to yield
                           13.528% due 10/15/07                                                                            1,118,925
------------------------------------------------------------------------------------------------------------------------------------
Denmark -- 4.4%
   400,000,000           Denmark, 4.000 due 3/15/02+                                                                      48,199,068

                         NYKREDIT:
   166,670,000             6.000% due 10/1/19                                                                             19,623,463

   125,004,000             7.000% due 10/1/29                                                                             15,168,239
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          82,990,770
------------------------------------------------------------------------------------------------------------------------------------
Europe -- 1.0%
     1,250,000EUR        ESAT Telecom Group PLC, 11.875% due 11/1/09                                                       1,428,649

    10,000,000EUR        Export - Import Japan, 4.625% due 7/23/03                                                         9,057,551

    10,000,000EUR        Republic of Portugal, 6.000% due 2/16/04                                                          9,435,605
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          19,921,805
------------------------------------------------------------------------------------------------------------------------------------
Germany -- 8.0%
                         Bundesobligation:
    25,000,000EUR          3.250% due 2/17/04                                                                             21,756,655
    45,000,000EUR          4.125% due 8/27/04                                                                             40,150,202
                         Bundesrepublic:
    45,000,000EUR          5.375% due 1/4/10+                                                                             42,134,987
    50,000,000EUR          5.250% due 7/4/10                                                                              46,459,910
     4,000,000           Esprit Telecom, Sr. Notes, 11.500% due 12/15/07                                                   1,269,660
     1,250,000           Texon International PLC, Sr. Notes, 10.000% due 2/1/08+                                             553,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         152,325,114
------------------------------------------------------------------------------------------------------------------------------------
Netherlands -- 0.1%
     3,200,000EUR        Versatel Telecom, NV, 11.250% due 3/30/10 (d)+                                                    2,813,168
------------------------------------------------------------------------------------------------------------------------------------
Sweden -- 2.6%
   450,000,000           Swedish Government, 5.500% due 4/12/02+                                                          49,418,450
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 5.1%
     2,375,000           Diamond Holdings PLC, Company Guaranteed, 10.000% due 2/1/08+                                     3,272,476
    10,000,000           European Investment Bank, 7.000% due 12/8/03+                                                    15,210,921
    10,000,000           Fannie Mae, 6.875% due 6/7/02                                                                    15,085,698
                         International Bank Reconstruction & Development:
     6,500,000             7.000% due 6/7/02                                                                               9,830,947
     5,500,000             6.500% due 1/7/03+                                                                              8,241,474
  1,250,000EUR           Jazztel PLC, 14.000% due 7/15/10 (d)                                                              1,198,793
    10,000,000           Nordic Investment Bank, 6.000% 8/10/04+                                                          14,711,917
       500,000           NTL Inc., Sr. Sub. Notes, 9.500% due 4/1/08                                                         681,453
     1,900,000           Polestar Corp. PLC, Sr. Notes, 10.500% due 5/30/08                                                2,674,894
    17,500,000           U.K. Treasury, 6.500% due 12/7/03                                                                26,660,571
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          97,569,144
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   22 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                                   July 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
         FACE
       AMOUNT++                                        SECURITY                                                             VALUE
====================================================================================================================================
United States -- 0.3%
     1,100,000EUR        Ineos Acrylics Finance, 10.250% due 5/15/10 (d)                                               $  1,024,360
     6,000,000EUR        Level 3 Communications, 11.250% due 3/15/10 (d)                                                  5,281,641
     2,000,000           United Mexican States - Value Recovery Rights, Expire 6/30/03                                            0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,306,001
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INTERNATIONAL SECTOR
                         (Cost -- 457,567,712)                                                                          413,469,668
====================================================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- 1,981,207,382**)                                                                 $  1,900,055,425
====================================================================================================================================


(a) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(b) Security is segregated for open forward foreign currency contracts and open purchase commitments.
(c) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(d) Security is exempt from registration under Rule 144A of the Security Act of 1933. This security may be resold in transactions that are exempt from reg-istration, normally to qualified institutional buyers.
(e)  Security is issued with attached warrants.
(f)  Non-income producing security.
 +   All or a portion of this security is on loan (See Note 10).
++   Face amount represents local currency, unless otherwise indicated.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     EUR -- Euro

     See page 24 for definition of ratings.

                      See Notes to Financial Statements.

   23 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations;
               that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

   24 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $1,981,207,382)               $ 1,900,055,425
   Foreign currency, at value (Cost -- $44,160,760)                  43,862,006
   Collateral for securities on loan (Note 10)                      244,896,775
   Dividends and interest receivable                                 29,275,567
   Receivable for open forward foreign currency contracts
    (Note 6)                                                            679,875
   Receivable for securities sold                                    70,483,999
   Receivable for Fund shares sold                                    1,331,126
   Other assets                                                          25,668
--------------------------------------------------------------------------------
   Total Assets                                                   2,290,610,441
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 10)                         244,896,775
   Payable for Fund shares purchased                                 21,077,041
   Payable to bank                                                    4,958,442
   Payable for securities purchased                                   2,588,028
   Payable for open forward foreign currency contracts (Note 6)       1,651,614
   Investment advisory fees payable                                     780,336
   Distribution fees payable                                            606,177
   Administration fees payable                                          346,816
   Accrued expenses                                                     681,538
--------------------------------------------------------------------------------
   Total Liabilities                                                277,586,767
--------------------------------------------------------------------------------
Total Net Assets                                                $ 2,013,023,674
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                   $       279,267
   Capital paid in excess of par value                            2,258,050,950
   Undistributed net investment income                               24,206,300
   Accumulated net realized loss from security transactions and
    future contracts                                               (185,858,309)
   Net unrealized depreciation of investments and foreign
    currencies                                                      (83,654,534)
--------------------------------------------------------------------------------
Total Net Assets                                                $ 2,013,023,674
================================================================================
Shares Outstanding:
   Class A                                                           74,465,448
   -----------------------------------------------------------------------------
   Class B                                                          159,112,834
   -----------------------------------------------------------------------------
   Class L                                                           20,256,556
   -----------------------------------------------------------------------------
   Class Y                                                           21,887,961
   -----------------------------------------------------------------------------
   Class Z                                                            3,544,539
   -----------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                        $ 7.19
   -----------------------------------------------------------------------------
   Class B *                                                             $ 7.22
   -----------------------------------------------------------------------------
   Class L **                                                            $ 7.21
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                        $ 7.20
   -----------------------------------------------------------------------------
   Class Z (and redemption price)                                        $ 7.21
   -----------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)     $ 7.53
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $ 7.28
================================================================================
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

   25 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                        $ 185,234,973
  Less: Foreign withholding tax                                         (46,116)
--------------------------------------------------------------------------------
  Total Investment Income                                           185,188,857
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                         13,487,190
  Investment advisory fees (Note 2)                                  10,518,800
  Administration fees (Note 2)                                        4,675,022
  Shareholder and system servicing fees                               1,469,599
  Custody                                                               427,766
  Shareholder communications                                            163,637
  Registration fees                                                      98,757
  Audit and legal fees                                                   51,482
  Pricing service fees                                                   30,035
  Trustees' fees                                                         29,258
  Other                                                                  18,696
--------------------------------------------------------------------------------
  Total Expenses                                                     30,970,242
--------------------------------------------------------------------------------
Net Investment Income                                               154,218,615
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 4 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)        (133,930,326)
    Futures contracts                                                  (436,594)
    Foreign currency transactions                                    56,334,794
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (78,032,126)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments
  and Foreign Currencies:
    Beginning of year                                               (74,167,739)
    End of year                                                     (83,654,534)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (9,486,795)
--------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Foreign Currencies   (87,518,921)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 66,699,694
================================================================================

                    See Notes to Financial Statements.

   26 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders


-------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                    For the Years Ended July 31,
-------------------------------------------------------------------------------------------------------

                                                                           2000              1999
=======================================================================================================
OPERATIONS:
  Net investment income                                               $  154,218,615   $  174,927,659
  Net realized loss                                                      (78,032,126)     (71,703,606)
  Increase in net unrealized depreciation                                 (9,486,795)     (96,070,540)
-------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                  66,699,694        7,153,513
-------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                 (153,408,367)    (173,885,347)
  Net realized gains                                                              --       (2,720,960)
  Capital                                                                         --      (12,759,570)
-------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders             (153,408,367)    (189,365,877)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                     1,579,903,084    1,035,956,865
  Net asset value of shares issued for  reinvestment of dividends         78,341,841       98,091,915
  Cost of shares reacquired                                           (2,248,303,565)  (1,221,161,067)
-------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                   (590,058,640)     (87,112,287)
-------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (676,767,313)    (269,324,651)

NET ASSETS:
  Beginning of year                                                    2,689,790,987    2,959,115,638
-------------------------------------------------------------------------------------------------------
  End of year*                                                         2,013,023,674    2,689,790,987
=======================================================================================================
* Includes undistributed (overdistributed) net investment income of:      24,206,300         (896,492)
=======================================================================================================

                    See Notes to Financial Statements.

   27 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies
The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions
SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC, an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SSBC pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets.These fees are calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the

   28 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's subtransfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2000, the Fund paid transfer agent fees of $1,097,095 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charge of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase.This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of approximately $422,000 and $376,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB for the year ended July 31, 2000 were:

                            Class A            Class B            Class L
================================================================================
CDSCs                       $16,000,         $2,672,000           $48,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                            Class A            Class B            Class L
================================================================================
Distribution Plan Fees    $1,262,466        $11,045,041        $1,179,683
================================================================================

All officers and one Trustee of the Trust are employees of SSB.


3. Investments
During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                  $2,480,810,781
--------------------------------------------------------------------------------
Sales                                                       3,259,515,517
================================================================================

At July 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                              $   19,092,252
Gross unrealized depreciation                                (100,244,209)
--------------------------------------------------------------------------------
Net unrealized depreciation                                $  (81,151,957)
================================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 2000, the Fund had no open futures contracts.

   29 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Fund Concentration
The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


6. Forward Foreign Currency Contracts
At July 31, 2000, the Fund had the following open forward foreign currency contracts:

                                                                    Local              Market           Settlement       Unrealized
Foreign Currency                                                   Currency             Value              Date          Gain (Loss)
====================================================================================================================================
To Sell:
British Pound                                                      61,730,000       $ 92,482,949           8/17/00      $   (34,373)
British Pound                                                       4,460,625          6,697,704          12/22/00            9,738
Canadian Dollar                                                     1,621,563          1,094,939           12/8/00            5,078
Danish Krone                                                      767,100,000         95,403,823           8/17/00         (465,704)
Euro                                                              269,753,691        250,246,673           8/17/00       (1,146,673)
Euro                                                                8,525,582          7,960,620          12/15/00          284,882
Swedish Krone                                                     462,100,000         50,455,907           8/17/00          380,177
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           (966,875)
------------------------------------------------------------------------------------------------------------------------------------

To Buy:
Euro                                                                  358,543            334,784          12/15/00           (4,864)
------------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on Open Forward Foreign Currency Contracts                                                         $ (971,739)
====================================================================================================================================


7. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


8. Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended July 31, 2000, the Fund did not enter into any reverse repurchase agreements.

   30 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2000, the Fund did not hold any TBA securities.

10. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2000, the Fund loaned common stocks having a value of $227,906,892 and holds the following collateral for loaned securities:

Security Description                                               Value
================================================================================
Time Deposits:
  Allied Irish, 6.688% due 8/1/00                             $  11,981,629
  Banque Bruxelles Lambert London, 6.688% due 8/1/00             11,981,629
  Bayerische Landesbank, 6.688% due 8/1/00                       11,981,629
  Deutsche Bank London, 6.688% due 8/1/00                        11,981,629
  Rabobank, London, 6.688% due 8/1/00                            11,981,628
  Toronto Dominion-London, 6.688% due 8/1/00                     11,981,629
  Westdeutsche Landesbank, London, 6.688% due 8/1/00             11,981,628

Repurchase Agreements:
  Bear Stearns, 6.670% due 8/1/00                                44,707,569
  CS First Boston Corp., 6.680% due 8/1/00                       35,766,056
  J.P. Morgan Securities, 6.700% due 8/1/00                      10,729,817
  Morgan Stanley Dean Witter & Co., 6.625% due 8/1/00            22,619,454

Commercial Paper:
  General Electric Credit, 6.641% due 8/1/00                     11,800,621
  General Motors Acceptance Corp., 6.661% due 8/1/00             11,800,615
  Koch Industries Inc., 6.641% due 8/1/00                        11,800,621
  UBS Finance (Delaware) Inc., 6.641% due 8/1/00                 11,800,621
--------------------------------------------------------------------------------
Total                                                           244,896,775
================================================================================

Income earned by the Fund from securities loaned for the year ended July 31, 2000 was $253,099.

11. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $ 104,877,000, available to offset future capital gains expiring July 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

   31 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

12. Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $ 0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                                  Class A                Class B               Class L              Class Y          Class Z
===================================================================================================================================
Total Paid-in Capital          $572,889,415           $1,325,589,568         $160,436,846        $171,253,243      $28,161,145
===================================================================================================================================

Transactions in shares of each class were as follows:
                                                  Year Ended July 31, 2000                           Year Ended July 31, 1999
                                             -----------------------------------               ------------------------------------
                                                 Shares              Amount                           Shares           Amount
===================================================================================================================================
Class A
Shares sold                                     101,513,330     $  740,848,671                       49,423,427  $  382,503,137
Shares issued on reinvestment                     2,656,440         19,334,944                        2,130,596      16,483,850
Shares reacquired                               (91,974,710)      (671,356,621)                     (39,196,000)   (302,969,796)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     12,195,060     $   88,826,994                       12,358,023  $   96,017,191
===================================================================================================================================
Class B
Shares sold                                      10,697,959     $   78,680,561                       35,214,847  $  275,802,675
Shares issued on reinvestment                     6,822,479         49,923,241                        9,329,090      72,489,124
Shares reacquired                              (105,504,666)      (773,729,343)                     (83,241,196)   (648,668,655)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                    (87,984,228)     $(645,125,541)                     (38,697,259)  $(300,376,856)
===================================================================================================================================
Class L
Shares sold                                     101,951,580     $  745,134,537                       40,377,358  $  314,105,808
Shares issued on reinvestment                       969,035          7,076,033                          927,846       7,187,211
Shares reacquired                              (107,242,862)      (783,640,334)                     (33,732,218)   (261,860,475)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (4,322,247)     $ (31,429,764)                       7,572,986  $   59,432,544
===================================================================================================================================
Class Y
Shares sold                                       1,701,444     $   12,495,260                        6,217,160  $   48,511,994
Shares issued on reinvestment                         2,982             21,719                            2,732          21,163
Shares reacquired                                (1,610,810)       (11,680,392)                         (82,339)       (635,345)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         93,616     $      836,587                        6,137,553  $   47,897,812
===================================================================================================================================
Class Z
Shares sold                                         375,081     $    2,744,055                        1,914,307  $   15,033,251
Shares issued on reinvestment                       272,226          1,985,904                          246,824       1,910,567
Shares reacquired                                (1,079,087)        (7,896,875)                        (906,344)     (7,026,796)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            (431,780)     $  (3,166,916)                       1,254,787  $    9,917,022
===================================================================================================================================

   32 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares                                       2000(1)         1999(1)       1998(1)       1997            1996
=========================================================================================================================
Net Asset Value, Beginning of Year                 $   7.46       $   7.96     $   8.01      $   7.82         $   7.85
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                0.51           0.50         0.53          0.62             0.61
  Net realized and unrealized gain (loss)             (0.27)         (0.46)        0.05          0.24             0.03
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.24           0.04         0.58          0.86             0.64
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.51)         (0.49)       (0.58)        (0.67)           (0.62)
  Net realized gains                                     --          (0.01)       (0.05)           --               --
  Capital                                                --          (0.04)          --            --            (0.05)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.51)         (0.54)       (0.63)        (0.67)           (0.67)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $   7.19       $   7.46     $   7.96      $   8.01         $   7.82
-------------------------------------------------------------------------------------------------------------------------
Total Return                                           3.35%          0.41%        7.47%        11.36%            8.39%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $535,525       $464,652     $397,127      $267,272         $202,700
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                6.93%          6.38%        6.51%         7.75%            7.85%
  Interest expense                                       --             --         0.06          0.06             0.01
  Other expenses                                       1.03           1.02         1.01          1.03             1.04
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 110%           150%         128%           85%              90%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

   33 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                                            2000(1)        1999(1)      1998(1)         1997           1996
================================================================================================================================
Net Asset Value, Beginning of Year                         $ 7.48         $ 7.98       $ 8.03        $ 7.83          $ 7.86
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                      0.47           0.46         0.49          0.59            0.58
  Net realized and unrealized gain (loss)                   (0.26)         (0.46)        0.05          0.23            0.01
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                 0.21           0.00         0.54          0.82            0.59
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                     (0.47)         (0.46)       (0.54)        (0.62)          (0.57)
  Net realized gains                                           --          (0.01)       (0.05)           --              --
  Capital                                                      --          (0.03)          --            --           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.47)         (0.50)       (0.59)        (0.62)          (0.62)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $ 7.22         $ 7.48       $ 7.98        $ 8.03          $ 7.83
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 2.98%         (0.06)%       6.93%        10.89%           7.80%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                         $1,148         $1,849       $2,280        $2,440          $2,380
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                      6.46%          5.88%        6.12%         7.34%           7.36%
  Interest expense                                             --             --         0.06          0.06            0.01
  Other expenses                                             1.50           1.49         1.50          1.51            1.52
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       110%           150%         128%           85%             90%
=================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

   34 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:


Class L Shares                                     2000(1)        1999(1)    1998(1)(2)         1997            1996
========================================================================================================================
Net Asset Value, Beginning of Year                $   7.48       $   7.97      $   8.01       $  7.81         $  7.84
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.48           0.47          0.49          0.58            0.52
  Net realized and unrealized gain (loss)            (0.28)         (0.46)         0.06          0.24            0.07
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          0.20           0.01          0.55          0.82            0.59
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.47)         (0.46)        (0.54)        (0.62)          (0.57)
  Net realized gains                                    --          (0.01)        (0.05)           --              --
  Capital                                               --          (0.03)           --            --           (0.05)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.47)         (0.50)        (0.59)        (0.62)          (0.62)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $   7.21       $   7.48      $   7.97       $  8.01         $  7.81
------------------------------------------------------------------------------------------------------------------------
Total Return                                          2.84%          0.08%         7.08%        10.92%           7.82%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $146,086       $183,740      $135,485       $83,543         $42,222
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                               6.50%          6.01%         6.09%         7.19%           7.61%
  Interest expense                                      --             --          0.06          0.06            0.01
  Other expenses                                      1.46           1.45          1.45          1.46            1.47
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                110%           150%          128%           85%             90%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.

   35 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares                                       2000/(1)/     1999/(1)/      1998/(1)/        1997          1996/(2)/
====================================================================================================================================
Net Asset Value, Beginning of Year                   $  7.46       $   7.96       $  8.00        $  7.82         $  7.89
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                 0.53           0.53          0.55           0.64            0.50
  Net realized and unrealized gain (loss)              (0.26)         (0.47)         0.06           0.24            0.01
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            0.27           0.06          0.61           0.88            0.51
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.53)         (0.51)        (0.60)         (0.70)          (0.53)
  Net realized gains                                      --          (0.01)        (0.05)            --              --
  Capital                                                 --          (0.04)           --             --           (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.53)         (0.56)        (0.65)         (0.70)          (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $  7.20        $  7.46       $  7.96        $  8.00         $  7.82
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            3.83%          0.72%         7.96%         11.64%           6.65%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $157,526       $162,674      $124,559        $80,479         $26,940
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                 7.28%          6.76%         6.88%          7.84%           8.54%+
  Interest expense                                        --             --          0.06           0.06            0.01
  Other expenses                                        0.69           0.67          0.66           0.70            0.69+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  110%           150%          128%            85%             90%
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from October 10, 1995 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

   36 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders


------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Z Shares                                 2000/(1)/      1999/(1)/     1998/(1)/       1997            1996
====================================================================================================================================
Net Asset Value, Beginning of Year                7.47           7.96          8.01          7.82            7.85
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                             0.53           0.53          0.55          0.65            0.64
Net realized and unrealized gain (loss)          (0.26)         (0.46)         0.05          0.23            0.02
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.27           0.07          0.60          0.88            0.66
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                            (0.53)         (0.51)        (0.60)        (0.69)          (0.63)
Net realized gains                                  --          (0.01)        (0.05)           --              --
Capital                                             --          (0.04)           --            --           (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.53)         (0.56)        (0.65)        (0.69)          (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      7.21           7.47          7.96          8.01            7.82
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                      3.83%          0.84%         7.78%        11.69%           8.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  25,538         29,710        21,670        20,397          16,270
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Net investment income                             7.28%          6.80%         6.85%         8.08%           8.19%
Interest expense                                    --             --          0.06          0.06            0.01
Other expenses                                    0.69           0.67          0.74          0.69            0.70
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            110%           150%          128%           85%             90%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

   37 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial high lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds, as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             KPMG LLP

New York, New York
September 11, 2000

   38 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2000:

     . A corporate dividends received deduction of 0.36%.

A total of 3.10% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

   39 Smith Barney Diversified Strategic Income Fund | 2000 Annual Report to
                                 Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
DIVERSIFIED STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan


OFFICERS
Heath B. McLendon
President and Chief Executive Officer


Lewis E. Daidone
Senior Vice President and Treasurer


John C. Bianchi
Vice President and Investment Officer


James E. Conroy
Vice President and Investment Officer


Simon Hildreth
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

INVESTMENT ADVISOR
SSB Citi Fund Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIAN
The Chase Manhattan Bank


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Diversified Strategic Income Fund
--------------------------------------------------------------------------------
  This report is submitted for the general information of shareholders of Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND
  Smith Barney Mutual Funds
  388 Greenwich Street, MF-2
  New York, New York 10013

  For complete information on any of the above Smith Barney Mutual
  Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

  Salomon Smith Barney is a service mark of Salomon
  Smith Barney Inc.

 FD01184 9/00

                                 SMITH BARNEY
                                 BALANCED FUND

                CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Classic Series

Annual Report . July 31, 2000

SMITH BARNEY BALANCED FUND

   [PHOTO]                    [PHOTO]                  [PHOTO]

JOHN C. BIANCHI,         JAMES E. CONROY,        CHARLES P. GRAVES, III
PORTFOLIO MANAGER        PORTFOLIO MANAGER       PORTFOLIO MANAGER

JOHN C. BIANCHI, CFA

John C. Bianchi, CFA, has more than 22 years of securities business experience.

JAMES E. CONROY

James E. Conroy has more than 24 years of securities business experience.

CHARLES P. GRAVES

Charles P. Graves, III, CFA, has more than 14 years of securities business experience.

OBJECTIVE

The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund normally maintains a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment grade securities.

FUND INCEPTION
--------------------------
March 28, 1988

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------
22 Years  (John C.  Bianchi)

24 Years   (James  E.  Conroy)

14 Years (Charles P. Graves, III)

            CLASS A  CLASS B  CLASS L  CLASS O
------------------------------------------------
NASDAQ      SUTAX     SLSUX    SBBFL   SBBOX
------------------------------------------------
INCEPTION  11/6/92   3/28/88  6/15/98  2/4/93
------------------------------------------------

Average Annual Total Returns as of July 31, 2000

                                  Without Sales Charges(1)

                        Class A     Class B     Class L     Class O
-------------------------------------------------------------------
One-Year                 10.62%      10.09%      9.87%       10.13%
-------------------------------------------------------------------
Five-Year                12.82       12.30        N/A        12.35
-------------------------------------------------------------------
Ten-Year                   N/A       10.75        N/A          N/A
-------------------------------------------------------------------
Since Inception+         10.75       10.80       8.79         9.48
-------------------------------------------------------------------

                                   With Sales Charges(2)

                        Class A     Class B     Class L     Class O
-------------------------------------------------------------------
One-Year                  5.08%       5.09%      7.77%        9.13%
-------------------------------------------------------------------
Five-Year                11.66       12.18        N/A        12.35
-------------------------------------------------------------------
Ten-Year                   N/A       10.75        N/A          N/A
-------------------------------------------------------------------
Since Inception+         10.01       10.80       8.28         9.48
-------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.
--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman .................................................  1

Shareholder Letter ..........................................................  2

Historical Performance ......................................................  6

Smith Barney Balanced Fund at a Glance ......................................  9

Schedule of Investments ..................................................... 10

Bond Ratings ................................................................ 23

Statement of Assets and Liabilities ......................................... 24

Statement of Operations ..................................................... 25

Statements of Changes in Net Assets ......................................... 26

Notes to Financial Statements ............................................... 27

Financial Highlights ........................................................ 32

Independent Auditor's Report ................................................ 34

Tax Information ............................................................. 35

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

A MESSAGE FROM THE CHAIRMAN

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for there insights and record.

The Smith Barney Balanced Fund ("Fund"), which seeks current income and long-term capital appreciation, we believe, represents an opportunity for you, the serious investor, to take part in both the stock and bond market. Portfolio managers John Bianchi, Jim Conroy and Chad Graves carefully search for stock and bonds by employing an investment approach that emphasizes a portfolio that is broadly diversified across a wide range of industries.

Over the last century, the annual compound stock market total return was roughly 11%, including the reinvestment of dividends. In the past, reinvestment of dividends have played a role in the stock market's historic return.

However, as "New Economy"1 company dividend yields that make up a larger percentage of the Standard & Poor's 500 Index ("S&P 500 Index") have declined dramatically (i.e., average dividend yield over the past 100 years was 4.51% versus 1.20% for 2000), future stock market gains are going to have to be much larger in order to compensate for the decline in the average dividend yield.2 However, by investing in the Smith Barney Balance Fund, you do not have to rely solely on dividend yields, since the Fund seeks to balance long-term growth of capital with current income by investing in both stocks and bonds.

[PHOTO OF HEATH MCLENDON]

HEATH MCLENDON
CHAIRMAN

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers provide asset management expertise and have managed portfolios across up and down markets and cycles.

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may make sense for investors to contact their investment professional and re-examine their current asset allocation to see if it still meets their age, tolerance for risk and investment time horizon.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

September 6, 2000




---------------
1 The New Economy represents those companies in the technology, telecommunications and Internet sectors.

2    Source: The Leuthold Group, August 2000.


        1 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Balanced Fund ("Fund") for the year ended July 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future results nor investment advice.

Additionally, please note that the statistical performance information that appears throughout this report is compiled from SSB Citi Fund Management LLC internal research. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 22 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000 and is subject to change. We hope that you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 10.62% and 5.08%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")1 returned 8.97% and the Lehman Brothers Government/Corporate Bond Index ("Lehman Index")2 returned 5.72% for the same period.

Investment Strategy

The Fund seeks current income and long-term capital appreciation by investing in both equity and debt securities. In selecting stocks for the Fund, we employ an investment approach emphasizing a portfolio broadly diversified across a wide range of industries. Generally, the stock portion of the Fund will be composed of mostly mid- to large-capitalization companies. However, the Fund may also invest in smaller-capitalization companies if they otherwise meet the same investment criteria.

Stock Market and Portfolio Update

For much of the past twelve months, the stock market has been influenced by two dominant themes -- interest rates and the Internet. The Federal Reserve Board's ("Fed") decision to steadily increase short-term interest rates during the period caused many investors to question the durability of broad economic growth and accompanying sustainability of the current market.

In addition to the economically depressing effects of rising interest rates, many investors also had to contend with the effect of rising energy costs -- namely, the idea that the more money we spend filling our gas tanks, the less money we have to spend at the mall. The influence of these factors was most acutely felt in the retail and financial services sector holdings of the Fund's stock holdings.

Although we were slightly underweight in retail service stocks, the ones in the Fund's portfolio such as Staples and Lowe's were unfortunately dismal performers during the period. In the Fund's financial service stock holdings, strong earnings performance was not able to overcome many investors' fears of slowing loan growth and deteriorating loan portfolio credit quality. While returns in this segment of the Fund's portfolio were positive, they were less than that of the overall market, as measured by the Standard & Poor's 500 for the reporting period.

During the period, the influence of the Internet had a greater and more positive impact on the stock portion of the Fund's portfolio. The Fund was overweight technology stocks for the first half of its fiscal year and underweight for the second half. In our last shareholder report, we warned of the potential dangers developing in many Internet-related stocks and as

----------------
1 The Standard & Poor's 500 Index ("S&P 500") is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

2 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. An investor cannot invest directly in an index.


        2 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders such, we elected to reduce the Fund's exposure to the technology sector, as we believed a collapse in what we deemed to be low-quality stocks also may somewhat negatively impact higher-quality issues.

Our expectation did come true and many Internet-related stocks did in fact later collapse. We are pleased to report that the Fund's emphasis on what we deem to be high-quality technology stocks proved to be a very sound strategy in hind sight. Although the recent hype surrounding Internet stocks subsided, the importance of executing sound business strategies with respect to the Internet did not.

Many companies continue to spend heavily on technology and not surprisingly, the Fund's top contributors to performance during the period were technology stocks -- such as, EMC Corp., Sun Microsystems, Inc. and Cisco Systems, Inc.

As a result of the correction in technology stocks, we have recently started to increase the Fund's technology holdings by adding names like Compaq Computer Corp. and Computer Associates, companies with what we deem to be superior long-term potential presently unrecognized by Wall Street.

As we look out over the next twelve months, we expect the Fund's stock performance to be generated from a more eclectic group of stocks than just large capitalization technology stocks. In fact, for the first half of 2000, AES Corp., a power generation company, Southwest Airlines Co., and Coastal Corp., an energy company, have been among the Fund's best performers. In general, our expectation for broad stock market moves has not changed much from earlier this year. We continue to believe that we may see stock prices appreciate more in line with earnings growth, with more moderate returns than we have seen over the last few years.

Bond Market and Portfolio Update

During the period, the bond market exhibited a split personality. From August 1999 until mid-January 2000, the bond market performed poorly on the heels of strong economic growth and a renewed specter of inflation. On the flip side, from mid-January 2000 until the end of July 2000, the market made up for its past malaise and then some, fueled by news of the U.S. Treasury plans to buy back approximately $30 billion of its long-term debt obligations.

During the first six months of the period, the Fed, led by Chairman Alan Greenspan, became increasingly nervous that the higher growth exhibited by the U.S. economy as well as the wealth effect created by rising stock markets would reignite inflation. Thus, on August 24, 1999, the Fed commenced its current tightening campaign by raising short-term interest rates by 25 basis points.3 In response to the Fed's actions, the market began to retreat.

As measured by the 30-Year U.S. Treasury bond, yields rose 60 basis points, from 6.12% to 6.72% to a negative return of 6.11% for the reporting period. The only bright spot for the market occurred in spread products (i.e., non-U.S. Treasury securities such as corporate bonds and mortgage backed securities) which continued to post negative returns, but were able to outperform U.S. Treasuries for the first time in over a year.

During the last six month the U.S. Treasury Department announced that due to the large federal budget surplus it may begin buying back debt in the open market via a reverse auction. Portfolio managers and traders throughout the investment community began to realize that for the first time in 20 years not only would there be less new supply but also there would be fewer U.S. Treasuries outstanding. This caused a huge rally in bonds even as the Fed was in its most aggressive rate tightening campaign since 1994.

Long rates dropped 90 basis points from a 6.68% to 5.78% posting a total return of 14.70% for the reporting period. As a result, the yield curve inverted.4

--------

3    A basis point is 0.01% or one one-hundredth of a percent.

4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents an unusual situation where short-term interest rates are higher than long-term rates.

        3 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

The spread between 30-Year U.S. Treasury bills and 10-Year U.S. Treasury notes flattened dramatically from a positive spread of two basis points in mid January to a negative spread of 25 basis points by the end of the July. This was the first time since 1991 that longer maturity bonds yielded less than shorter maturity bonds. Initially, spread product performed very poorly. Corporate bonds lagged as fears of higher interest expenses would suppress future corporate earnings and weaken balance sheets, causing credit ratings to deteriorate. Mortgage-backed securities also got hurt as volatility spiked in the swaps market. The situation began to improve in late June as signs of slowing began to emerge in the economy and market pundits began to predict the Fed had completed its latest round of interest rate increases.

As of July 31, 2000, the investment-grade bond portion of the Fund stood at 23% in U.S. Treasuries, 10% in agencies, 11% in mortgage-backed securities and 56% in corporate bonds. We currently maintain an overweight position in corporate bonds and mortgages and an underweight position in U.S. Treasuries and agencies.

We do not anticipate any wholesale changes to the Fund's bond allocations at this time. During the last year, the corporate bond portion of the Fund's portfolio fluctuated between 52% and 58%.

Focus over the past year has been to upgrade the credit quality of the Fund's bond portion portfolio as market conditions dictate. Some of the names we added to the Fund's portfolio during the period were:

     .    General Electric Co., a diversified industrial corporation;
     .    Abbey National, PLC, a financial services company;
     .    Home Depot, Inc., an operator of retail warehouse stores;
     .    St. Paul Cos., Inc., an insurance company;
     .    Tyco International Ltd., an industrial conglomerate;
     .    DaimlerChrysler NA Holdings, a car design and manufacturing company;
     .    Price/Costco Wholesale Corp., an operator of discount wholesale stores; and
     .    Wal-Mart Stores, an operator of discount department stores

To maintain a well-diversified portfolio, we generally do not maintain a position of greater than 2.5% of the Fund's total assets in any one corporate name. However, please note that the Fund's holdings are subject to change.

The corporate bond market bond faced many challenges over the past year when widely held names like financial services company Finova Group Ltd., transportation company Laidlaw Inc., construction supplier Owens Corning, business service provider FirstService Corp. and insurance company Conseco ran into trouble. We did own some Conseco bonds, but fortunately, we were able to liquidate them in early March well before the bottom dropped out.

Our strategy has been to utilize our extensive proprietary research to help make the proper sector and security selection, rather than try to predict short-term changes in interest rates. It has also been our objective to maintain a neutral duration5 exposure to the Lehman Index. The Fund's effective duration currently stands at 5.26 years.


--------------
5 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.



        4 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Market Outlook

At this time, we believe it is difficult to predict how the stock and bond markets will perform over the next few months due to uncertainty regarding any potential actions by the Fed and the potential threat the presently low rate of unemployment presents. However, regardless of the future, we believe that it is important for the Fed to continue to act diligently to keep inflation in check.

Our Fund's strategy remains constant: seeking shares of those companies with favorable valuations relative to their growth characteristics and bonds of stable and improving credit quality at a low price relative to its credit and interest rate characteristics.

In closing, thank you for your investment in the Smith Barney Balanced Fund. We look forward to helping you pursue your financial goals in the feature.

Sincerely,

/s/ John C. Bianchi                                 /s/ James E. Conroy

John C. Bianchi, CFA                                James E. Conroy
Vice President                                      Vice President

/s/ Charles P. Graves III

Charles P. Graves III, CFA Vice
President

September 6, 2000

        5 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Historical Performance -- Class A Shares

                                     Net Asset Value
                               ---------------------------
                               Beginning            End           Income          Capital Gain       Return            Total
Year Ended                      of Year           of Year        Dividends       Distributions      of Capital       Returns(1)
================================================================================================================================
7/31/00                         $13.86             $14.83          $0.40            $0.08             $0.00            10.62%
--------------------------------------------------------------------------------------------------------------------------------
7/31/99                          16.52              13.86           0.37             3.66              0.00            12.27
--------------------------------------------------------------------------------------------------------------------------------
7/31/98                          15.53              16.52           0.68             0.83              0.00            16.70
--------------------------------------------------------------------------------------------------------------------------------
7/31/97                          14.51              15.53           0.82             0.32              0.00            15.48
--------------------------------------------------------------------------------------------------------------------------------
7/31/96                          14.03              14.51           0.82             0.00              0.00             9.21
--------------------------------------------------------------------------------------------------------------------------------
7/31/95                          13.28              14.03           0.82             0.08              0.02            13.24
--------------------------------------------------------------------------------------------------------------------------------
7/31/94                          15.97              13.28           0.83             0.50              0.00            (8.99)
--------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93            14.36              15.97           0.64             0.13              0.00            17.01+
================================================================================================================================
   Total                                                           $5.38            $5.60             $0.02
================================================================================================================================

Historical Performance -- Class B Shares

                                  Net Asset Value
                             -------------------------
                             Beginning           End           Income         Capital Gain        Return          Total
Year Ended                    of Year          of Year        Dividends       Distributions      of Capital     Returns(1)
============================================================================================================================
7/31/00                       $13.82           $14.78          $0.34              $0.08           $0.00           10.09%
----------------------------------------------------------------------------------------------------------------------------
7/31/99                        16.49            13.82           0.32               3.66            0.00           11.78
----------------------------------------------------------------------------------------------------------------------------
7/31/98                        15.52            16.49           0.62               0.83            0.00           16.17
----------------------------------------------------------------------------------------------------------------------------
7/31/97                        14.51            15.52           0.75               0.32            0.00           14.88
----------------------------------------------------------------------------------------------------------------------------
7/31/96                        14.02            14.51           0.75               0.00            0.00            8.78
---------------------------------------------------------------------------------------------------------------------------
7/31/95                        13.28            14.02           0.76               0.08            0.02           12.62
----------------------------------------------------------------------------------------------------------------------------
7/31/94                        15.97            13.28           0.75               0.50            0.00           (9.52)
----------------------------------------------------------------------------------------------------------------------------
7/31/93                        14.83            15.97           0.80               0.15            0.00           14.69
----------------------------------------------------------------------------------------------------------------------------
7/31/92++                      13.95            14.83           0.35               0.00            0.01            8.98+
----------------------------------------------------------------------------------------------------------------------------
2/28/92                        13.21            13.95           0.84               0.15            0.03           13.63
----------------------------------------------------------------------------------------------------------------------------
2/28/91                        12.93            13.21           0.90               0.10            0.00           10.46
============================================================================================================================
   Total                                                       $7.18              $5.87           $0.06
============================================================================================================================

Historical Performance -- Class L Shares

                                    Net Asset Value
                              ---------------------------
                              Beginning             End          Income          Capital Gain       Return         Total
Year Ended                    of Year             of Year       Dividends       Distributions      of Capital    Returns(1)
============================================================================================================================
7/31/00                        $13.83             $14.79          $0.31            $0.08             $0.00         9.87%
----------------------------------------------------------------------------------------------------------------------------
7/31/99                         16.52              13.83           0.29             3.66              0.00        11.43
----------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98           17.14              16.52           0.00             0.23              0.00        (2.28)+
============================================================================================================================
  Total                                                           $0.60            $3.97             $0.00
============================================================================================================================

      6 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Historical Performance -- Class O Shares

                                   Net Asset Value
                            ----------------------------
                            Beginning              End         Income        Capital Gain        Return       Total
Year Ended                   of Year             of Year      Dividends      Distributions     of Capital    Returns(1)
=======================================================================================================================
7/31/00                       $13.83            $14.79          $0.34           $0.08            $0.00          10.13%
-----------------------------------------------------------------------------------------------------------------------
7/31/99                        16.50             13.83           0.32            3.66             0.00          11.79
-----------------------------------------------------------------------------------------------------------------------
7/31/98                        15.53             16.50           0.63            0.83             0.00          16.19
-----------------------------------------------------------------------------------------------------------------------
7/31/97                        14.51             15.53           0.75            0.32             0.00          15.01
-----------------------------------------------------------------------------------------------------------------------
7/31/96                        14.02             14.51           0.75            0.00             0.00           8.80
-----------------------------------------------------------------------------------------------------------------------
7/31/95                        13.28             14.02           0.76            0.08             0.02          12.62
-----------------------------------------------------------------------------------------------------------------------
7/31/94                        15.97             13.28           0.75            0.50             0.00          (9.52)
-----------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93          15.17             15.97           0.39            0.02             0.00           8.08+
=======================================================================================================================
   Total                                                        $4.69           $5.49            $0.02
=======================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns

                                               Without Sales Charges(1)
                                     -----------------------------------------
                                     Class A    Class B    Class L     Class O
==============================================================================
Year Ended 7/31/00                    10.62%     10.09%      9.87      10.13%
------------------------------------------------------------------------------
Five Years Ended 7/31/00              12.82      12.30        N/A      12.35
------------------------------------------------------------------------------
Ten Years Ended 7/31/00                 N/A      10.75        N/A        N/A
------------------------------------------------------------------------------
Inception* through 7/31/00            10.75      10.80       8.79       9.48
==============================================================================

                                               With Sales Charges(2)
                                     -----------------------------------------
                                     Class A    Class B    Class L     Class O
==============================================================================
Year Ended 7/31/00                     5.08%      5.09%      7.77%      9.13%
------------------------------------------------------------------------------
Five Years Ended 7/31/00              11.66      12.18        N/A      12.35
------------------------------------------------------------------------------
Ten Years Ended 7/31/00                 N/A      10.75        N/A        N/A
------------------------------------------------------------------------------
Inception* through 7/31/00            10.01      10.80       8.28       9.48
==============================================================================


        7 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Cumulative Total Returns

                                                    Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/00)                         120.35%
--------------------------------------------------------------------------------
Class B (7/31/90 through 7/31/00)                            177.51
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                          19.63
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/00)                          97.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.


        8 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Smith Barney Balanced Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. Standard & Poor's 500 Index and Lehman Brothers Government/Corporate Bond Index+

                                    [GRAPH]

                             July 1990 -- July 2000

                  Smith Barney
                  Balanced Fund     Lehman Brothers
                     Class B          Gov't/Corp.    Standard and Poor's
                     Shares           Bond Index          500 Index

July 1990             9,970             10,000             10,000
July 1991            11,213             11,024             11,273
July 1992            13,284             12,747             12,712
July 1993            15,247             14,153             13,820
July 1994            13,794             14,134             14,531
July 1995            15,534             15,567             18,319
July 1996            16,898             16,393             21,352
July 1997            19,413             18,160             32,478
July 1998            22,551             19,626             38,747
July 1999            25,208             20,083             46,572
July 2000            27,751             21,229             50,744


+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the indices include reinvestment of dividends. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                            Top Five Equity Holdings*
--------------------------------------------------------------------------------

1. EMC Corp. ............................................................  3.1%

2. Chase Manhattan Corp. ................................................  2.5

3. Cisco Systems, Inc. ..................................................  2.4

4. Merck & Co., Inc. ....................................................  2.4

5. Intel Corp. ..........................................................  2.3


--------------------------------------------------------------------------------
                             Top Five Bond Holdings*
--------------------------------------------------------------------------------

1. Nextlink Communications, Inc. ........................................  0.6%

2. United International Holdings ........................................  0.6

3. Verio Inc. ...........................................................  0.5

4. Private Export Funding Corp. .........................................  0.4

5. AES Corp. ............................................................  0.4


--------------------------------------------------------------------------------
                             Investment Breakdown*
--------------------------------------------------------------------------------

                                    [GRAPH]

                       27.7%                     Corporate
                                                 Bonds and Notes

                        0.3%                     Collateralized
                                                 Mortgage Obligation

                        6.9%                     U.S. Government
                                                 and Agency Obligations

                        0.6%                     Cash Equivalent

                       64.4%                     Common and Preferred Stock

                        0.1%                     Warrants

* As a percentage of total investments. These holdings are as of July 31, 2000 and are subject to change.


        9 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments                                            July 31, 2000

SHARES                             SECURITY                            VALUE
================================================================================

COMMON STOCK -- 64.4%
Airlines -- 1.4%
        487,000         Southwest Airlines Co. (a)                  $11,505,375
--------------------------------------------------------------------------------
Aluminum -- 0.2%
         60,000         Alcoa, Inc.                                   1,815,000
--------------------------------------------------------------------------------
Auto Parts -- 0.0%
          9,819         Visteon Corp.                                   137,466
--------------------------------------------------------------------------------
Automotive Aftermarket -- 0.8%
         75,000         Ford Motor Co.                                3,492,188
         52,647         General Motors Corp.                          2,997,588
--------------------------------------------------------------------------------
                                                                      6,489,776
--------------------------------------------------------------------------------
Banks - Major -- 4.5%
         90,000         Bank Of New York Co., Inc.                    4,213,125
        402,000         Chase Manhattan Corp.                        19,974,375
        124,362         Fleet Boston Financial Corp.                  4,453,714
         77,000         State Street Corp.                            7,728,875
--------------------------------------------------------------------------------
                                                                     36,370,089
--------------------------------------------------------------------------------
Biotechnology -- 1.8%
        226,000         Amgen, Inc. (b)                              14,675,875
--------------------------------------------------------------------------------
Broadcasting -- 1.0%
         55,440         General Motors Corp., Class H Shares (b)      1,434,510
        175,000         Infinity Broadcasting Corp. (b)               6,168,750
--------------------------------------------------------------------------------
                                                                      7,603,260
--------------------------------------------------------------------------------
Chemicals - Major -- 0.4%
         78,000         Praxair, Inc.                                 3,085,875
--------------------------------------------------------------------------------
Computer Communications -- 2.5%
          2,375         Avici Systems Inc. (b)                          233,641
        297,000         Cisco Systems, Inc. (b)                      19,434,938
--------------------------------------------------------------------------------
                                                                     19,668,579
--------------------------------------------------------------------------------
Computer Hardware -- 6.8%
        400,000         Compaq Computer Corp. (a)                    11,225,000
         55,000         Dell Computer Corp. (b)                       2,416,562
        294,000         EMC Corp. (b)                                25,026,750
        155,000         Sun Microsystems, Inc. (b)                   16,342,813
--------------------------------------------------------------------------------
                                                                     55,011,125
--------------------------------------------------------------------------------
Computer Services -- 1.4%
        152,000         Convergys Corp. (b)                           6,849,500
         99,000         Electronic Data Systems Corp.                 4,257,000
--------------------------------------------------------------------------------
                                                                     11,106,500
--------------------------------------------------------------------------------
Computer Software -- 1.6%
        172,000         Oracle Corp. (a)(b)                          12,932,250
--------------------------------------------------------------------------------
Conglomerates -- 4.6%
        285,000         General Electric Co.                         14,659,688
        182,200         Koninklijke Philips Electronics NV            8,187,613
        260,000         Tyco International Ltd.                      13,910,000
--------------------------------------------------------------------------------
                                                                     36,757,301
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

       10 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

SHARES                               SECURITY                          VALUE
================================================================================

Consumer Electronics and Appliances -- 0.3%
         60,000         Black & Decker Corp.                        $ 2,231,250
--------------------------------------------------------------------------------
Electronic Components -- 1.7%
        195,000         Motorola, Inc.                                6,447,188
        145,000         Solectron Corp. (a)(b)                        5,845,312
         37,050         Vishay Intertechnology Inc.                   1,146,234
--------------------------------------------------------------------------------
                                                                     13,438,734
--------------------------------------------------------------------------------
Energy -- 3.1%
        107,252         BP Amoco PLC, Sponsored ADR (b)               5,610,620
        152,000         Coastal Corp.                                 8,778,000
         86,000         El Paso Energy Corp.                          4,160,250
         35,000         Enron Corp.                                   2,576,875
        100,000         Williams Cos., Inc.                           4,175,000
--------------------------------------------------------------------------------
                                                                     25,300,745
--------------------------------------------------------------------------------
Financial Services -- 4.7%
        180,000         American Express Co.                         10,203,750
        247,000         Associates First Capital Corp.                6,468,312
        300,000         Charles Schwab Corp.                         10,837,500
        169,000         Freddie Mac                                   6,664,937
         25,000         J.P. Morgan & Co., Inc.                       3,337,500
--------------------------------------------------------------------------------
                                                                     37,511,999
--------------------------------------------------------------------------------
Insurance - Multi-Line -- 2.7%
        178,125         American International Group, Inc.           15,619,336
         53,000         Marsh & McLennan Cos., Inc.                   6,466,000
--------------------------------------------------------------------------------
                                                                     22,085,336
--------------------------------------------------------------------------------
Insurance - Property and Casualty -- 0.5%
         65,000         XL Capital Ltd., Class A Shares               4,290,000
--------------------------------------------------------------------------------
Internet Services -- 0.8%
        110,000         America Online, Inc. (b)                      5,864,375
         99,000         Genuity Inc. (b)                                804,375
--------------------------------------------------------------------------------
                                                                      6,668,750
--------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 2.4%
        238,700         Viacom Inc., Class B Shares (b)              15,828,794
        100,000         The Walt Disney Co.                           3,868,750
--------------------------------------------------------------------------------
                                                                     19,697,544
--------------------------------------------------------------------------------
Machinery - Industrial/Agricultural -- 1.0%
        216,000         Deere & Co.                                   8,329,500
--------------------------------------------------------------------------------
Medical Equipment and Supplies -- 1.3%
        203,000         Medtronic Inc. (a)                           10,365,688
--------------------------------------------------------------------------------
Oil Field Services/Equipment -- 1.4%
        127,000         Halliburton Co.                               5,857,875
         72,000         Schlumberger Ltd.                             5,323,500
--------------------------------------------------------------------------------
                                                                     11,181,375
--------------------------------------------------------------------------------
Personal and Household Products -- 2.7%
        228,000         Colgate-Palmolive Co.                        12,696,750
        159,000         Kimberly Clark Corp.                          9,132,562
--------------------------------------------------------------------------------
                                                                     21,829,312
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

       11 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000


SHARES                          SECURITY                               VALUE
================================================================================
Pharmaceuticals - Major -- 4.5%
        117,000         Bristol-Myers Squibb Co.                   $  5,806,125
         95,000         Johnson & Johnson                             8,840,937
        270,000         Merck & Co., Inc.                            19,355,625
         54,000         Schering Plough Corp.                         2,332,125
--------------------------------------------------------------------------------
                                                                     36,334,812
--------------------------------------------------------------------------------
Retail -- 1.2%
         40,000         Circuit City Stores-Circuit City Group          917,500
        203,000         Lowe's Cos., Inc.                             8,564,063
--------------------------------------------------------------------------------
                                                                      9,481,563
--------------------------------------------------------------------------------
Semiconductors -- 2.6%
        280,000         Intel Corp.                                  18,690,000
         30,000         Microchip Technology Inc. (b)                 2,083,125
--------------------------------------------------------------------------------
                                                                     20,773,125
--------------------------------------------------------------------------------
Telecommunications -- 3.9%
         99,000         AT&T Wireless Group (a)(b)                    2,722,500
         33,000         Intermedia Communication (b)                    581,625
         25,000         MGC Communications Inc. (b)                   1,125,000
        276,638         SBC Communications, Inc.                     11,774,405
         18,026         Tele 1 Europe Holding AB ADR (b)                236,591
         37,350         Time Warner Telecom Inc., Class A Shares (b)  2,313,366
         95,160         Verizon Communications                        4,472,520
          7,462         World Access, Inc. (b)                           67,158
        215,500         WorldCom, Inc. (b)                            8,417,968
--------------------------------------------------------------------------------
                                                                     31,711,133
--------------------------------------------------------------------------------
Transportation - Other -- 0.6%
         85,100         United Parcel Service Inc., Class B Shares    4,999,625
--------------------------------------------------------------------------------
Utilities -- 2.0%
        308,000         AES Corp. (a)(b)                             16,458,750
--------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost--$345,452,936)                        519,847,712
================================================================================
PREFERRED STOCK -- 0.0%
Banking -- 0.0%
          600         California Federal Preferred Capital Corp., 9.125% 13,050
--------------------------------------------------------------------------------
Broadcasting -- 0.0%
          260         Dobson Communications, 13.000% (c)                 25,935
--------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost--$42,670)                                    38,985
================================================================================
 FACE
AMOUNT(d)       RATING(e)         SECURITY                             VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 27.7%
Aerospace -- 0.1%
        235,000    B    BE Aerospace Inc., Sr. Sub. Notes, Series B,
                          8.000% due 3/1/08                             207,388
        575,000    B-   Dunlop Standard Aerospace Holdings, 11.875%
                          due 5/15/09                                   569,250
--------------------------------------------------------------------------------
                                                                        776,638
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

       12 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

 FACE
AMOUNT(d)        RATING(e)                 SECURITY                    VALUE
================================================================================
Airlines -- 0.3%
      2,124,703    AA+       Continental Airlines Inc., Secured
                              Notes, Series 974A, 6.900% due
                              1/2/18                                 $1,994,735
--------------------------------------------------------------------------------
Aluminum -- 0.1%
                             Kaiser Aluminum & Chemicals:
        125,000    B1*          Series B, 10.875% due 10/15/06          120,312
        220,000    B1*          Series D, 10.875% due 10/15/06          211,750
        890,000    B3*          12.750% due 2/1/03 (a)                  809,900
--------------------------------------------------------------------------------
                                                                      1,141,962
--------------------------------------------------------------------------------
Apparel -- 0.1%
        265,000    BB-       Levi Strauss & Co., 7.000% due 11/1/06     210,675
                             Tommy Hilfiger USA Inc.:
        105,000    BBB-         6.500% due 6/1/03                        84,263
        595,000    BBB-         6.850% due 6/1/08                       409,063
        265,000    B-        Tropical Sportswear International Corp.,
                              Sr. Sub. Notes, Series A, 11.000%
                              due 6/15/08                               256,388
--------------------------------------------------------------------------------
                                                                        960,389
--------------------------------------------------------------------------------
Auto Parts -- 0.1%
        810,000    B         Collins & Aikman Products, 11.500%
                              due 4/15/06                               789,750
        170,000    B         Dura Operating Corp., Series B, 9.000%
                              due 5/1/09                                152,150
--------------------------------------------------------------------------------
                                                                        941,900
--------------------------------------------------------------------------------
Automotive Aftermarket -- 0.4%
      3,500,000    A+        DaimlerChrysler NA Holdings, 7.750%
                              due 5/27/03                             3,530,625
--------------------------------------------------------------------------------
Banking -- 0.3%
      2,500,000    Aa3*      NationsBank Corp., 6.500% due 8/15/03    2,443,750
--------------------------------------------------------------------------------
Beverages - Soft Drinks -- 0.3%
      2,000,000    A         Coca-Cola Enterprises, 8.500% due 2/1/22 2,140,000
--------------------------------------------------------------------------------
Broadcasting -- 0.2%
        791,000    NR        AMFM Inc., 12.625% due 10/31/06 (c)        933,380
        260,000    B         Capstar Broadcasting, step bond to
                              yield 11.002% due 2/1/09                 242,450
                             Young Broadcasting Corp., Sr. Sub.
                              Notes:

        160,000    B            11.750% due 11/15/04                    165,000
        160,000    B            10.125% due to 2/15/05                  160,800
--------------------------------------------------------------------------------
                                                                      1,501,630
--------------------------------------------------------------------------------
Building Materials -- 0.3%
      2,000,000    AA-       Abbey National PLC, 7.950% due 10/26/29  2,003,234
                             Nortek Inc., Series B:
        275,000    B-           9.875% due 3/4/04                       264,688
        290,000    B+           9.125% due 9/1/07                       274,050
--------------------------------------------------------------------------------
                                                                      2,541,972
--------------------------------------------------------------------------------
Building Products -- 0.1%
        555,000    B         Amatek Industries, Sr. Sub. Notes,
                              12.000% due 2/15/08                       513,375
        580,000    B-        Atrium Cos., Inc., Series B, 10.500%
                              due 5/1/09                                530,700
--------------------------------------------------------------------------------
                                                                      1,044,075
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

       13 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)         RATING(e)            SECURITY                        VALUE
================================================================================

Cable Television -- 2.2%
        260,000      CCC+    Cable Satisfaction International,
                                12.750% due 3/1/10                  $   254,475
        570,000      BB-     Century Communications, Series B,
                                zero coupon due 1/15/08                 233,700
                             Charter Communications Holdings Inc.:
      2,490,000      B+         Step bond to yield 11.713%
                                   due 1/15/10                        1,413,075
        180,000      B+         8.625% due 4/1/09                       158,400
      1,695,000      BB-     CSC Holdings Inc., 10.500%
                                due 5/15/16 (f)                       1,811,531
        425,000      B       Echostar DBS Corp., 9.375% due 2/1/09      411,719
      2,025,000      B       NTL Inc., Series B, 11.500% due 10/1/08  2,070,563
      1,760,000      BB-     Roger Cablesystems Ltd., 11.000%
                                due 12/1/15                           1,953,600
      1,240,000      B+      TeleWest Communication PLC, 11.250%
                                due 11/1/08 (f)                       1,252,400
      6,950,000      B-      United International Holdings,
                                Series B, step bond to yield 11.515%
                                due 2/15/08                           5,090,875
      6,600,000      B       United Pan-Europe Communications,
                                Series B, step bond to yield 12.500%
                                due 8/1/09                            3,069,000
--------------------------------------------------------------------------------
                                                                     17,719,338
--------------------------------------------------------------------------------
Casinos/Gambling -- 0.3%
        155,000      B       Hollywood Casino Corp., 11.250%
                                due 5/1/07                              158,875
        165,000      B+      Horseshoe Gaming Holding,
                                Series B, 8.625% due 5/15/09            156,337
         17,062      NR      Jazz Casino Co., 5.867% due 11/15/09 (c)     2,645
                             Mandalay Resort Group:
        315,000      BB-        10.250% due 8/1/07 (g)                  319,725
        205,000      BB-        7.625% due 7/15/13                      169,125
        565,000      B+      Station Casinos Inc., 9.875%
                                due 7/1/10 (g)                          568,531
                             Sun International Hotels Ltd.:
        480,000      B+         9.000% due 3/15/07                      451,200
        445,000      B+         8.625% due 12/15/07                     411,625
                             Venetian Casino Co.:
        250,000      B-         12.250% due 11/15/04                    253,125
        275,000      CCC+       14.250% due 11/15/05                    269,500
--------------------------------------------------------------------------------
                                                                      2,760,688
--------------------------------------------------------------------------------
Chemicals Major -- 0.2%
                             Huntsman ICI Chemicals:
      5,165,000      B+         Zero coupon due 12/31/09 (g)          1,730,275
        230,000      B+         10.125% due 7/1/09 (g)                  235,175
--------------------------------------------------------------------------------
                                                                      1,965,450
--------------------------------------------------------------------------------
Chemicals Specialty -- 0.0%
        300,000/EUR/ B+      Ineos Acrylics Finance, 10.250%
                                due 5/15/10 (g)                         279,371
--------------------------------------------------------------------------------
Coal Mining -- 0.0%
      1,100,000      Caa*    AEI Holding Co., Inc., 10.500%
                                due 12/15/05 (g)                        181,500
--------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.1%
      1,335,000      B       Columbus McKinnon Corp., 8.500%
                                due 4/1/08                            1,181,475
--------------------------------------------------------------------------------
Consumer Electronics/Appliances -- 0.4%
      3,000,000      BBB     Black & Decker Corp., 6.625%
                                due 11/15/00 (f)                      2,992,500
--------------------------------------------------------------------------------
Consumer Specialties -- 0.1%
        415,000      B       Jostens Inc., 12.750% due 5/1/10 (g)(h)    412,925
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       14 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)       RATING(e)            SECURITY                          VALUE
================================================================================

Containers/Packaging -- 0.4%
      1,610,000      B       Stone Container Finance, 11.500%
                              due 8/15/06 (g)                        $1,674,400
        930,000      B-      Sweetheart Cup Co., Inc., 10.500%
                              due 9/1/03                                846,300
        625,000      B-      Tekni-Plex, Inc., Sr. Sub. Notes,
                              12.750% due 6/15/10 (g)                   640,625
--------------------------------------------------------------------------------
                                                                      3,161,325
--------------------------------------------------------------------------------
Contract Drilling -- 0.4%
        780,000      B+      Parker Drilling Co., Guaranteed Sr.
                              Notes, Series D, 9.750% due 11/15/06      756,600
      1,595,000      BB      Pride International Inc.,
                              10.000% due 6/1/09                      1,650,825
        900,000      BB-     RBF Finance Co., 11.375% due 3/15/09       981,000
--------------------------------------------------------------------------------
                                                                      3,388,425
--------------------------------------------------------------------------------
Discount Stores -- 0.2%
      1,455,000      B+      Ames Dept. Stores, 10.000% due 4/15/06     923,925
        850,000      BB+     KMart Corp., 12.500% due 3/1/05            915,875
--------------------------------------------------------------------------------
                                                                      1,839,800
--------------------------------------------------------------------------------
Diversified Commercial Services -- 0.1%
        750,000      B2*     Intertek Financial PLC, Series B,
                              10.250% due 11/1/06                       626,250
--------------------------------------------------------------------------------
Diversified Financial Services -- 0.2%
                             Amresco Inc.:
        600,000      CCC-       Series 97-A, 10.000% due 3/15/04        255,000
      2,265,000      CCC-       Series 98-A, 9.875% due 3/15/05         962,625
--------------------------------------------------------------------------------
                                                                      1,217,625
--------------------------------------------------------------------------------
Diversified Manufacture -- 0.9%
      1,160,000/GBP/ B       Diamond Holdings, 10.000% due 2/1/08     1,613,785
      2,500,000      Baa2*   FMC Corp., 7.000% due 5/15/08            2,343,750
      1,500,000      B+      Park-Ohio Industries Inc., 9.250%
                              due 12/1/07                             1,350,000
      2,000,000      A-      Tyco International Group SA, 6.875%
                              due 9/5/02 (g)                          1,987,500
--------------------------------------------------------------------------------
                                                                      7,295,035
--------------------------------------------------------------------------------
Drugs/Generic -- 0.3%
      2,170,000      BB      ICN Pharmaceuticals Inc., Series B,
                              9.250% due 8/15/05                      2,170,000
--------------------------------------------------------------------------------
Electronic Components -- 0.3%
      1,000,000      BB-     Celestica International Inc.,
                              10.500% due 12/31/06                    1,050,000
      1,020,000      B+      Flextronics International Ltd.,
                              9.875% due 7/1/10 (g)                   1,042,950
--------------------------------------------------------------------------------
                                                                      2,092,950
--------------------------------------------------------------------------------
Engineering and Construction -- 0.2%
        745,000      BB-     Integrated Electrical Services,
                              Series B, 9.375% due 2/1/09              616,488
        640,000      B-      Orius Capital Corp., 12.750%
                              due 2/1/10 (g)                           659,200
--------------------------------------------------------------------------------
                                                                     1,275,688
--------------------------------------------------------------------------------
Environmental Services -- 0.8%
                             Allied Waste NA, Series B:
        350,000      BB-        7.875% due 1/1/09                      310,625
      2,725,000      B+         10.000% due 8/1/09 (f)               2,374,156
        215,000      B+      IT Group Inc., Series B, 11.250%
                              due 4/1/09                               192,425
        330,000      CCC+    Metal Management Inc., 10.000%
                              due 5/15/08                              166,650
        745,000      B+      URS Corp., Series B, 12.250% due 5/1/09   763,625
      2,500,000      BBB     USA Waste Services, 6.500%
                              due 12/15/02                           2,381,250
--------------------------------------------------------------------------------
                                                                     6,188,731
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

      15 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)          RATING(e)            SECURITY                       VALUE
================================================================================

Finance Companies -- 2.2%
      2,000,000    A+        American General Finance Corp.,
                               5.875% due 7/15/01                   $ 1,972,500
      2,790,000    A+        Associates Corp. NA, 5.750% due
                               10/15/03 (f)                           2,643,525
      2,500,000    A+        AT&T Capital Corp., 6.250%
                               due 5/15/01                            2,484,375
      2,525,000    A         Countrywide Home Loan, 7.200%
                               due 10/30/06                           2,414,531
      2,000,000    AAA       General Electric Capital Corp.,
                               7.000% due 2/3/03                      1,995,000
      2,500,000    AA-       International Lease Finance Corp.,
                               5.950% due 6/1/01                      2,471,875
        535,000    CCC+      Madison River Capital, Sr. Notes,
                               13.250% due 3/1/10 (g)                   492,200
                             Private Export Funding Corp.:
      2,500,000    AAA         Series G, 6.670% due 9/15/09 (f)       2,425,000
      1,000,000    AAA         7.010% due 4/30/04                     1,001,250
--------------------------------------------------------------------------------
                                                                     17,900,256
--------------------------------------------------------------------------------
Food Distributors -- 0.7%
        185,000    B-        Agrilink Foods Inc., 11.875%
                               due 11/1/08                              145,225
      1,220,000    B2*       Carrols Corp., 9.500% due 12/1/08        1,037,000
      2,400,000    A+        Diageo PLC, 8.625% due 8/15/01           2,433,000
        530,000    B         International Home Foods, 10.375%
                               due 11/1/06                              568,425
        490,000    B-        Premier International Foods PLC,
                               12.000% due 9/1/09 (g)                   394,450
        985,000    B         SC International Services Inc.,
                               Series B, 9.250% due 9/1/07              941,906
--------------------------------------------------------------------------------
                                                                      5,520,006
--------------------------------------------------------------------------------
Food - Specialty/Candy -- 0.0%
      1,495,000    CCC+      Imperial Holly, 9.750% due 12/15/07 (i)    299,000
--------------------------------------------------------------------------------
Forest Products -- 0.2%
        865,000    B         Ainsworth Lumber, 12.500% due 7/15/07      854,188
        585,000    B+        Millar Western Forest, 9.875% due 5/15/08  573,300
--------------------------------------------------------------------------------
                                                                      1,427,488
--------------------------------------------------------------------------------
Health Industry Services -- 0.1%
        645,000    BBB-     HealthSouth Corp., 6.875% due 6/15/05       538,575
--------------------------------------------------------------------------------
Home Furnishings -- 0.1%
        610,000    B        Falcon Products Inc., Series B, 11.375%
                              due 6/15/09                               591,700
--------------------------------------------------------------------------------
Homebuilding -- 0.1%
        365,000    BB       D.R. Horton Inc., Guaranteed Sr. Notes,
                              8.000% due 2/1/09                         332,150
        795,000    BB+      Lennar Corp., 9.950% due 5/1/10 (g)         808,912
--------------------------------------------------------------------------------
                                                                      1,141,062
--------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.1%
          6,400    Ba3*     Fresenius Medical Care, 9.000%
                              due 12/1/06                               632,000
--------------------------------------------------------------------------------
Hotels/Resorts -- 0.7%
      2,500,000    A        Carnival Corp., 6.150% due 4/15/08        2,196,875
      1,915,000    B-       Courtyard by Marriott, Series B,
                              10.750% due 2/1/08                      1,891,062
         50,000    BB       HMH Properties, Inc., Series C,
                              8.450% due 12/1/08                         47,250
                            Intrawest Corp.:
        555,000    B+         9.750% due 8/15/08                        555,000
      1,040,000    B+         10.500% due 2/1/10 (g)                  1,081,600
--------------------------------------------------------------------------------
                                                                      5,771,787
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

       16 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)         RATING(e)         SECURITY                           VALUE
================================================================================
Insurance - Life -- 0.4%
      2,000,000    AA        Mass Mutual Life, 7.625%
                               due 11/15/23 (g)                       1,937,500
      1,300,000    AAA       SunAmerica Inc., 6.580% due 1/15/02      1,285,375
--------------------------------------------------------------------------------
                                                                      3,222,875
--------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.1%
      1,000,000    A+        St. Paul Cos., Inc., Sr. Notes,
                               7.875% due 4/15/05                     1,012,500
--------------------------------------------------------------------------------
Internet Services -- 1.4%
        505,000    Caa*      Cybernet Internet Services,
                               14.000% due 7/1/09                       214,625
                             Exodus Communications:
        275,000    B           10.750% due 12/15/09 (g)                 266,062
      2,845,000    B           11.625% due 7/15/10                    2,873,450
                             PSINet Inc.:
      1,635,000    B-          11.500% due 11/1/08                    1,397,925
      1,205,000    B-          11.000% due 8/1/09                       982,075
        665,000    B3*       Rhythms Netconnections, Sr. Notes,
                               14.000% due 2/15/10 (a)(g)               448,875
                             Verio Inc.:
        695,000    B-          10.375% due 4/1/05                       740,175
      1,915,000    B-          11.250% due 12/1/08                    2,192,675
      1,010,000    B-          10.625% due 11/15/09 (g)               1,166,550
      1,225,000    CCC+      Wam!Net Inc., Series B, step bond to
                               yield 13.724% due 3/1/05                 692,125
--------------------------------------------------------------------------------
                                                                     10,974,537
--------------------------------------------------------------------------------
Investment Bankers/Brokers/Services -- 0.3%
      2,500,000    A-        Donaldson, Lufkin & Jenrette,
                               Inc., 6.170% due 7/15/03               2,409,375
--------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.2%
        560,000    B-        Premier Parks Inc., step bond to
                               yield 10.819% due 4/1/08                 372,400
      1,250,000    BB+       SFX Entertainment Inc., Series B,
                               9.125% due 2/1/08                      1,287,500
--------------------------------------------------------------------------------
                                                                      1,659,900
--------------------------------------------------------------------------------
Media Conglomerates -- 0.3%
      2,500,000    BBB-      News America Holdings, 7.750%
                               due 2/1/24                             2,328,125
--------------------------------------------------------------------------------
Medical Specialties -- 0.0%
        360,000    B-        Hanger Orthopedic Group, 11.250%
                               due 6/15/09 (a)                          309,600
--------------------------------------------------------------------------------
Multi-Sector Companies -- 0.2%
      1,315,000    B-        Triarc Consumer Beverage, 10.250%
                               due 2/15/09 (g)                        1,285,413
--------------------------------------------------------------------------------
Newspapers -- 0.1%
        485,000    B+        Garden State Newspapers, 8.625%
                               due 7/1/11                               441,350
--------------------------------------------------------------------------------
Oil and Gas Production -- 0.7%
                             Belco Oil & Gas Corp., Series B:
        350,000    B1*         10.500% due 4/1/06                       354,375
        635,000    B1*         8.875% due 9/15/07                       603,250
      1,115,000    B         Forest Oil Corp., 10.500% due 1/15/06    1,151,238
        125,000    B-        Lomak Petroleum, 8.750% due 1/15/07        113,750
      1,110,000    B+        Nuevo Energy Co., Series B, 9.500%
                               due 6/1/08                             1,107,225
        425,000    B-        Plains Resources Inc., 10.250%
                               due 3/15/06 (g)                          432,438
      1,000,000    B+        R&B Falcon Corp., 12.250% due 3/15/06    1,105,000
        445,000    BB-       Vintage Petroleum, 9.750% due 6/30/09      459,463
--------------------------------------------------------------------------------
                                                                      5,326,739
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

       17 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)        RATING(e)              SECURITY                       VALUE
================================================================================
Oil Refining/Marketing -- 0.1%
        475,000    BB-       Clark Oil & Resources, 9.500%
                               due 9/15/04                           $  422,750
        720,000    B         Clark USA Inc., Series B, 10.875%
                               due 12/1/05                              398,700
--------------------------------------------------------------------------------
                                                                        821,450
--------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.2%
      1,500,000    BBB+      Enron Corp., 6.450% due 11/15/01         1,486,875
        400,000    BB-       Leviathan Gas Pipelines, Series B,
                               10.375% due 6/1/09                       414,000
--------------------------------------------------------------------------------
                                                                      1,900,875
--------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.2%
      2,000,000    AA        Proctor & Gamble Corp., 6.875%
                               due 9/15/09                            1,955,000
--------------------------------------------------------------------------------
Packaged Foods -- 0.4%
      2,265,000    BBB+      Conagra Inc., 5.500% due 10/15/02        2,180,062
      1,000,000    A-        Quaker Oats, 7.440% due 3/2/26             963,750
--------------------------------------------------------------------------------
                                                                      3,143,812
--------------------------------------------------------------------------------
Paper -- 0.2%
        560,000    CCC+      Repap New Brunswick, 10.625%
                               due 4/15/05                              509,600
                             Riverwood International:
        625,000    B-          10.625% due 8/1/07                       625,000
        835,000    CCC+        10.875% due 4/1/08                       772,375
--------------------------------------------------------------------------------
                                                                      1,906,975
--------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.0%
        415,000    B         King Pharmaceutical Inc.,
                               10.750% due 2/15/09                      441,975
--------------------------------------------------------------------------------
Photographic Products -- 0.1%
      1,075,000    BB-       Polaroid Corp., 11.500% due
                               2/15/06 (a)                            1,126,063
--------------------------------------------------------------------------------
Printing/Forms -- 0.1%
        795,000    B-        Ziff Davis Media Inc., Sr. Sub. Notes,
                               12.000% due 7/15/10 (g)                  810,900
--------------------------------------------------------------------------------
Railroads -- 0.9%
      2,500,000    BBB       CSX Corp., 7.250% due 5/1/04             2,450,000
      3,000,000    BBB       Norfolk Southern Corp., 7.875%
                               due 2/15/04 (f)                        3,033,750
      2,000,000    BBB-      Union Pacific Co., 7.875%
                               due 2/15/02                            2,017,500
--------------------------------------------------------------------------------
                                                                      7,501,250
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.1%
        900,000    NR        Ocwen Asset Investment,
                               11.500% due 7/1/05                       697,500
--------------------------------------------------------------------------------
Recreational Products/Toys -- 0.2%
      2,000,000    A2*       Hasbro Inc., 6.600% due 7/15/28 (f)      1,690,000
--------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.1%
         95,000    BB-       Avis Rent a Car Inc., 11.000%
                               due 5/1/09                               100,700
         75,000    B         Nationsrent Inc., 10.375%
                               due 12/15/08 (a)                          55,875
                             United Rentals Inc.:
        290,000    BB-         Series B, 9.250% due 1/15/09             270,425
        250,000    BB-         Series B, 9.000% due 4/1/09              228,125
--------------------------------------------------------------------------------
                                                                        655,125
--------------------------------------------------------------------------------
Retail - Clothing/Shoe/Accessory -- 0.4%
        500,000    BBB       JC Penney Co., Inc., 7.250% due 4/1/02     485,625
      2,500,000    AA        Wal-Mart Stores, 6.875% due 8/1/02       2,505,500
--------------------------------------------------------------------------------
                                                                      2,991,125
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

       18 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)       RATING(e)             SECURITY                         VALUE
================================================================================
Retail - Drug Store Chains -- 0.0%
        260,000    B-        Rite Aid Corp., 6.000% due 10/1/03 (g)  $  145,600
--------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
      1,260,000    B-        Advance Stores Co., Inc., Series B,
                               10.250% due 4/15/08                    1,045,800
      2,500,000    AA-       Home Depot, Inc., 6.500% due 9/15/04     2,459,375
      2,000,000    A         Price/Costco Wholesale Corp., 7.125%
                               due 6/15/05                            1,960,000
--------------------------------------------------------------------------------
                                                                      5,465,175
--------------------------------------------------------------------------------
Savings and Loan Associations -- 0.1%
      1,250,000    B2*       Ocwen Capital Trust I, 10.875%
                               due 8/1/27                               637,500
--------------------------------------------------------------------------------
Semiconductors -- 0.3%
        260,000    B         Amkor Technologies Inc., 10.500%
                               due 5/1/09                               263,900
      2,000,000    B         Fairchild Semiconductor, 10.125%
                               due 3/15/07                            2,040,000
        260,000    B         SCG Holding & Semiconductor Co.,
                               12.000% due 8/1/09                       282,100
--------------------------------------------------------------------------------
                                                                      2,586,000
--------------------------------------------------------------------------------
Steel/Iron -- 0.1%
        585,000    B+        WCI Steel Inc., Series B, 10.000%
                               due 12/1/04                              555,750
        125,000    B-        WHX Corp., 10.500% due 4/15/05              98,438
--------------------------------------------------------------------------------
                                                                        654,188
--------------------------------------------------------------------------------
Telecommunications - Major U.S. -- 0.1%
        500,000    B2*       Omnipoint Corp., Series A, 11.625%
                               due 8/15/06                              562,500
--------------------------------------------------------------------------------
Telecommunications - Other -- 3.3%
        710,000    B+        Call-Net Enterprises Inc., 9.375%
                               due 5/15/09                              372,750
                             Esprit Telecom Group PLC:
      1,500,000    B-          11.500% due 12/15/07                   1,027,500
        750,000    B-          10.875% due 6/15/08                      498,750
        200,000EUR B         Flag Telecom Holdings Ltd., 11.625%
                               due 3/30/10 (g)                          167,715
                             Focal Communications Corp.:
        785,000    B-          Series B, step bond to yield
                               13.158% due 2/15/08                      518,100
        405,000    B-          11.875% due 1/15/10 (f)                  400,950
        740,000    CCC+      GT Group Telecom, step bond to yield
                               13.250% due 2/1/10 (g)(h)                395,900
        255,000    BB        Global Crossing Holdings Ltd.,
                               9.500% due 11/15/09                      248,625
                             Hermes Europe Railtel BV, Sr.
                               Notes:
      1,350,000    B           11.500% due 8/15/07                    1,086,750
        985,000    B           10.375% due 1/15/09                      753,525
        705,000    B-        ICG Holdings Inc., step bond to yield
                               12.932% due 9/15/05                      669,750
                             Jazztel PLC:
      1,000,000EUR CCC+        Sr. Notes, 13.250% due 12/15/09 (g)      838,576
        250,000EUR NR          14.000% due 7/15/10 (g)                  239,758
                             KMC Telecom Holdings Inc.:
        450,000    CCC+        Sr. Discount Notes, step bond to yield
                               15.834% due 2/15/08                      227,250
        935,000    CCC+        Sr. Notes, 13.500% due 5/159             833,319
                             Level 3 Communications Inc.:
      2,750,000    B           Sr. Discount Notes, step bond to yield
                               12.875% due 3/15/10                    1,464,375
      1,700,000EUR B           Sr. Notes, 11.250% due 3/15/10 (g)     1,496,465
        265,000    B+        Mcleod USA, Inc., Sr. Notes, 8.125%
                               due 2/15/09                              239,163
                             Microcell Telecommunication:
      1,100,000CAD B3*         Series B, step bond to yield 16.745%
                               due 10/15/07                             520,090
        725,000    B-          Sr. Discount Notes, step bond to yield
                               11.862% due 6/1/09                       493,000

                       See Notes to Financial Statements.

       19 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

FACE
AMOUNT(d)        RATING(e)       SECURITY                              VALUE
================================================================================
Telecommunications - Other -- 3.3% (continued)
                           Nextlink Communications:
      2,030,000     B        Step bond to yield 12.053%
                             due 6/1/09                             $ 1,258,600
      1,535,000     B        Step bond to yield 12.234% due
                             12/1/09 (g)                                874,950
      2,400,000     B        12.500% due 4/15/06                      2,484,000
        625,000     B        10.750% due 6/1/09                         609,375
      2,000,000     B-     Primus Telecomm Group, 11.750%
                             due 8/1/04                               1,310,000
                           Tele1 Europe BV:
        490,000     B-       13.000% due 5/15/09                        499,800
        500,000EUR  B-       13.000% due 5/15/09                        479,517
      2,500,000     A-     Telephone and Data Systems, 7.000%
                             due 8/1/06                               2,368,750
                           Versatel Telecom BV:
      1,655,000     B-       13.250% due 5/15/08                      1,712,925
        280,000EUR  B-       11.250% due 3/30/10 (g)                    246,152
        740,000     B-     Viatel Inc., 11.500% due 3/15/09             481,000
      2,375,000     B-     World Access Inc., Series B, 13.250%
                             due 1/15/08                              2,137,500
--------------------------------------------------------------------------------
                                                                     26,954,880
--------------------------------------------------------------------------------

Telephone and Cellular -- 1.8%
      1,315,000     CCC    Airgate PCS, Inc., Sr. Sub. Notes,
                             step bond to yield 16.049% due 10/1/09     733,112
        320,000     CCC+   Alamosa PCS Holdings Inc., Guaranteed
                             Sr. Discount Notes,
                             step bond to yield 12.726% due 2/15/10     164,800
      1,355,000     B-     Centennial Cellular Corp., Sr. Sub.
                             Notes, 10.750% due 12/15/08              1,307,575
                           Crown Castle International Corp.:
      2,305,000     B        Sr. Discount Notes, step bond to
                             yield 11.057% due 5/15/11                1,452,150
        205,000     B        Sr. Notes, 10.750% due 8/1/11              210,638
        505,000     NR     Dobson/Sygnet Communications, Sr.
                             Notes, 12.250% due 12/15/08                522,675
      1,835,000     B-     Millicom International Cellular, S.A.,
                             Sr. Discount Notes,
                             step bond to yield 14.382% due 6/1/06    1,623,975
                           Nextel Communications, Sr.
                             Discount Notes:
      1,135,000     B1*      Step bond to yield 10.988% due 9/15/07     893,812
      1,635,000     B1*      Step bond to yield 10.743% due 2/15/08   1,201,725
        265,000     B        9.375% due 11/15/09                        254,400
        495,000     NR     Spectrasite Holdings Inc., Sr.
                             Discount Notes,
                             step bond to yield 11.250% due 4/15/09     294,525
        725,000     B3*    Telecorp PCS Inc., 10.625% due 7/15/10 (g)   735,875
                           Telesystems International Wireless
                             Inc., Sr. Discount Notes:
        935,000     CCC+     Series B, step bond to yield 13.345%
                             due 6/30/07                                668,525
      1,080,000     CCC+     Series C, step bond to yield 12.706%
                             due 11/1/07                                664,200
        450,000     B3*    Triton PCS, Inc., step bond to yield
                             12.148% due 5/1/08                         333,562
      2,500,000     BBB+   U.S. West Communications, 7.625%
                             due 6/9/03 (g)                           2,509,375
        410,000     B-     Voicestream Wireless Co.,
                             Sr. Discount Notes,
                             step bond to yield 11.875% due 11/15/09    297,250
        570,000     B-     Winstar Communications Inc., 12.750%
                             due 4/15/10 (g)                            528,675
--------------------------------------------------------------------------------
                                                                     14,396,849
--------------------------------------------------------------------------------
Textiles -- 0.1%
        650,000     BB     Westpoint Stevens Inc., 7.875%
                             due 6/15/05                                569,563
--------------------------------------------------------------------------------
Tobacco -- 0.0%
        290,000     BB-    Standard Commercial Tobacco, 8.875%
                             due 8/1/05                                 247,950
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

       20 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000

 FACE
AMOUNT(d)            RATING(e)        SECURITY                         VALUE
================================================================================
Transportation - Marine -- 0.1%
        615,000    B-        Oglebay Norton Co., 10.000%
                               due 2/1/09                           $   573,488
--------------------------------------------------------------------------------
Unregulated Power Generation -- 0.7%
                             AES Corp.:
      1,605,000    BB           10.250% due 7/15/06                   1,631,081
      1,725,000    Ba1*         9.500% due 6/1/09                     1,744,406
        320,000    BB-       AES Drax Energy Ltd., 11.500%
                               due 8/30/10 (g)                          330,400
      2,000,000    BB+       Calpine Corp., 10.500% due 5/15/06       2,087,500
--------------------------------------------------------------------------------
                                                                      5,793,387
--------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
        505,000    B         Buhrmann U.S. Inc., 12.250%
                               due 11/1/09                              528,988
--------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost--$239,492,736)                   223,317,158
================================================================================
 FACE
AMOUNT                              SECURITY                           VALUE
================================================================================
COLLATERALIZED MORTGAGE OBLIGATION -- 0.3%
    $ 2,750,744              Airplanes Pass Through Trust, 10.875%
                               due 3/15/19
                             (Cost--$3,039,573)                       2,208,930
================================================================================
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.9%
U.S. Government Agencies -- 3.0%
      5,000,000              Federal Home Loan Mortgage Corp.
                               (FHLMC), 5.750% due 7/15/03            4,845,300
      5,000,000              Federal National Mortgage Association
                               (FNMA), 4.625% due 10/15/01            4,873,750
                             Government National Mortgage
                             Association (GNMA):
      9,986,445                 8.000% due 5/15/30                   10,080,019
      4,915,425                 8.000% due 2/15/30                    4,961,484
--------------------------------------------------------------------------------
                                                                     24,760,553
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 3.9%
                             U.S. Treasury Notes:
      2,500,000                 6.250% due 2/15/03                    2,495,300
      5,000,000                 6.500% due 8/15/05                    5,060,900
      3,000,000                 6.500% due 2/15/10                    3,099,360
                             U.S. Treasury Bonds:
      3,000,000                 7.250% due 5/15/16                    3,336,540
      2,500,000                 7.875% due 2/15/21                    3,009,375
      1,000,000                 6.250% due 8/15/23                    1,020,930
      2,500,000                 6.125% due 8/15/29                    2,573,425
     10,000,000                 6.250% due 5/15/30                   10,656,200
--------------------------------------------------------------------------------
                                                                     31,252,030
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost--$55,880,315)                                  56,012,583
================================================================================

                       See Notes to Financial Statements.

       21 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                                July 31, 2000


SHARES                     SECURITY                                    VALUE
================================================================================

WARRANTS (b) -- 0.1%
Cable Television -- 0.0%
            260    Cable Satisfaction International, Inc.,
                     Expire 3/1/10                                  $     6,695
--------------------------------------------------------------------------------
Internet Services -- 0.0%
            505    Cybernet Internet Service, Expire 7/1/09 (f)           6,312
          1,950    SplitRock Service, Expire 7/15/08                    296,888
          5,490    Wam!Net, Inc., Expire 3/1/05                          63,821
--------------------------------------------------------------------------------
                                                                        367,021
--------------------------------------------------------------------------------
Printing/Forms -- 0.0%
            505    Merrill Corp., Expire 5/1/09                              51
--------------------------------------------------------------------------------
Telecommunications - Other -- 0.1%
          1,655    Versatel Telecommunications, Expire 5/15/08 (f)      690,963
--------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
            995    Airgate PCS Inc., Expire 10/1/09                      99,500
--------------------------------------------------------------------------------
                   TOTAL WARRANTS
                   (Cost--296,401)                                    1,164,230
================================================================================
FACE
AMOUNT                            SECURITY                             VALUE
================================================================================

REPURCHASE AGREEMENT -- 0.6%
     $4,498,000    Morgan Stanley Dean Witter & Co., 6.530%
                     due 8/1/00;
                      Proceeds at maturity -- $4,498,815; (Fully
                        collateralized by U.S. Treasury Notes,
                        4.500% to 6.375% due 8/15/00 to 2/15/07;
                        Market value -- $4,597,526) (Cost --
                        $4,498,000)                                   4,498,000
================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $648,702,631**)                        $807,087,598
================================================================================
(a)  All or a portion of this security is on loan (See Note 5).

(b)  Non-income producing security.

(c) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)  Face amount in U.S. dollars unless otherwise indicated.

(e) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(f)  Security is segregated for open forward foreign currency transactions.

(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(h)  Security issued with attached warrants.

(i)  Security is in default.

**   Aggregate cost for federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     CAD -- Canadian Dollar
     GBP -- British Pound
     EUR -- Euro

                      See Notes to Financial Statements.

      22 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --   Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA        --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A         --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic
               conditions than debt in higher rated categories.
BBB       --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC        predominantly speculative with respect to capacity to pay
               interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa        --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A         --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered
               adequate, but elements may be present that suggest a
               susceptibility to impairment some time in the future.
Baa       --   Bonds rated "Baa" are considered to be medium grade obligations;
               that is they are neither highly protected nor poorly secured.
               Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
               These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba        --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B         --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
NR        --   Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

      23 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Statement of Assets and Liabilities                                                         July 31, 2000
ASSETS:
     Investments, at value (Cost -- $648,702,631)                                           $807,087,598
     Cash                                                                                            445
     Collateral for securities on loan (Note 5)                                               62,957,928
     Dividends and interest receivable                                                         6,567,126
     Receivable for securities sold                                                              794,106
     Receivable for Fund shares sold                                                             232,607
     Receivable for open forward foreign currency contracts (Note 8)                              75,492
---------------------------------------------------------------------------------------------------------
     Total Assets                                                                            877,715,302
---------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 5)                                                  62,957,928
     Payable for securities purchased                                                          2,892,575
     Payable for Fund shares purchased                                                           588,402
     Investment advisory fees payable                                                            290,644
     Administration fees payable                                                                 128,872
     Distribution fees payable                                                                    55,986
     Accrued expenses                                                                            370,974
---------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                        67,285,381
---------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $810,429,921
=========================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                             $     54,728
     Capital paid in excess of par value                                                     641,226,033
     Undistributed net investment income                                                       7,512,155
     Accumulated net realized gain from security transactions and foreign currencies           3,181,407
     Net unrealized appreciation of investments and foreign currencies                       158,455,598
---------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $810,429,921
=========================================================================================================
Shares Outstanding:
     Class A                                                                                  29,411,631
    -----------------------------------------------------------------------------------------------------
     Class B                                                                                  23,917,824
    -----------------------------------------------------------------------------------------------------
     Class L                                                                                   1,010,509
    -----------------------------------------------------------------------------------------------------
     Class O                                                                                     388,025
    -----------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                               $14.83
    -----------------------------------------------------------------------------------------------------
     Class B *                                                                                    $14.78
    -----------------------------------------------------------------------------------------------------
     Class L **                                                                                   $14.79
    -----------------------------------------------------------------------------------------------------
     Class O **                                                                                   $14.79
    -----------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                            $15.61
    -----------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                            $14.94
=========================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

       24 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Statement of Operations                                                  For the Year Ended July 31, 2000

INVESTMENT INCOME:
     Interest                                                                                $29,867,178
     Dividends                                                                                 5,370,741
---------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                  35,237,919
---------------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                                4,575,346
     Investment advisory fees (Note 2)                                                         3,836,390
     Administration fees (Note 2)                                                              1,705,062
     Shareholder and system servicing fees                                                       749,986
     Shareholder communications                                                                  223,739
     Registration fees                                                                           117,612
     Audit and legal                                                                              39,165
     Custody                                                                                      39,112
     Trustees' fees                                                                               21,746
     Pricing service fees                                                                         20,834
     Other                                                                                        13,540
---------------------------------------------------------------------------------------------------------
     Total Expenses                                                                           11,342,532
---------------------------------------------------------------------------------------------------------
Net Investment Income                                                                         23,895,387
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
     Realized Gain From:
        Security transactions (excluding short-term securities)                                3,190,764
        Foreign currency transactions                                                            626,507
---------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                         3,817,271
---------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
        Beginning of year                                                                    102,319,889
        End of year                                                                          158,455,598
---------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                                  56,135,709
---------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                                59,952,980
---------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                       $83,848,367
=========================================================================================================

                       See Notes to Financial Statements.

       25 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Statements of Changes in Net Assets                                          For the Years Ended July 31,

                                                                               2000              1999
=========================================================================================================
OPERATIONS:
     Net investment income                                                $23,895,387        $27,456,408
     Net realized gain                                                      3,817,271          5,500,671
     Increase in net unrealized appreciation                               56,135,709         69,388,242
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                83,848,367        102,345,321
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (21,444,516)       (23,023,939)
     Net realized gains                                                    (4,876,562)      (222,811,078)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (26,321,078)      (245,835,017)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sales of shares                                    200,221,022        119,334,482
     Net asset value of shares issued for reinvestment of dividends        21,356,539        201,028,376
     Cost of shares reacquired                                           (361,612,656)      (323,959,616)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                 (140,035,095)        (3,596,758)
---------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                    (82,507,806)      (147,086,454)

NET ASSETS:
     Beginning of year                                                    892,937,727      1,040,024,181
---------------------------------------------------------------------------------------------------------
     End of year*                                                        $810,429,921       $892,937,727
=========================================================================================================
* Includes undistributed net investment income of:                         $7,512,155         $4,537,718
=========================================================================================================

                       See Notes to Financial Statements.

       26 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.


2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Trust's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Trust's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2000, the Fund paid transfer agent fees of $684,569 to CFTC.

       27 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2000, SSB and its affiliates received brokerage commissions of $16,889.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of $101,000 and $75,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                              Class A      Class B      Class L
================================================================================
CDSCs                                         $3,000      $162,000      $2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2000, total Distribution Plan fees incurred were as follows:

                                                                    Distribution
                                                                      Plan Fees
================================================================================
Class A                                                              $  922,310
--------------------------------------------------------------------------------
Class B                                                               3,495,575
--------------------------------------------------------------------------------
Class L                                                                 115,833
--------------------------------------------------------------------------------
Class O                                                                  41,628
================================================================================

All officers and one Trustee of the Trust are employees of SSB.


3. Investments

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $358,480,438
--------------------------------------------------------------------------------
Sales                                                               504,649,491
================================================================================

At July 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $190,938,434
Gross unrealized depreciation                                       (32,553,467)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $158,384,967
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

       28 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

At July 31, 2000, the Fund loaned common stocks having a value of $62,740,883. The Fund received cash collateral totalling $62,957,928. A portion of the cash collateral amounting to $432,681 remained uninvested and the balance was invested as follows:

Security Description                                                   Value
================================================================================
Time Deposits:
     Bank Brussels Lambert, 6.690% due 8/1/00                       $12,682,090
     Caisse Des Depots Et Consignations,
        6.660% due 8/1/00                                             7,270,352
     Key Bank Corp., 6.640% due 8/1/00                               11,464,786
     Toronto Dominion Bank, 6.690% due 8/1/00                           824,463
     Wells Fargo Bank, 6.660% due 8/1/00                              7,270,352
Floating Rate Notes:
     AMSouth Bank, 5.730% due 1/25/01                                 1,096,354
     Goldman, Sachs & Co., 5.280% due 8/23/00                         7,154,613
     Sigma Finance Corp., 6.020% due 9/14/00                         14,536,521
Certificate of Deposit:
     Comerica Bank, 5.860% due 2/14/01                                  225,716
--------------------------------------------------------------------------------
Total                                                               $62,525,247
================================================================================

Interest income earned by the Fund from securities loaned for the year ended July 31, 2000 was $129,100.


6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 2000, the Fund did not write any call or put option contracts.


7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 2000, the Fund had no open futures contracts.

       29 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

8. Forward Foreign Currency Contracts

At July 31, 2000, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                  Local        Market     Settlement  Unrealized
Foreign Currency                 Currency      Value         Date        Gain
================================================================================
To Sell:
Euro                            1,740,448   $1,625,114    12/15/2000    $65,905
Euro                              133,000      124,187    12/15/2000      1,818
Euro                               92,313       86,195    12/15/2000      1,169
Euro                              125,000      116,717    12/15/2000      2,233
Canadian Dollar                   291,125      196,578     12/8/2000        127
Canadian Dollar                   461,531      311,643     12/8/2000      1,897
British Pound                   1,073,000    1,611,128    12/22/2000      2,343
--------------------------------------------------------------------------------
                                                                         75,492
--------------------------------------------------------------------------------
Net Unrealized Gain on Forward
  Foreign Currency Contracts                                            $75,492
================================================================================


9. Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its share.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                           Class A        Class B        Class L       Class O
================================================================================
Total Paid-in Capital   $401,648,117   $219,790,983   $14,148,291    $5,693,370
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                       Year Ended
                                          July 31, 2000                     July 31, 1999
                                   ----------------------------      ----------------------------
                                     Shares          Amount            Shares           Amount
=================================================================================================
Class A
Shares sold                        11,999,498    $ 172,718,361        5,919,283    $  81,549,199
Shares issued on reinvestment         687,541        9,884,487        4,606,069       56,520,992
Shares reacquired                  (5,700,646)     (81,755,424)      (4,974,702)     (68,325,408)
-------------------------------------------------------------------------------------------------
Net Increase                        6,986,393    $ 100,847,424        5,550,650    $  69,744,783
=================================================================================================
Class B
Shares sold                         1,334,840    $  18,993,330        2,154,517    $  29,356,635
Shares issued on reinvestment         775,062       11,044,262        1,468,647      139,771,603
Shares reacquired                 (19,313,105)    (276,308,649)      (7,345,693)    (237,964,734)
-------------------------------------------------------------------------------------------------
Net Decrease                      (17,203,203)   $(246,271,057)      (3,722,529)   $ (68,836,496)
=================================================================================================

       30 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

                                       Year Ended              Year Ended
                                      July 31, 2000           July 31, 1999
                                  --------------------    ---------------------
                                   Shares      Amount      Shares       Amount
--------------------------------------------------------------------------------
Class L
Shares sold                      588,506  $  8,372,402    577,934  $  7,896,903
Shares issued on reinvestment     19,632       282,549     26,724       334,662
Shares reacquired               (140,448)   (1,998,385)   (91,287)   (1,238,215)
Net Increase                     467,690  $  6,656,566    513,371  $  6,993,350
--------------------------------------------------------------------------------
Class O
Shares sold                        9,574  $    136,929     12,802  $    177,899
Shares issued on reinvestment     10,158       145,241    134,052     1,634,462
Shares reacquired               (109,393)   (1,550,198)  (204,621)   (2,891,437)
Net Decrease                     (89,661) $ (1,268,028)   (57,767) $ (1,079,076)
--------------------------------------------------------------------------------
Class Y(1)
Shares issued on reinvestment         --            --         27  $        332
Shares reacquired                     --            --       (118)       (1,535)
Net Decrease                          --            --        (91) $     (1,203)
--------------------------------------------------------------------------------
Class Z(2)
Shares sold                           --            --     26,802  $    353,846
Shares issued on reinvestment         --            --    225,868     2,766,325
Shares reacquired                     --            --   (989,658)  (13,538,287)
Net Decrease                          --            --   (736,988) $(10,418,116)
--------------------------------------------------------------------------------
(1)  At January 31, 1999, all Class Y shares were fully redeemed.
(2)  At January 31, 1999, all Class Z shares were fully redeemed.

       31 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class A Shares                      2000(1)   1999(1)    1998    1997    1996
================================================================================
Net Asset Value, Beginning of Year $13.86    $16.52     $15.53  $14.51  $14.03
--------------------------------------------------------------------------------
Income From Operations:
    Net investment income            0.45      0.45       0.70    0.80    0.83
    Net realized and
    unrealized gain                  1.00      0.92       1.80    1.36    0.47
--------------------------------------------------------------------------------
Total Income From Operations         1.45      1.37       2.50    2.16    1.30
--------------------------------------------------------------------------------
Less Distributions From:
    Net investment income           (0.40)    (0.37)     (0.68)  (0.82)  (0.82)
    Net realized gains              (0.08)    (3.66)     (0.83)  (0.32)     --
--------------------------------------------------------------------------------
Total Distributions                 (0.48)    (4.03)     (1.51)  (1.14)  (0.82)
--------------------------------------------------------------------------------
Net Asset Value, End of Year       $14.83    $13.86     $16.52  $15.53  $14.51
--------------------------------------------------------------------------------
Total Return                        10.62%    12.27%     16.70%  15.48%   9.21%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $436      $310       $279    $248    $266
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          1.04%     1.08%      1.05%   1.06%   1.04%
   Net investment income             3.10      3.26       4.29    5.29    5.55
--------------------------------------------------------------------------------
Portfolio Turnover Rate                43%       60%       110%     45%     58%
================================================================================

Class B Shares                      2000(1)   1999(1)    1998    1997    1996
================================================================================
Net Asset Value, Beginning of Year $13.82    $16.49     $15.52  $14.51  $14.02
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income             0.37      0.38       0.62    0.73    0.77
   Net realized and
   unrealized gain                   1.01      0.93       1.80    1.35    0.47
--------------------------------------------------------------------------------
Total Income From Operations         1.38      1.31       2.42    2.08    1.24
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.34)    (0.32)     (0.62)  (0.75)  (0.75)
   Net realized gains               (0.08)    (3.66)     (0.83)  (0.32)     --
--------------------------------------------------------------------------------
Total Distributions                 (0.42)    (3.98)     (1.45)  (1.07)  (0.75)
--------------------------------------------------------------------------------
Net Asset Value, End of Year       $14.78    $13.82     $16.49  $15.52  $14.51
--------------------------------------------------------------------------------
Total Return                        10.09%    11.78%     16.17%  14.88%   8.78%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $353      $568       $740    $951  $1,310
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          1.55%     1.56%      1.52%   1.52%   1.55%
   Net investment income             2.60      2.81       3.87    4.85    5.13
--------------------------------------------------------------------------------
Portfolio Turnover Rate                43%       60%       110%     45%     58%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.

       32 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class L Shares                           2000(1)      1999(1)        1998(2)
================================================================================
Net Asset Value, Beginning of Year     $ 13.83       $16.52         $17.14
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                  0.34         0.35           0.02
   Net realized and unrealized
   gain (loss)                            1.01         0.91          (0.41)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations       1.35         1.26          (0.39)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.31)       (0.29)            --
   Net realized gains                    (0.08)       (3.66)         (0.23)
--------------------------------------------------------------------------------
Total Distributions                      (0.39)       (3.95)         (0.23)
--------------------------------------------------------------------------------
Net Asset Value, End of Year           $ 14.79       $13.83         $16.52
--------------------------------------------------------------------------------
Total Return                              9.87%       11.43%         (2.28)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $14,943       $7,508         $  486
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               1.80%        1.85%          1.74%+
   Net investment income                  2.34         2.54           2.51+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                     43%          60%           110%
================================================================================

Class O Shares                      2000(1)  1999(1)  1998(1)(3) 1997(1)  1996
================================================================================
Net Asset Value, Beginning of Year $13.83   $16.50   $15.53     $14.51  $ 14.02
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income             0.37     0.39     0.64       0.73     0.77
   Net realized and unrealized gain  1.01     0.92     1.79       1.36     0.47
--------------------------------------------------------------------------------
Total Income From Operations         1.38     1.31     2.43       2.09     1.24
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.34)   (0.32)   (0.63)     (0.75)   (0.75)
   Net realized gains               (0.08)   (3.66)   (0.83)     (0.32)      --
--------------------------------------------------------------------------------
Total Distributions                 (0.42)   (3.98)   (1.46)     (1.07)   (0.75)
--------------------------------------------------------------------------------
Net Asset Value, End of Year       $14.79   $13.83   $16.50     $15.53  $ 14.51
--------------------------------------------------------------------------------
Total Return                        10.13%   11.79%   16.19%     15.01%    8.80%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $5,738   $6,606   $8,838     $9,381  $11,441
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          1.53%    1.50%    1.48%      1.47%    1.50%
   Net investment income             2.62     2.83     3.89       4.89     5.19
--------------------------------------------------------------------------------
Portfolio Turnover Rate                43%      60%     110%        45%      58%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from June 15, 1998 (inception date) to July 31, 1998.
(3)  On June 12, 1998, Class C shares were renamed Class O shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

       33 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Independent Auditors' Report

To the Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Balanced Fund of Smith Barney Income Funds as of July 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Balanced Fund of Smith Barney Income Funds, as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           KPMG LLP


New York, New York
September 11, 2000

       34 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2000:

     .    A corporate dividends received deduction of 21.27%.
     .    Total long-term capital gain distributions paid of $4,876,562.

A total of 4.72% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

       35 Smith Barney Balanced Fund | 2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

SMITH BARNEY
      BALANCED FUND

TRUSTEES                                 INVESTMENT ADVISER
Lee Abraham                              SSB Citi Fund Management LLC
Allan J. Bloostein
Jane F. Dasher                           DISTRIBUTOR
Donald R. Foley                          Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin                              CUSTODIAN
Heath B. McLendon, Chairman              PFPC Trust Company
Roderick C. Rasmussen
John P. Toolan
                                         TRANSFER AGENT
                                         Citi Fiduciary Trust Company
OFFICERS                                 125 Broad Street, 11th Floor
Heath B. McLendon                        New York, New York 10004
President and
Chief Executive Officer
                                         SUB-TRANSFER AGENT
                                         PFPC Global Fund Services
Lewis E. Daidone                         P.O. Box 9699
Senior Vice President                    Providence, Rhode Island
and Treasurer                            02940-9699


John C. Bianchi
Vice President and
Investment Officer


James E. Conroy
Vice President and
Investment Officer


Charles P. Graves III
Vice President and
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

Smith Barney Balanced Fund

  This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Balanced Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


  SMITH BARNEY BALANCED FUND
  Smith Barney Mutual Funds
  388 Greenwich Street, MF-2
  New York, New York 10013



  For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.



  www.smithbarney.com/mutualfunds















  [LOGO OF SALOMON SMITH BARNEY]

  Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD0426 9/00

--------------------------------------------------------------------------------

                                  SMITH BARNEY
                                EXCHANGE RESERVE
                                      FUND

--------------------------------------------------------------------------------

                          ANNUAL REPORT | JULY 31, 2000

                [LOGO] Smith Barney
                       Mutual Funds
                Your Serious Money, Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

[PHOTO]

HEATH B.
McLENDON

Chairman

Dear Shareholder:

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been an investment strategy, incorporating multiple stock, bond and money market mutual funds. Others have invested with specific portfolio managers who are recognized for their insights and record.

Since the introduction of the first money fund in 1972, the explosive growth of money funds has gone hand in hand with the growth of the entire mutual fund industry. Over the last 28 years, millions of investors worldwide have made money market funds a key part of their investment portfolios. Money funds now represent approximately 23% of the $7.120 trillion mutual fund industry, compared to 11% of bond funds, 61% of stock funds and 5% of hybrid funds.(1) While all investments involve some degree of risk, money market funds provide investors with an opportunity to earn current short-term interest rates with a higher degree of liquidity than most other types of mutual funds.(2)

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

August 29, 2000

----------
(1)   Source: Investment Company Institute, June 30, 2000.
(2) Please note that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

PHYLLIS M.
ZAHORODNY

Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the year ended July 31, 2000. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to page 5 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000. We hope that you find this report to be useful and informative.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Summary

The chart below provides the yields for the Fund's Class B and L shares as of July 31, 2000:

                                  Seven-Day                Seven-Day
                                Current Yield             Effective Yield (1)
                                -------------           --------------
         Class B                    5.30%                    5.44%
         Class L                    5.30%                    5.44%

Market Update and Outlook

Throughout the second half of 1999, the Federal Reserve Board ("Fed") raised interest rates three times (June 30, 1999, August 24, 1999 and November 16,
1999) from 4.75% to 5.50%. This action was taken to reverse the interest-rate cuts made during 1998 in the face of an overall global

----------
(1) The seven-day effective yield is calculated similarly to the seven-day yield, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
crisis. Throughout 2000, the U.S. economy has continued to exhibit signs of strength and as a result, the Fed has implemented three additional interest rate increases, with its latest rate increase of 50 basis points(2) at its May 16, 2000 Federal Open-Market Committee ("FOMC")(3) meeting. The federal funds rate ("fed funds rate")(4) is now targeted at 6.50%.

During Fed Chairman Alan Greenspan's semi-annual "Humphrey-Hawkins" testimony(5) on monetary policy, he acknowledged that core inflation has picked up since the beginning of the year and duly noted that the Fed would remain vigilant against any imbalances between the growth of demand and potential supply. In his testimony, Greenspan also pointed out that "while some signs of slower growth were evident and justified standing pat at least for the time being, they were not sufficiently compelling to alter our view (the Fed's) that the risks remained more on the side of high inflation."

Economic data from the U.S. Department of Commerce has indicated that the overall real Gross Domestic Product ("GDP")(6) has continued to show signs of strength with second quarter growth reported at 5.2%. Going forward, the Fed most likely will pay close attention to economic data releases to determine if the cumulative effect of past tightenings have effectively contained potential economic imbalances or if additional interest rate increases are needed.

In our opinion, Fed officials are likely to view the sustainability of any overall slowing in the economy as questionable and may therefore be forced to raise interest rates by another 50 basis points over the next six months.

Investment Strategy

The Fund seeks to maximize current income to the extent consistent with the preservation of capital. The Fund invests in high quality, U.S.
dollar-denominated short-term debt securities.

----------
(2)   A basis point is 0.01% or one one-hundredth of a percent.
(3) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy design to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5) Humphrey-Hawkins testimony is a semi-annual testimony on monetary policy given by the Fed to the U.S. Congress.
(6) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised on consumer and government purchases, private domestic investments and net exports of goods and services.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             3

During the reporting period, we targeted an average maturity in the range of 10 to 20 days as we expected short-term interest rates to rise. We anticipate that a peak in short-term interest rates may occur later this year or early in 2001. As a result, we will extend our maturities accordingly.

As of July 31, 2000, the Fund had 26 different issues with 59.8% of the Fund's assets in bank obligations and 40.2% in corporate commercial paper.

Due to a strong U.S. economy and a high-quality approved list of issuers, the credit quality of the Fund's investments remains strong. During the period under review, we have added several companies, such as Coca-Cola Co., Alcoa Inc. and Honeywell International Inc. to our approved list of issuers.

Thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Phyllis M. Zahorodny

Phyllis M. Zahorodny
Vice President and
Investment Officer

August 29, 2000


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 2000
--------------------------------------------------------------------------------

     FACE                                                         ANNUALIZED
    AMOUNT                         SECURITY                          YIELD        VALUE
==========================================================================================
COMMERCIAL PAPER -- 80.4%
$ 5,000,000    Abbey National North America matures 8/7/00           6.56%    $  4,994,567
  5,000,000    AT&T Corp. matures 8/21/00                            6.51        4,982,000
  5,000,000    Barclays US Funding matures 8/8/00                    6.57        4,993,651
  5,000,000    Baus Funding LLC matures 8/8/00                       6.53        4,993,681
  5,000,000    BBL NA Funding Corp. matures 8/11/00                  6.57        4,990,930
  5,000,000    BCI Funding Corp. matures 8/14/00                     6.54        4,988,264
  5,000,000    Bell Atlantic Financial Services matures 9/5/00       6.55        4,968,403
  5,000,000    Daimler Chrysler North America Holding Corp.
                 matures 8/7/00                                      6.55        4,994,575
  5,000,000    Dresdner US Finance Inc. matures 8/28/00              6.54        4,975,625
  5,000,000    General Electric Capital International Funding
                 matures 8/15/00                                     6.54        4,987,361
  5,000,000    General Motors Acceptance Corp. matures 8/10/00       6.53        4,991,875
  5,000,000    Goldman, Sachs & Co. matures 8/9/00                   6.58        4,992,733
  5,000,000    J.P. Morgan & Co. matures 8/11/00                     6.54        4,990,972
  5,000,000    Lucent Technologies matures 9/6/00                    6.54        4,967,550
  2,500,000    Oesterreichische Kontrollbank matures 9/14/00         6.57        2,480,108
  5,000,000    Procter & Gamble Co. matures 9/7/00                   6.54        4,966,649
  5,000,000    Province de Quebec matures 8/11/00                    6.53        4,990,986
  5,000,000    Siemens Capital matures 8/11/00                       6.54        4,990,972
  5,000,000    Transamerica Finance Corp. matures 8/7/00             6.54        4,994,567
  2,641,000    Union Bank of Switzerland Finance matures 9/5/00      6.57        2,624,259
  5,000,000    Walt Disney Co. matures 8/1/00                        6.52        5,000,000
------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $99,859,728)                                            99,859,728
==========================================================================================
TIME DEPOSITS -- 19.6%
  4,376,000    Banc One Corp. matures 8/1/00                         6.62        4,376,000
  5,000,000    BNP Paribas SA matures 8/1/00                         6.63        5,000,000
  5,000,000    Chase Manhattan Bank matures 8/1/00                   6.63        5,000,000
  5,000,000    Credit Agricole Indosuez matures 8/1/00               6.63        5,000,000
  5,000,000    Societe Generale matures 8/1/00                       6.63        5,000,000
------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $24,376,000)                                            24,376,000
==========================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $124,235,728*)                                        $124,235,728
==========================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             5

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at amortized cost                                 $124,235,728
     Cash                                                                    737
     Interest receivable                                                  16,599
     Receivable for Fund shares sold                                      19,675
     Prepaid registration fees                                           280,070
--------------------------------------------------------------------------------
     Total Assets                                                    124,552,809
--------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                                   252,323
     Investment advisory fees payable                                     28,445
     Distribution fees payable                                            20,406
     Administration fees payable                                          18,993
     Accrued expenses                                                     69,329
--------------------------------------------------------------------------------
     Total Liabilities                                                   389,496
--------------------------------------------------------------------------------
Total Net Assets                                                    $124,163,313
================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                     $    124,183
     Capital paid in excess of par value                             124,039,130
--------------------------------------------------------------------------------
Total Net Assets                                                    $124,163,313
================================================================================
Shares Outstanding:
     Class B                                                          94,924,910
--------------------------------------------------------------------------------
     Class L                                                          29,258,241
--------------------------------------------------------------------------------
Net Asset Value, Per Class                                          $       1.00
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                           $9,033,395
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                            774,777
   Investment advisory fees (Note 3)                                     464,866
   Administration fees (Note 3)                                          309,911
   Registration fees                                                     129,404
   Shareholder and system servicing fees                                 123,773
   Audit and legal                                                        46,016
   Shareholder communications                                             39,278
   Custody                                                                32,099
   Trustees' fees                                                         11,442
   Other                                                                   9,420
--------------------------------------------------------------------------------
   Total Expenses                                                      1,940,986
--------------------------------------------------------------------------------
Net Investment Income                                                  7,092,409
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $7,092,409
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             7

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended July 31,
--------------------------------------------------------------------------------
                                                  2000               1999
================================================================================
OPERATIONS:
   Net investment income                     $     7,092,409    $     5,620,510
   Net realized gain                                      --             14,111
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations          7,092,409          5,634,621
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                (7,092,409)        (5,620,510)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares            1,240,092,344        952,335,299
   Net asset value of shares issued for
     reinvestment of dividends                     5,949,909          4,687,823
   Cost of shares reacquired                  (1,269,342,786)      (893,074,660)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                     (23,300,533)        63,948,462
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                (23,300,533)        63,962,573

NET ASSETS:
   Beginning of year                             147,463,846         83,501,273
--------------------------------------------------------------------------------
   End of year                               $   124,163,313    $   147,463,846
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             9

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2000, the Fund paid transfer agent fees of $95,343 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made.

For the year ended July 31, 2000, CDSCs paid to SSB were approximately:

                                                         Class B         Class L
================================================================================
CDSCs                                                   $751,000         $98,000
================================================================================

Pursuant to a Distribution plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                                                         Class B         Class L
================================================================================
Distribution Plan Fees                                  $617,301        $157,476
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and L shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                               Year Ended            Year Ended
                                              July 31, 2000        July 31, 1999
================================================================================
Class B
Shares sold                                    653,749,502         665,571,157
Shares issued on reinvestment                    4,887,564           4,157,911
Shares reacquired                             (683,862,065)       (623,800,133)
--------------------------------------------------------------------------------
Net Increase (Decrease)                        (25,224,999)         45,928,935
================================================================================
Class L
Shares sold                                    586,342,842         286,764,142
Shares issued on reinvestment                    1,062,345             529,912
Shares reacquired                             (585,480,721)       (269,274,527)
--------------------------------------------------------------------------------
Net Increase                                     1,924,466          18,019,527
================================================================================


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            11

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                         2000(1)         1999(1)          1998            1997          1996
==============================================================================================================
Net Asset Value, Beginning of Year    $    1.00       $    1.00       $    1.00       $    1.00     $    1.00
--------------------------------------------------------------------------------------------------------------
  Net investment income                   0.046           0.040           0.044           0.043         0.044
  Dividends from
    net investment income                (0.046)         (0.040)         (0.044)         (0.043)       (0.044)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $    1.00       $    1.00       $    1.00       $    1.00     $    1.00
--------------------------------------------------------------------------------------------------------------
Total Return                               4.72%           4.05%           4.51%           4.43%         4.53%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year  (millions)   $      95       $     120       $      74       $     117     $     150
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.25%           1.18%           1.21%           1.16%         1.17%
  Net investment income                    4.59            3.98            4.43            4.34          4.45
==============================================================================================================
Class L Shares                             2000(1)         1999(1)         1998(2)         1997          1996
==============================================================================================================
Net Asset Value, Beginning of Year    $    1.00       $    1.00       $    1.00       $    1.00     $    1.00
--------------------------------------------------------------------------------------------------------------
  Net investment income                   0.046           0.040           0.044           0.043         0.044
  Dividends from
    net investment income                (0.046)         (0.040)         (0.044)         (0.043)       (0.044)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $    1.00       $    1.00       $    1.00       $    1.00     $    1.00
--------------------------------------------------------------------------------------------------------------
Total Return                               4.68%           4.04%           4.52%           4.42%         4.51%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $      29       $      27       $       9       $       6     $       9
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.26%           1.21%           1.21%           1.16%         1.17%
  Net investment income                    4.59            3.95            4.43            4.34          4.39
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2000:

A total of 0.44% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                         /s/ KPMG LLP

New York, New York
September 11, 2000


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            13

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and
Investment Officer

Michele Mirabella
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.
PFS Distributors, Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Exchange Reserve Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Exchange Reserve Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01183 9/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                CONVERTIBLE FUND
--------------------------------------------------------------------------------
                 CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000

                               [GRAPHIC OMITTED]

                   [LOGO] Smith Barney
                          Mutual Funds

                Your Series Money. Professionally Managed.(SM)

            -------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            -------------------------------------------------------

[LOGO] Classic Series

Annual Report . July 31, 2000

SMITH BARNEY
CONVERTIBLE FUND

[PHOTO OMITTED] ROSS S. MARGOLIES
                PORTFOLIO MANAGER

--------------------------------------------------------------------------------
ROSS S. MARGOLIES
--------------------------------------------------------------------------------

Ross S. Margolies, a portfolio manager at Salomon Brothers Asset Management, has more than 18 years of securities business experience.

Education: BA in Economics from Johns Hopkins University; MBA in Finance from New York University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The Fund also may invest up to 35% of its assets in "synthetic convertible securities," equity securities and debt securities that are not convertible.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 9, 1986

MANAGER TENURE
--------------------------------------------------------------------------------
Since November 21, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
18 Years

                     CLASS A        CLASS B         CLASS L           CLASS O
--------------------------------------------------------------------------------
NASDAQ                SCRAX          SCVSX           CNVSL             SCVOX
--------------------------------------------------------------------------------
INCEPTION            11/6/92         9/9/86         6/15/98           11/7/94
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2000

                                               Without Sales Charges(1)
                                     Class A     Class B     Class L     Class O
--------------------------------------------------------------------------------
One-Year                              6.13%       5.59%       5.07%       5.57%
--------------------------------------------------------------------------------
Five-Year                             7.41        6.88         N/A        6.87
--------------------------------------------------------------------------------
Ten-Year                               N/A        8.36         N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                      8.00        7.59        0.02        8.11
--------------------------------------------------------------------------------

                                                 With Sales Charges(2)
                                     Class A     Class B     Class L     Class O
--------------------------------------------------------------------------------
One-Year                              0.84%       0.59%       3.04%       4.57%
Five-Year                             6.32        6.73         N/A        6.87
Ten-Year                               N/A        8.36         N/A         N/A
Since Inception+                      7.28        7.59       (0.44)       8.11

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    5

Smith Barney Convertible Fund at a Glance .................................    8

Schedule of Investments ...................................................    9

Bond Ratings ..............................................................   13

Statement of Assets and Liabilities .......................................   14

Statement of Operations ...................................................   15

Statements of Changes in Net Assets .......................................   16

Notes to Financial Statements .............................................   17

Financial Highlights ......................................................   21

Independent Auditors' Report ..............................................   24

Tax Information ...........................................................   25

[LOGO] Smith Barney
       Mutual Funds

Your Series Money. Professionally Managed.(SM)

----------------------------------------------------------------------------
Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

[PHOTO OMITTED]
HEATH B. McLENDON

Chairman

Dear Shareholder:

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for the insights and record.

Your investment in the Smith Barney Convertible Fund represents an opportunity for you, the serious investor, to take part in the convertible securities market. Convertible securities, made up of convertible debt and convertible preferred stock, represent a hybrid ownership interest combining features of both bonds and stocks. When you invest in a convertible security an investor is given the opportunity to acquire a debt instrument, with the rights to interest and principal payments, without giving up the potential to participate in the company's capital appreciation.

In evaluating convertible securities, Portfolio manager Ross S. Margolies and his investment team analyze the fixed income characteristics of the security as well as the equity characteristics of the underlying security. Margolies and his investment team seek to carefully manage the Fund, with an objective to maximize return potential while looking to minimize risk.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers provide asset management expertise and have managed portfolios across markets and cycles.

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may make sense for investors to contact their investment professional and re-examine their current asset allocation to see if it still meets their age, tolerance for risk and investment time horizon.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

September 5, 2000


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

                                                                 [PHOTO OMITTED]

                                                               ROSS S. MARGOLIES

                                                              Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Convertible Fund ("Fund") for the year ended July 31, 2000. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 12 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000. We hope that you find this report to be useful and informative.

Performance Overview

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 6.13% and 0.84%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned 8.97% and the Salomon Smith Barney Broad Investment Grade ("SSB BIG") Index(2) returned 5.88% for the same time period.

Investment Strategy

As noted in our January 2000 mid-year shareholder report, the current portfolio management team of Salomon Brothers Asset Management ("SaBAM") was appointed the Fund's sub-advisor on November 21, 1999. During the last few weeks of 1999 we restructured the portfolio and began to employ the current investment strategy. The goal of this strategy is to meet the Fund's investment objectives of current income and capital appreciation by investing primarily in convertible securities while taking advantage of the attractive risk and reward characteristics that these securities offer.

Convertible securities are bonds or preferred stocks that may be converted into common stock or other equity interests in the issuer at a predetermined price or rate. In evaluating a convertible security, we analyze the fixed income characteristics of the security, as well as the equity characteristics of the underlying common stock. Our goal is to maximize return potential while also reducing risk by providing income and helping to preserve principal for our shareholders. In our opinion, as the convertible bond market has evolved over the past few years, risk control has become more important for portfolio managers in this asset class.

While no guarantees can be made, we have positioned the Fund to behave like a classic convertible fund, participating in the upside potential of common stocks while still providing some degree of downside support and a high level of current income. We have positioned the Fund's portfolio as less equity sensitive than the broad convertible market, which currently has a large component of "deep in the money" convertibles. ("Deep in the money" refers to a convertible security whose exercise price is well below the market price of the underlying stock.) However, this did not come about because of a top-down investment strategy(3) but because we generally look to purchase convertibles that we think have a real investment value floor.

Market Overview and Outlook

The convertible market experienced stronger-than-

__________
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

(2) The SSB BIG Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. An investor cannot invest directly in an index.

(3) A 'top-down' investment strategy is a method of first looking at trends in the general economy and then identifying those industries and companies that are expected to benefit from those trends.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
average returns during the reporting period. In our view, much of this can be attributed to the characteristics of the new issues from this period, which changed the market's composition. This included strong representation from Technology, Biotechnology and Telecommunication companies, as well as participation from the energy sector. All of these sectors--other than telecommunications (which has declined sharply in recent months)--led the convertible and equity markets during the past year. We think that the new selections available within the convertible market offer our shareholders interesting opportunities to participate in the long-term growth of these market sectors while enjoying the downside risk protection that convertibles can offer.

In addition to the evolving composition of the market, the overall economic, stock and bond market environments have had an effect on the convertible market. The series of interest rate increases instituted by the Federal Reserve Board ("Fed") have kept the stock and bond markets from appreciating much during the Fund's fiscal year. It now appears that this spate of increases is nearing an end as they have started to have a negative effect on the U.S. economy. We believe that this Fed strategy of cooling off the economy without causing a recession (i.e. a "soft landing") will be successful.

While the U.S. economy is well into a record economic expansion, the rest of the world was emerging from either a recession or slow growth late last year. We believe that the continued recovery of the global economy will help support the U.S. economy during this period of rising U.S. interest rates. Just as importantly, today's business environment is a global one, with factors around the world affecting many U.S. companies. In an environment with slower U.S. growth but continued global expansion, earnings growth should continue for most companies. In this environment, we plan to stick to our investment style of focusing on bottom-up security analysis,(4) with an emphasis on using the convertible structure to quantify and reduce downside risk. (Of course, no guarantees can be made that our approach will be successful.)

Portfolio Update

The portfolio's restructuring was completed late last year. Despite having broad representation across the market since the end of 1999, the Fund's performance has primarily come from the growth sectors of the market. The three sectors that contributed most to Fund performance during this period were Technology, Healthcare (including Biotechnology) and Energy while the Consumer Cyclicals, Basic Industry, and Telecommunication sectors had significant negative contributions. The composition of our top twenty individual contributors to the Fund's performance during the period is follows:

            Sector                    Number of Holdings
            ------                    ------------------
            Technology                        11
            Healthcare                         4
            Financial                          2
            Energy                             1
            Consumer                           1
            Communications                     1
                                              --
            Total                             20

While our investment approach involves a bottom-up security selection, as of July 31, 2000 the Fund has significant representation across market sectors including 24.9% Technology, 16.2% Energy, 14.6% Consumer Cyclicals, 8.3% Communications and 7.3% Healthcare. We believe that the best current investment opportunities in the market may be in the Communications, Consumer Cyclical and Energy sectors. However, we have also been able to gain significant exposure to the fast growing Technology and Healthcare sectors by using the natural defensive structure of convertibles to provide some downside protection. This individual security selection has led the portfolio to investments that we believe have favorable risk and reward ratios.

__________
(4) Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  3

The overall portfolio continues to be positioned more defensively than the broad convertible market. Our results will be highly influenced by security selection as the portfolio has lower than market equity sensitivity. (This means that when the stock market moves up or down our portfolio will react less than the convertible market.) A benefit that we have received for giving up some upside potential is that we have a much higher than market amount of investment value support (this is the convertible feature that provides downside protection). Overall, while the broad convertible market is somewhat riskier and more volatile than normal, we believe that the Fund continues to be positioned to behave like a classical convertible fund. This means participating in the upside potential of common stocks while still providing some degree of downside support and a high level of current income.

Thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you pursue your financial goals in the future.

Sincerely,


/s/ Ross S. Margolies

Ross S. Margolies
Investment Officer

September 5, 2000

--------------------------------------------------------------------------------
Top Ten Holdings*                                            As of July 31, 2000
--------------------------------------------------------------------------------

 1. Costco Cos., Inc.                                                       3.6%
--------------------------------------------------------------------------------

 2. Federated Department Stores, Inc.                                       3.2
--------------------------------------------------------------------------------

 3. Quantum Corp.                                                           2.9
--------------------------------------------------------------------------------

 4. Verizon Communications                                                  2.8
--------------------------------------------------------------------------------

 5. Devon Energy Corp.                                                      2.7
--------------------------------------------------------------------------------

 6. Diamond Offshore Drilling, Inc.                                         2.7
--------------------------------------------------------------------------------

 7. Pogo Producing Co.                                                      2.3
--------------------------------------------------------------------------------

 8. Wendy's International, Inc.                                             2.3
--------------------------------------------------------------------------------

 9. Tosco Corp.                                                             2.2
--------------------------------------------------------------------------------

10. Solectron Corp.                                                         2.2
--------------------------------------------------------------------------------

*     As a percentage of total investments.


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                              ---------------------------
                              Beginning            End            Income        Capital Gain          Return      Total
Year Ended                     of Year            of Year        Dividends      Distributions       of Capital   Returns(1)
============================================================================================================================
7/31/00                         $15.25            $15.50           $0.65            $0.00             $0.00        6.13%
----------------------------------------------------------------------------------------------------------------------------
7/31/99                          16.90             15.25            0.66             0.44              0.00       (3.11)
----------------------------------------------------------------------------------------------------------------------------
7/31/98                          18.61             16.90            0.79             1.26              0.00        1.97
----------------------------------------------------------------------------------------------------------------------------
7/31/97                          15.66             18.61            0.75             0.36              0.00       26.94
----------------------------------------------------------------------------------------------------------------------------
7/31/96                          15.27             15.66            0.73             0.00              0.00        7.41
----------------------------------------------------------------------------------------------------------------------------
7/31/95                          14.56             15.27            0.73             0.00              0.00       10.35
----------------------------------------------------------------------------------------------------------------------------
7/31/94                          14.99             14.56            0.73             0.00              0.00        1.99
----------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93            13.82             14.99            0.51             0.03              0.00       12.63+
============================================================================================================================
    Total                                                          $5.55            $2.09             $0.00
============================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares

--------------------------------------------------------------------------------

                                Net Asset Value
                          --------------------------
                          Beginning            End            Income        Capital Gain         Return           Total
Year Ended                 of Year           of Year         Dividends      Distributions      of Capital       Returns(1)
============================================================================================================================
7/31/00                     $15.22            $15.45           $0.59            $0.00             $0.00            5.59%
----------------------------------------------------------------------------------------------------------------------------
7/31/99                      16.89             15.22            0.60             0.44              0.00           (3.61)
----------------------------------------------------------------------------------------------------------------------------
7/31/98                      18.60             16.89            0.71             1.26              0.00            1.51
----------------------------------------------------------------------------------------------------------------------------
7/31/97                      15.66             18.60            0.67             0.36              0.00           26.29
----------------------------------------------------------------------------------------------------------------------------
7/31/96                      15.27             15.66            0.66             0.00              0.00            6.91
----------------------------------------------------------------------------------------------------------------------------
7/31/95                      14.56             15.27            0.66             0.00              0.00            9.80
----------------------------------------------------------------------------------------------------------------------------
7/31/94                      14.99             14.56            0.66             0.00              0.00            1.50
----------------------------------------------------------------------------------------------------------------------------
7/31/93                      13.84             14.99            0.62             0.04              0.00           13.40
----------------------------------------------------------------------------------------------------------------------------
7/31/92                      12.51             13.84            0.64             0.00              0.02           16.25
----------------------------------------------------------------------------------------------------------------------------
7/31/91                      12.21             12.51            0.68             0.00              0.03            8.86
============================================================================================================================
    Total                                                      $6.49            $2.10             $0.05
============================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                              --------------------------
                              Beginning             End           Income        Capital Gain        Return        Total
Year Ended                     of Year            of Year        Dividends      Distributions     of Capital     Returns(1)
============================================================================================================================
7/31/00                         $15.18            $15.36           $0.56            $0.00             $0.00        5.07%
----------------------------------------------------------------------------------------------------------------------------
7/31/99                          16.90             15.18            0.57             0.44              0.00       (4.08)
----------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98            17.14             16.90            0.12             0.00              0.00       (0.74)+
============================================================================================================================
    Total                                                           $1.25            $0.44             $0.00
=============================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  5

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                                                                            Net Asset Value
                                                                        -------------------------
                                       Beginning           End            Income        Capital Gain         Return      Total
Year Ended                              of Year          of Year         Dividends      Distributions      of Capital   Returns(1)
====================================================================================================================================
7/31/00                                 $15.19            $15.41           $0.59            $0.00             $0.00       5.57%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                  16.87             15.19            0.60             0.44              0.00      (3.66)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                  18.58             16.87            0.71             1.26              0.00       1.53
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                  15.64             18.58            0.68             0.36              0.00      26.37
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                  15.27             15.64            0.67             0.00              0.00       6.82
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95                    14.09             15.27            0.49             0.00              0.00      12.17+
====================================================================================================================================
    Total                                                                  $3.74            $2.06             $0.00
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                                               Net Asset Value
                                                                          --------------------------
                                       Beginning            End           Income        Capital Gain         Return       Total
Year Ended                              of Year           of Year        Dividends      Distributions      of Capital    Returns(1)
====================================================================================================================================
7/31/00                                 $15.34            $15.61           $0.70            $0.00             $0.00       6.62%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                  16.98             15.34            0.71             0.44              0.00      (2.68)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                  18.66             16.98            0.84             1.26              0.00       2.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                  15.68             18.66            0.80             0.36              0.00      27.44
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96                    16.15             15.68            0.39             0.00              0.00      (0.56)+
====================================================================================================================================
    Total                                                                  $3.44            $2.06             $0.00
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                                Without Sales Charges(1)
                                                      ------------------------------------------------------------------------------
                                                      Class A           Class B          Class L           Class O           Class Y
====================================================================================================================================
Year Ended 7/31/00                                      6.13%             5.59%             5.07%            5.57%            6.62%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                                7.41              6.88               N/A             6.87              N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                  N/A              8.36               N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                              8.00              7.59              0.02             8.11             6.87
====================================================================================================================================

                                                                                  With Sales Charges(2)
                                                      ------------------------------------------------------------------------------
                                                      Class A           Class B          Class L           Class O           Class Y
====================================================================================================================================
Year Ended 7/31/00                                      0.84%             0.59%             3.04%            4.57%            6.62%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                                6.32              6.73               N/A             6.87              N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                  N/A              8.36               N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                              7.28              7.59             (0.44)            8.11             6.87
====================================================================================================================================

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/00)                             81.21%
--------------------------------------------------------------------------------
Class B (7/31/90 through 7/31/00)                               123.10
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                              0.04
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/00)                             56.25
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/00)                             34.67
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  7

--------------------------------------------------------------------------------
Smith Barney Convertible Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------
                            July 1990 -- July 2000

[The following table was depicted as a mountain chart in the printed material.]

                                                              Lipper Convertible
                      Smith Barney      Standard & Poor's      Securities Fund
                    Convertible Fund        500 Index         Peer Group Average
                    ----------------    -----------------     ------------------

July 1990               10,000               10,000                 10,000
July 1991               10,786               11,277                 10,977
July 1992               12,655               12,719                 12,855
July 1993               14,351               13,830                 15,182
July 1994               14,567               14,543                 15,701
July 1995               15,994               18,340                 17,775
July 1996               17,099               21,377                 19,298
July 1997               21,595               30,001                 23,010
July 1998               21,921               35,792                 24,570
July 1999               21,129               43,020                 27,021
July 2000               22,310               47,328                 33,136

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 63 mutual funds, as of July 31, 2000, investing in convertible securities. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                        Basic Industries                4.0%
                        Capital Goods                   2.7%
                        Communications                  8.3%
                        Consumer Cyclicals             14.6%
                        Consumer Non-Cyclicals          8.8%
                        Energy                         16.2%
                        Financial Services              4.3%
                        Healthcare                      7.3%
                        Technology                     24.9%
                        Transportation                  1.5%
                        Other                           7.4%

Investment Breakdown*
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                        Convertible Preferred Stock    24.2%
                        Warrants                        0.5%
                        Repurchase Agreement            6.9%
                        Convertible Bonds and Notes    56.0%
                        Common Stock                   12.4%

*     As a percentage of total investments.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 2000
--------------------------------------------------------------------------------

        SHARES                                  SECURITY                  VALUE
================================================================================
COMMON STOCK -- 12.4%

Basic Industries -- 1.2%
        35,000             AK Steel Holding Corp.                   $    352,187
        80,000             Crown Cork & Seal Co., Inc.                 1,115,000

--------------------------------------------------------------------------------
                                                                       1,467,187

--------------------------------------------------------------------------------
Communications -- 1.3%
         5,000             SBC Communications Inc.                       212,812
        30,500             Verizon Communications                      1,433,500
--------------------------------------------------------------------------------
                                                                       1,646,312

--------------------------------------------------------------------------------
Consumer Cyclicals -- 3.1%
       160,000             Federated Department Stores, Inc. (a)       3,850,000
--------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.1%
     1,000,000             Delhaize America, Inc. (b)                    665,000
        70,000             Hormel Foods Corp.                          1,133,125
       100,000             Nabisco Group Holdings Corp.                2,650,000
        20,000             Philip Morris Cos., Inc.                      505,000
        25,000             Safeway Inc. (a)                            1,126,563
        40,000             Tyson Foods, Inc., Class A Shares             375,000
--------------------------------------------------------------------------------
                                                                       6,454,688

--------------------------------------------------------------------------------
Energy -- 0.9%
        10,000             Diamond Offshore Drilling, Inc. (b)           375,625
        75,000             Tesoro Petroleum Corp. (a)                    717,187
--------------------------------------------------------------------------------
                                                                       1,092,812

--------------------------------------------------------------------------------
Technology -- 0.8%
         4,500             Corning Inc.                                1,052,719
--------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $17,916,213)                      15,563,718
================================================================================
CONVERTIBLE PREFERRED STOCK -- 24.2%

Basic Industries -- 2.8%
        55,000             International Paper Capital Trust, 5.250%   2,234,375
                           LTV Corp.:
         1,800               Series A, 8.250%                             68,175
        30,700               8.250% (c)                                1,162,762
--------------------------------------------------------------------------------
                                                                       3,465,312

--------------------------------------------------------------------------------
Capital Goods -- 1.6%
       100,000             Ingersoll-Rand Co., 6.750%                  2,056,250
--------------------------------------------------------------------------------
Communications -- 2.9%
        35,000             ICG Funding LLC, 6.750% (b)                 1,303,750
        86,500             Morgan Stanley Dean Witter & Co.,
                           6.000% (d)                                    540,625
        35,000             UnitedGlobalCom, Inc., Series D, 7.000%     1,715,000
--------------------------------------------------------------------------------
                                                                       3,559,375

--------------------------------------------------------------------------------
Consumer Cyclicals -- 3.2%
        31,400             Host Marriot Financial Trust, 6.750%        1,169,650
        65,000             Wendy's Financing I, Series A, 5.000%       2,827,500
--------------------------------------------------------------------------------
                                                                       3,997,150

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

        SHARES                           SECURITY                         VALUE
================================================================================
Consumer Non-Cyclicals -- 1.7%
        67,300         Sinclair Broadcast Group, Inc., 6.000%        $ 2,153,600
--------------------------------------------------------------------------------
Energy -- 6.2%
        40,000         Kerr-McGee Corp., 5.500% (e)                    1,680,000
        12,500         Nuevo Financing, Series A, 5.750%                 331,250
        25,000         Pogo Trust I, Series A, 6.500%                  1,281,250
       150,000         Tesoro Petroleum Corp., 7.250%                  1,593,750
        60,000         Tosco Financing Trust, 5.750%                   2,805,000
--------------------------------------------------------------------------------
                                                                       7,691,250

--------------------------------------------------------------------------------
Financial Services -- 4.3%
        65,000         CNB Capital Trust I, 6.000%                     1,998,750
        10,000         Equity Office Properties Trust, Series B,
                       5.250%                                            457,500
        15,000         Lincoln National Corp., 7.750%                    346,875
        35,000         PLC Capital Trust II, 6.500%                    1,627,500
        13,000         St. Paul Capital LLC, 6.000%                      979,875
--------------------------------------------------------------------------------
                                                                       5,410,500

--------------------------------------------------------------------------------
Transportation -- 1.5%
        40,000         Canadian National Railway Co., 5.250%           1,860,000
--------------------------------------------------------------------------------
                       TOTAL CONVERTIBLE PREFERRED STOCK
                       (Cost -- $32,584,138)                          30,193,437
================================================================================

      FACE
     AMOUNT       RATING(f)                  SECURITY                    VALUE
================================================================================
CONVERTIBLE BONDS-- 56.0%

Capital Goods -- 1.1%
$    1,500,000  B      Mark IV Industries, 4.750% due 11/1/04          1,415,625
--------------------------------------------------------------------------------
Communications -- 4.1%
                        Bell Atlantic Financial Services Corp. (g):
     1,500,000  A+       5.750% due 4/1/03 (h)                         1,458,750
       500,000  A+       4.250% due 9/15/05 (c)(i)                       588,750
     3,250,000  B-     NTL Inc., 5.750% due 12/15/09 (c)               2,287,188
       500,000  BB-    Rogers Communications, Inc., 2.000%
                         due 11/26/05                                    431,875
       500,000  BBB+   U.S. Cellular Corp., zero coupon due 6/15/15      323,750
--------------------------------------------------------------------------------
                                                                       5,090,313

--------------------------------------------------------------------------------
Consumer Cyclicals -- 8.3%
                        Costco Cos., Inc.:
       500,000  A-       Zero coupon due 8/19/17 (c)                     403,750
     5,000,000  A-       Zero coupon due 8/19/17                       4,037,500
     2,225,000  BB+    Hilton Hotels Corp., 5.000% due 5/15/06         1,793,906
                        The Interpublic Group Co. Inc.:
       250,000  NR       1.800% due 9/16/04                              279,687
     1,750,000  A        1.870% due 6/12/06 (b)                        1,642,813
    12,500,000  Caa2*  Sunbeam Corp., zero coupon due 3/25/18          2,250,000
--------------------------------------------------------------------------------
                                                                      10,407,656

--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(f)                  SECURITY                      VALUE
================================================================================
Consumer Non-Cyclicals -- 2.0%
$    2,000,000     BBB-    Clear Channel Communications, Inc.,
                             1.500% due 12/1/02                      $ 1,980,000
       500,000     A+      Goldman Sachs Group, 0.500%
                             due 1/21/04 (j)                             476,250
--------------------------------------------------------------------------------
                                                                       2,456,250

--------------------------------------------------------------------------------
Energy -- 9.1%
     4,000,000     BBB+    Devon Energy Corp., zero coupon
                             due 6/27/20 (c)                           1,670,000
     2,750,000     A-      Diamond Offshore Drilling Inc., 3.750%
                             due 2/15/07                               2,963,125
     2,500,000     B-      Friede Goldman Halter, Inc., 4.500%
                             due 9/15/04                               1,581,250
     1,750,000     Baa2*   Kerr-McGee Corp., 7.500%
                             due 5/15/14                               1,734,688
     2,000,000     BB-     Pogo Producing Co., 5.500%
                             due 6/15/06                               1,612,500
     1,750,000     BBB-    Seacor Holdings Inc., 5.375%
                             due 11/15/06                              1,798,125
--------------------------------------------------------------------------------
                                                                      11,359,688

--------------------------------------------------------------------------------
Healthcare -- 7.3%
     1,500,000     NR      Affymetrix Inc., 4.750% due 2/15/07 (c)     1,057,500
     1,000,000     B       Alpharma Inc., 3.000% due 6/1/06  (b)       2,085,000
       750,000     BB+     Healthsouth Corp., 3.250% due 4/1/03          583,125
     2,000,000     NR      Invitrogen Corp., 5.500% due 3/1/07 (c)     1,840,000
     1,500,000     Aaa*    Novartis AG, 2.000% due 10/6/02             2,201,325
     3,000,000     NR      Roche Holdings Inc., zero coupon
                             due 5/16/12 (c)                           1,413,750
--------------------------------------------------------------------------------
                                                                       9,180,700

--------------------------------------------------------------------------------
Technology -- 24.1%
     1,750,000     B+      Adaptec Inc., 4.750% due 2/1/04             1,500,625
       600,000     CCC+    Advanced Micro Devices, Inc., 6.000%
                             due 5/15/05                               1,179,000
     2,000,000     CCC+    Amazon.com, Inc., 4.750% due 2/1/09         1,095,000
     2,750,000     BB-     America Online Inc., zero coupon
                             due 12/6/19                               1,395,625
       750,000     B       Antec Corp., 4.500% due 5/15/03 (b)         1,227,187
     1,000,000     B2*     ASM Lithography Holding N.V., 4.250%
                             due 11/30/04 (c)                          1,240,000
     2,000,000     B       Citrix Systems Inc., zero coupon
                             due 3/22/19                                 635,000
                           CommScope, Inc.:
       225,000     Baa3*     4.000% due 12/15/06                         231,106
       775,000     Baa3*     4.000% due 12/15/06 (c)                     791,469
       300,000     B+      Comverse Technology, Inc., 4.500%
                             due 7/1/05                                1,231,125
                          Cypress Semiconductor Corp.:
        50,000     B         6.000% due 10/1/02                           79,750
     2,250,000     B         3.750% due 7/1/05                         2,050,312
     1,750,000     B-      Integrated Process Equipment Corp.,
                             6.250% due 9/15/04                        1,391,250
     2,000,000     B-      Juniper Networks Inc., 4.750% due 3/15/07   2,200,000
     5,000,000     NR      Network Associates, Inc., zero coupon
                             due 2/13/18                               1,812,500
     4,500,000     B+      Quantum Corp., 7.000% due 8/1/04            3,563,459
     1,750,000     NR      Redback Networks Inc., 5.000%
                             due 4/1/07 (c)                            1,660,313
     4,500,000     BBB     Solectron Corp., zero coupon due 5/8/20     2,795,625
                          TriQuint Semiconductor, Inc.:
       250,000     CCC+      4.000% due 3/1/07                           203,438
     1,500,000     CCC+      4.000% due 3/1/07 (c)                     1,201,875
       325,000     B2*     Vitesse Semiconductor Corp., 4.000%
                             due 3/15/05 (c)                             271,375
     4,500,000     BBB+    Xerox Corp., 0.570% due 4/21/18             2,306,250
--------------------------------------------------------------------------------
                                                                      30,062,284

--------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE BONDS
                             (Cost -- $68,978,414)                    69,972,516
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 11


     SHARES                                      SECURITY                                   VALUE
===================================================================================================
WARRANTS (a) -- 0.5%
         46,000        Federated Dept. Stores, Inc., Expire 12/19/01                   $    178,250
         15,000        Fleet Boston Corp., Expire 1/26/01                                   428,438
---------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS
                       (Cost -- $768,762)                                                   606,688
===================================================================================================

      FACE
     AMOUNT                                      SECURITY                                   VALUE
===================================================================================================
REPURCHASE AGREEMENT -- 6.9%
$     8,656,000        Morgan Stanley Dean Witter & Co., 6.530% due 8/1/00;
                         Proceeds at maturity -- $8,657,569; (Fully
                         collateralized by U.S. Treasury Notes and Bonds, 4.500%
                         to 6.375% due 8/15/00 to 2/15/07; Market value --
                         $8,874,561) (Cost -- $8,656,000) 8,656,000

===================================================================================================
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $128,903,527**)                                        $124,992,359
===================================================================================================

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (See Note 6).

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)   Convertible into shares of WorldCom, Inc. common stock.

(e)   Convertible into shares of Devon Energy Corp. common stock.

(f) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(g) On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.

(h)   Convertible into shares of New Zealand Telecom common stock.

(i)   Convertible into shares of NTL Inc. and Cable Wireless PLC common stock.

(j)   Convertible into shares of Hormel Foods Corp. common stock.

** Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definition of bond ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B       -- Bonds rated "BB" and "B" are regarded, on balance, as
and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2000
--------------------------------------------------------------------------------


ASSETS:

     Investments, at value (Cost -- $128,903,527)                 $ 124,992,359
     Cash                                                                   696
     Collateral for securities on loan (Note 6)                       5,848,322
     Receivable for securities sold                                   4,868,674
     Dividends and interest receivable                                  884,985
     Receivable for Fund shares sold                                     26,632
--------------------------------------------------------------------------------
     Total Assets                                                   136,621,668
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                          5,848,322
     Payable for securities purchased                                 4,489,946
     Investment advisory fees payable                                    51,352
     Payable for Fund shares purchased                                   27,610
     Administration fees payable                                         20,565
     Distribution fees payable                                            1,304
     Accrued expenses                                                   109,281
--------------------------------------------------------------------------------
     Total Liabilities                                               10,548,380
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 126,073,288
================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                   $       8,095
     Capital paid in excess of par value                            134,434,217
     Undistributed net investment income                                765,567
     Accumulated net realized loss from security
     transactions and foreign currencies                             (5,223,423)
     Net unrealized depreciation of investments                      (3,911,168)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 126,073,288
================================================================================
Shares Outstanding:
     Class A                                                          1,406,275
     ---------------------------------------------------------------------------
     Class B                                                            855,534
     ---------------------------------------------------------------------------
     Class L                                                             17,523
     ---------------------------------------------------------------------------
     Class O                                                             20,831
     ---------------------------------------------------------------------------
     Class Y                                                          5,795,238

Net Asset Value:
     Class A (and redemption price)                               $       15.50
     ---------------------------------------------------------------------------
     Class B *                                                    $       15.45
     ---------------------------------------------------------------------------
     Class L **                                                   $       15.36
     ---------------------------------------------------------------------------
     Class O **                                                   $       15.41
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                               $       15.61
     ---------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26%
     of net asset value per share)                                $       16.32
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01%
     of net asset value per share)                                $       15.52
     ===========================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                       $ 5,276,837
     Dividends                                                        2,902,576
--------------------------------------------------------------------------------
     Total Investment Income                                          8,179,413
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                  685,152
     Administration fees (Note 2)                                       274,061
     Distribution fees (Note 2)                                         187,786
     Registration fees                                                  120,745
     Shareholder and system servicing fees                               65,535
     Shareholder communications                                          45,100
     Audit and legal                                                     43,127
     Trustees' fees                                                      20,351
     Custody                                                             12,268
     Pricing service fees                                                 5,197
     Other                                                                8,719
--------------------------------------------------------------------------------
     Total Expenses                                                   1,468,041
--------------------------------------------------------------------------------
Net Investment Income                                                 6,711,372
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)          (53,907)
       Foreign currency transactions                                    (25,400)
--------------------------------------------------------------------------------
     Net Realized Loss                                                  (79,307)
--------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
       Beginning of year                                             (5,738,798)
       End of year                                                   (3,911,168)
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                          1,827,630
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                        1,748,323
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 8,459,695
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------


                                                                          2000
1999
=====================================================================================
OPERATIONS:
     Net investment income                              $   6,711,372   $   6,713,328
     Net realized loss                                        (79,307)     (5,081,416)
     (Increase) decrease in net unrealized depreciation     1,827,630      (5,574,411)
-------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations      8,459,695      (3,942,499)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income                                 (6,129,174)     (6,407,643)
     Net realized gains                                            --      (4,074,052)
-------------------------------------------------------------------------------------
     Decrease in Net Assets From

       Distributions to Shareholders                       (6,129,174)     (10,481,695)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                        9,745,512       34,308,284
     Net asset value of shares issued
      for reinvestment of dividends                          1,296,152        3,497,766
     Cost of shares reacquired                             (31,817,839)     (24,850,065)
---------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
      From Fund Share Transactions                         (20,776,175)      12,955,985
---------------------------------------------------------------------------------------
Decrease in Net Assets                                      (18,445,654)     (1,468,209)

NET ASSETS:
     Beginning of year                                      144,518,942      145,987,151
----------------------------------------------------------------------------------------
     End of year*                                         $ 126,073,288    $ 144,518,942
========================================================================================
   * Includes undistributed net investment income of:     $     765,567    $     171,334
========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Trust's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Trust's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended July 31, 2000, the Fund paid transfer agent fees of $44,804 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended July 31, 2000, SSB and its affiliates received no brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of $19,000 and $1,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $23,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                            Class A       Class B         Class L        Class O
================================================================================
Distribution
 Plan Fees                 $ 57,682       $123,611       $  3,537       $  2,956
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $208,237,436
--------------------------------------------------------------------------------
Sales                                                                227,330,185
================================================================================

At July 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  6,910,387
Gross unrealized depreciation                                       (10,821,555)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (3,911,168)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2000, the Fund had no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 2000, the Fund did not write any call or put option contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2000, the Fund loaned common stocks having a value of $5,509,899. The Fund received cash collateral totalling $5,848,322. A portion of the cash collateral amounting to $63,993 remained uninvested and the balance was invested as follows:

Security Description                                                    Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 6.690% due 8/1/00                          $1,875,660
   Caisse Des Depots Et Consignations,
      6.660% due 8/1/00                                               1,075,274
   Key Bank Corp., 6.640% due 8/1/00                                  1,695,624
   Toronto Dominion Bank, 6.690% due 8/1/00                              62,497
   Wells Fargo Bank, 6.660% due 8/1/00                                1,075,274
--------------------------------------------------------------------------------
   Total                                                             $5,784,329
================================================================================

Interest income earned by the Fund from securities loaned for the year ended July 31, 2000 was $47,715.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:


                           Class A        Class B        Class L        Class O       Class Y
================================================================================================
Total Paid-in Capital    $19,806,712    $16,007,878    $   311,320    $   427,304    $97,889,098
================================================================================================

Transactions in shares of each class were as follows:


                                                Year Ended                             Year Ended
                                               July 31, 2000                          July 31, 1999
                                        ----------------------------            ----------------------------
                                         Shares            Amount                Shares             Amount
=============================================================================================================
Class A

Shares sold                              135,905        $  2,050,145             136,322        $  2,095,560
Shares issued on reinvestment             52,418             783,486             121,000           1,853,157
Shares reacquired                       (496,699)         (7,407,215)           (659,488)        (10,153,855)
-------------------------------------------------------------------------------------------------------------
Net Decrease                            (308,376)       $ (4,573,584)           (402,166)       $ (6,205,138)
=============================================================================================================
Class B

Shares sold                               45,749        $    687,108              85,020        $  1,307,023
Shares issued on reinvestment             32,872             489,177             101,749           1,556,010
Shares reacquired                       (640,004)         (9,506,752)           (876,431)        (13,432,261)
-------------------------------------------------------------------------------------------------------------
Net Decrease                            (561,383)       $ (8,330,467)           (689,662)       $(10,569,228)
=============================================================================================================
Class L

Shares sold                                4,338        $     64,803              27,844        $    429,273
Shares issued on reinvestment                609               9,011               1,417              21,652
Shares reacquired                        (23,012)           (336,542)             (6,109)            (93,180)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (18,065)       $   (262,728)             23,152        $    357,745
=============================================================================================================
Class O

Shares sold                                   62        $        957                 180        $      2,762
Shares issued on reinvestment                976              14,478               4,379              66,947
Shares reacquired                        (17,881)           (266,378)            (59,200)           (915,187)
-------------------------------------------------------------------------------------------------------------
Net Decrease                             (16,843)       $   (250,943)            (54,641)       $   (845,478)
=============================================================================================================
Class Y

Shares sold                              469,700        $  6,942,499           1,965,698        $ 30,473,666
Shares reacquired                       (915,355)        (14,300,952)            (16,550)           (255,582)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (445,655)       $ (7,358,453)          1,949,148        $ 30,218,084
=============================================================================================================

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class A Shares                               2000(1)      1999(1)        1998        1997         1996(1)
==========================================================================================================
Net Asset Value, Beginning of Year           $ 15.25      $ 16.90      $ 18.61      $ 15.66      $ 15.27
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.69         0.69         0.73         0.78         0.74
  Net realized and unrealized gain (loss)       0.21        (1.24)       (0.39)        3.28         0.38
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.90        (0.55)        0.34         4.06         1.12
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.65)       (0.66)       (0.79)       (0.75)       (0.73)
  Net realized gains                              --        (0.44)       (1.26)       (0.36)          --
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.65)       (1.10)       (2.05)       (1.11)       (0.73)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 15.50      $ 15.25      $ 16.90      $ 18.61      $ 15.66
----------------------------------------------------------------------------------------------------------
Total Return                                    6.13%       (3.11)%       1.97%       26.94%        7.41%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $21,794      $26,141      $35,780      $38,803      $34,888
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.34%        1.29%        1.25%        1.27%        1.40%
  Net investment income                         4.62         4.45         4.09         4.61         4.68
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          167%          27%          49%          57%          59%
==========================================================================================================

Class B Shares                               2000(1)      1999(1)       1998         1997         1996(1)
==========================================================================================================
Net Asset Value, Beginning of Year           $ 15.22      $ 16.89      $ 18.60      $ 15.66      $ 15.27
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.61         0.61         0.64         0.69         0.66
  Net realized and unrealized gain (loss)       0.21        (1.24)       (0.38)        3.28         0.39
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.82        (0.63)        0.26         3.97         1.05
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.59)       (0.60)       (0.71)       (0.67)       (0.66)
  Net realized gains                              --        (0.44)       (1.26)       (0.36)          --
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.59)       (1.04)       (1.97)       (1.03)       (0.66)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 15.45      $ 15.22      $ 16.89      $ 18.60      $ 15.66
----------------------------------------------------------------------------------------------------------
Total Return                                    5.59%       (3.61)%       1.51%       26.29%        6.91%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $13,216      $21,559      $35,570      $42,927      $42,420
Ratios to Average Net Assets:
  Expenses                                      1.86%        1.76%        1.74%        1.77%        1.90%
  Net investment income                         4.10         3.98         3.60         4.12         4.18
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          167%          27%          49%          57%          59%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class L Shares                               2000(1)     1999(1)     1998(2)
==========================================================================================================
Net Asset Value, Beginning of Year           $15.18      $16.90      $17.14
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.53        0.53        0.05
  Net realized and unrealized gain (loss)      0.21       (1.24)      (0.17)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.74       (0.71)      (0.12)
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.56)      (0.57)      (0.12)
  Net realized gains                             --       (0.44)         --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.56)      (1.01)      (0.12)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $15.36      $15.18      $16.90
----------------------------------------------------------------------------------------------------------
Total Return                                   5.07%      (4.08)%     (0.74)%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $  270      $  540      $  210
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     2.34%       2.30%       1.98%+
  Net investment income                        3.64        3.39        2.51+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         167%         27%         49%
==========================================================================================================

Class O Shares                               2000(1)     1999(1)     1998(3)      1997       1996(1)
==========================================================================================================
Net Asset Value, Beginning of Year           $15.19      $16.87      $18.58      $15.64      $15.27
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.60        0.61        0.63        0.67        0.67
  Net realized and unrealized gain (loss)      0.21       (1.25)      (0.37)       3.31        0.37
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.81       (0.64)       0.26        3.98        1.04
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.59)      (0.60)      (0.71)      (0.68)      (0.67)
  Net realized gains                             --       (0.44)      (1.26)      (0.36)         --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.59)      (1.04)      (1.97)      (1.04)      (0.67)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $15.41      $15.19      $16.87      $18.58      $15.64
----------------------------------------------------------------------------------------------------------
Total Return                                   5.57%      (3.66)%      1.53%      26.37%       6.82%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $  321      $  572      $1,557      $1,252      $  641
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.90%       1.78%       1.70%       1.74%       1.86%
  Net investment income                        4.06        4.00        3.63        4.14        4.17
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         167%         27%         49%         57%         59%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from June 15, 1998 (inception date) to July 31, 1998.

(3)   On June 12, 1998, Class C shares were renamed Class O shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +    Annualized.


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                               2000(1)      1999(1)       1998         1997      1996(1)(2)
============================================================================================================
Net Asset Value, Beginning of Year           $ 15.34      $ 16.98      $ 18.66      $ 15.68      $16.15
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.78         0.76         0.77         0.83        0.38
  Net realized and unrealized gain (loss)       0.19        (1.25)       (0.35)        3.31       (0.46)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.97        (0.49)        0.42         4.14       (0.08)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.70)       (0.71)       (0.84)       (0.80)      (0.39)
  Net realized gains                              --        (0.44)       (1.26)       (0.36)         --
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.70)       (1.15)       (2.10)       (1.16)      (0.39)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 15.61      $ 15.34      $ 16.98      $ 18.66      $15.68
------------------------------------------------------------------------------------------------------------
Total Return                                    6.62%       (2.68)%       2.42%       27.44%      (0.56)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $90,472      $95,707      $72,870      $29,080      $9,189
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.87%        0.83%        0.83%        0.85%       1.00%+
  Net investment income                         5.10         4.87         4.49         5.04        4.98+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          167%          27%          49%          57%         59%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +     Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              /s/ KPMG LLP

New York, New York
September 11, 2000


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2000:

      o A corporate dividends received deduction of 37.17%.

--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 25

Smith Barney
Convertible Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Ross S. Margolies
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Convertible Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY
-------------------------------------------------
                      A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Convertible Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01020 9/00

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                MUNICIPAL HIGH
                                  INCOME FUND
--------------------------------------------------------------------------------

                CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000

                              [LOGO] Smith Barney

                                     Mutual Funds

                              Your Serious Money, Professionally Managed.(SM)

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Classic Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED]

PETER M. COFFEY

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Report . July 31, 2000

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PETER M. COFFEY
--------------------------------------------------------------------------------

Peter M. Coffey has more than 31 years of securities business experience and assumed management of the Fund on February 3, 1999.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize current income exempt from federal income taxes by investing primarily in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized rating organization or if unrated, of comparable quality.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
September 16, 1985

MANAGER TENURE
--------------------------------------------------------------------------------
1 Year

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
31 Years

                 CLASS A                    CLASS B                  CLASS L
--------------------------------------------------------------------------------
NASDAQ            STXAX                      SXMTX                    SMHLX
--------------------------------------------------------------------------------
Inception        11/6/92                    9/16/85                 11/17/94
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2000

                                               Without Sales Charges(1)

                                         Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                 (1.00)%        (1.52)%        (1.61)%
--------------------------------------------------------------------------------
Five-Year                                 4.78           4.24           4.16
--------------------------------------------------------------------------------
Ten-Year                                   N/A           5.64            N/A
--------------------------------------------------------------------------------
Since Inception+                          5.36           7.03           5.95
--------------------------------------------------------------------------------

                                                 With Sales Charges(2)

                                         Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                 (4.97)%        (5.70)%        (3.51)%
--------------------------------------------------------------------------------
Five-Year                                 3.92           4.09           3.96
--------------------------------------------------------------------------------
Ten-Year                                   N/A           5.64            N/A
--------------------------------------------------------------------------------
Since Inception+                          4.81           7.03           5.77
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

--------------------------------------------------------------------------------
What's Inside

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    4

Smith Barney Municipal High Income Fund at a Glance .......................    6

Schedule of Investments ...................................................    7

Bond Ratings ..............................................................   16

Statement of Assets and Liabilities .......................................   19

Statement of Operations ...................................................   20

Statements of Changes in Net Assets .......................................   21

Notes to Financial Statements .............................................   22

Financial Highlights ......................................................   25

Tax Information ...........................................................   27

Independent Auditors' Report ..............................................   28

                              [LOGO] Smith Barney

                                     Mutual Funds

                              Your Serious Money, Professionally Managed.(SM)

--------------------------------------------------------------------------------
            Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Message from the Chairman

--------------------------------------------------------------------------------

[PHOTO OMITTED]

HEATH B. MCLENDON

Chairman

For years, individuals and their families and businesses have considered the investment professionals of Smith Barney Fund Management LLC ("SSB Citi") for market insight and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insights and track records.

The Smith Barney Municipal High Income Fund, which seeks to maximize current income exempt from federal income taxes,(1) represents an opportunity for you, the serious investor, to consider investing in intermediate-term and long-term municipal securities. Portfolio Manager Peter M. Coffey seeks to select securities primarily by identifying what he believes to be undervalued sectors and individual securities, while also selecting securities that he thinks may benefit from changes in market conditions.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers provide asset management expertise and have managed portfolios across up and down markets and cycles.

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may be prudent for investors to consider adding a bond fund to their investment plan to cushion the effects of stock market volatility and gain additional income potential.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B McLendon

Heath B McLendon
Chairman

August 25, 2000

----------
(1) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        1

--------------------------------------------------------------------------------
Shareholder Letter

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Municipal High Income Fund ("Fund") for the year ended July 31, 2000. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 15 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000. We hope that you find this report to be useful and informative.

Performance Update

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, reported negative total returns 1.00% and 4.97%, respectively. In comparison to its Lipper, Inc. ("Lipper")(1) peer group average of general municipal debt funds returned 2.17% for the same period.

Market and Economic

Overview and Outlook Currently, we see three overriding factors affecting the municipal bond market:

      .   The outlook for the economy;
      .   Federal Reserve Board ("Fed") monetary policy tightening; and
      . The collapsing supply of U.S. Treasury securities as the U.S. surplus continues to expand.

In our opinion, of these three, the overriding factor currently affecting the bond market is the outlook for the U.S. economy -- namely growth rates, inflation risk and the possible need for additional Fed tightening.

The bond markets received some comfort on this front during Fed Chairman Alan Greenspan's testimony to Congress on July 20, 2000. The testimony offered high endorsement for a "soft landing" outcome for the economies. Greenspan weighed in on the side of a growing market consensus that prospects for continuing solid U.S. growth with low inflation. Although we anticipated that he would be cautiously optimistic, the Chairman's tone was a little more confident than we had expected. In our opinion, his thinking implies that it may take a very compelling set of data and market developments to prompt an aggressive rate hike in the next few months.

Nonetheless, Greenspan was careful to point out that it is "much too soon" to declare inflation risks contained. If we are correct, that near-term demand indicators may prove too strong for comfort (given the upward rise in underlying inflation so far this year), it is possible that the latest Fed tightening cycle may not be complete.

Greenspan's immediate optimism rests in part on evidence that the recent slowing in consumer spending is fundamental. The flattening in stocks is curbing wealth effects. Consumer debt burdens are weighing more heavily as interest rates rise. The rise in energy prices has exacted the equivalent of a $75 billion tax hike by diverting discretionary income. Against that backdrop, near-term data may provide an important test of whether tentative slowing has gained momentum or leveled off at a still threatening pace.

We expect second quarter gross domestic product ("GDP")(2) growth will end up near 4%, with the pace for the rest of this year not far from that. The continued stream of upbeat profit reports does not seem consistent with a sharp slowing in activity. In particular, business investment spending and production in new technology industries remains very strong.

__________
(1) Lipper is a major independent fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges.

(2) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised on consumer and government purchases, private domestic investments and net exports of goods and services.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

Chairman Greenspan pointed to the sharp rise in measures of capital spending. Perhaps more important for immediate Fed policy, a resilient stock market may continue to buoy consumer spending via lingering wealth effects, especially if the restraint from higher gasoline prices recedes somewhat. The upturn in consumer confidence measures in recent weeks may be an indirect reminder that there still may be ample reason for policymakers to err on the side of restraint this summer.

Putting all of this together, we believe that the Fed may not be quite done raising interest rates. However, the bond markets -- including municipals -- have often historically begun to rally before the Fed was finished. Once the markets begin to believe that a tightening phase is nearing an end, they often begin to do better, in the belief that:

      .     Inflation risks has been reduced to seemingly comfortable levels;
      .     Short-term interest rates are nearing a peak; and
      .     The total return performance on bonds should begin to improve. (Of course, there are no guarantees that this will occur.)

A second key factor in the evolving bond market environment is the increasing shortage of U.S. Treasury securities resulting from the expanding federal government surplus. Using the most recent projections from the Congressional Budget Office, we believe that gross issuance of U.S. Treasury debt may decline to negligible levels by fiscal year 2003. This forecast is, of course, sensitive to a number of factors, including the strength of the U.S. economy, and future tax and spending legislation.

Nevertheless, we believe it is clear that the once-dominant role U.S. Treasury securities played in the bond markets may already be at an end. As a consequence, the key role Treasuries played as benchmarks from which to measure the relative attractiveness of other bonds may also be at an end as well. With the global marketplace awash in U.S. dollars, and the U.S. Treasury issuing fewer and fewer new Treasuries, major shortage of Treasuries has already taken place. The result has been that U.S. Treasury yields have fallen farther and faster than yields on the other bonds, including corporate bonds, agency securities and municipal bonds.

In summary, we think municipals may be attractively priced relative to underlying inflation rates, in an environment of very light supply and muted or near-dormant institutional demand.

Investment Strategy

As previously noted, the Fund seeks to maximize current income exempt from federal income taxes(3) by investing primarily in intermediate-term and long-term municipal securities rated medium investment-grade, low investment-grade or below investment-grade(4) by a nationally recognized rating organization or if unrated, of comparable quality.

Preferred sectors in the Fund include hospital bonds (18.1%), housing bonds (15.3%) and industrial development bonds (14.2%). In our view, these issues tend to represent opportunities for higher yield at good relative values.

In closing, we thank you for your investment in the Smith Barney Municipal High Income Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Peter M. Coffey

Peter M. Coffey
Vice President

August 25, 2000

__________
(3) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service; or that have an equivalent rating by any nationally recognized statistical rating organization; or are determined by the manager to be of equivalent quality.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares

--------------------------------------------------------------------------------

                           Net Asset Value
                         --------------------
                         Beginning      End      Income     Capital Gain      Return         Total
Year Ended                of Year     of Year   Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================
7/31/00                   $16.98      $15.78      $0.95         $0.05         $0.00           (1.00)%
-----------------------------------------------------------------------------------------------------
7/31/99                    17.96       16.98       0.92          0.43          0.00            2.06
-----------------------------------------------------------------------------------------------------
7/31/98                    18.07       17.96       0.98          0.27          0.00            6.54
-----------------------------------------------------------------------------------------------------
7/31/97                    17.31       18.07       0.98          0.00          0.00           10.40
-----------------------------------------------------------------------------------------------------
7/31/96                    17.25       17.31       1.00          0.00          0.00            6.28
-----------------------------------------------------------------------------------------------------
7/31/95                    17.26       17.25       1.00          0.02          0.04            6.42
-----------------------------------------------------------------------------------------------------
7/31/94                    18.24       17.26       1.06          0.13          0.00            1.14
-----------------------------------------------------------------------------------------------------
Inception* -- 7/31/93      17.45       18.24       0.83          0.16          0.00           10.24+
=====================================================================================================
  Total                                           $7.72         $1.06         $0.04
=====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares

--------------------------------------------------------------------------------

                           Net Asset Value
                         --------------------
                         Beginning      End      Income     Capital Gain      Return         Total
Year Ended                of Year     of Year   Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================
7/31/00                   $16.99      $15.79      $0.87         $0.05         $0.00           (1.52)%
-----------------------------------------------------------------------------------------------------
7/31/99                    17.98       16.99       0.83          0.43          0.00            1.48
-----------------------------------------------------------------------------------------------------
7/31/98                    18.09       17.98       0.89          0.27          0.00            6.01
-----------------------------------------------------------------------------------------------------
7/31/97                    17.32       18.09       0.89          0.00          0.00            9.89
-----------------------------------------------------------------------------------------------------
7/31/96                    17.26       17.32       0.92          0.00          0.00            5.74
-----------------------------------------------------------------------------------------------------
7/31/95                    17.26       17.26       0.91          0.02          0.04            5.91
-----------------------------------------------------------------------------------------------------
7/31/94                    18.24       17.26       0.96          0.13          0.00            0.60
-----------------------------------------------------------------------------------------------------
7/31/93                    18.00       18.24       1.02          0.17          0.00            8.28
-----------------------------------------------------------------------------------------------------
7/31/92                    16.97       18.00       1.04          0.14          0.00           13.50
-----------------------------------------------------------------------------------------------------
7/31/91                    16.98       16.97       1.10          0.11          0.00            7.40
=====================================================================================================
  Total                                           $9.43         $1.32         $0.04
=====================================================================================================

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares

--------------------------------------------------------------------------------

                           Net Asset Value
                         --------------------
                         Beginning      End      Income     Capital Gain      Return         Total
Year Ended                of Year     of Year   Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================
7/31/00                   $16.96      $15.76      $0.85         $0.05         $0.00           (1.61)%
-----------------------------------------------------------------------------------------------------
7/31/99                    17.95       16.96       0.82          0.43          0.00            1.42
-----------------------------------------------------------------------------------------------------
7/31/98                    18.07       17.95       0.88          0.27          0.00            5.91
-----------------------------------------------------------------------------------------------------
7/31/97                    17.31       18.07       0.89          0.00          0.00            9.79
-----------------------------------------------------------------------------------------------------
7/31/96                    17.25       17.31       0.91          0.00          0.00            5.69
-----------------------------------------------------------------------------------------------------
Inception* -- 7/31/95      15.83       17.25       0.62          0.02          0.04           13.45+
=====================================================================================================
  Total                                           $4.97         $0.77         $0.04
=====================================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                             -----------------------------------
                                             Class A       Class B       Class L
================================================================================
Year Ended 7/31/00                           (1.00)%       (1.52)%       (1.61)%
--------------------------------------------------------------------------------
Five Years Ended 7/31/00                      4.78          4.24          4.16
--------------------------------------------------------------------------------
Ten Years Ended 7/31/00                        N/A          5.64           N/A
--------------------------------------------------------------------------------
Inception* through 7/31/00                    5.36          7.03          5.95
================================================================================

                                                     With Sales Charges(2)
                                             -----------------------------------
                                             Class A       Class B       Class L
================================================================================
Year Ended 7/31/00                           (4.97)%       (5.70)%       (3.51)%
--------------------------------------------------------------------------------
Five Years Ended 7/31/00                      3.92          4.09          3.96
--------------------------------------------------------------------------------
Ten Years Ended 7/31/00                        N/A          5.64           N/A
--------------------------------------------------------------------------------
Inception* through 7/31/00                    4.81          7.03          5.77
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                      Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/00)                            49.82%
--------------------------------------------------------------------------------
Class B (7/31/90 through 7/31/00)                               73.09
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                            39.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        5

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------

                             July 1990 -- July 2000

  [The following table was depicted as a line graph in the printed material.]

                                      SBMuniHiInc           Lehman
                                      -----------           ------
July 1990                                10000               10000
July 1991                                10740               10873
July 1992                                12189               12367
July 1993                                13198               13461
July 1994                                13277               13712
July 1995                                14061               14792
July 1996                                14868               15768
July 1997                                16337               17385
July 1998                                17319               18428
July 1999                                17575               18959
July 2000                                17309               19777

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*        Summary of Investments by Combined Ratings
-----------------------------    -----------------------------------------------
 3.1%  Education                              Standard         Percentage
 1.4%  General Obligation        Moody's       &Poor's    of Total Investments
18.1%  Hospital                  -----------------------------------------------
15.3%  Housing                     Aaa           AAA              11.5%
14.2%  Industrial Development      Aa            AA                2.3
 9.7%  Life Care Systems            A             A                4.6
 4.8%  Pollution Control           Baa           BBB              25.8
12.5%  Transportation              Ba            BB                9.4
 7.3%  Utility                      B             B                1.0
 3.3%  Water & Sewer               Caa           CCC               0.2
10.3%  Other                       Ca            CC                0.4
                                   NR            NR               44.8
                                                                 -----
                                                                 100.0%
                                                                 =====

* As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
Alabama -- 1.3%
$  4,000,000    BB+    Alabama IDA (Boise Cascade Project), 6.450% due 12/1/23 (b)                        $  3,755,000
   1,750,000    NR     Capstone Improvement District of Brookwood, AL, Series A,
                         7.700% due 8/15/23                                                                  1,682,188
   1,500,000    AAA    Jefferson County, AL Sewer Revenue, Capital Improvement Warrants, Series A,
                         5.000% due 2/1/33                                                                   1,335,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,772,188
----------------------------------------------------------------------------------------------------------------------
Alaska -- 0.5%
   3,000,000    NR     Juneau, AK City & Boro, (St. Ann's Care Center Inc.), Non-recourse Revenue,
                         6.875% due 12/1/25                                                                  2,718,750
----------------------------------------------------------------------------------------------------------------------
Arizona -- 3.1%
   2,900,000    BBB+   Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                         6.625% due 7/1/20                                                                   2,900,000
   2,500,000    NR     Flagstaff, AZ IDA, (Living Community Northern Community Project),
                         6.300% due 9/1/38                                                                   2,112,500
                       Maricopa County, AZ IDA, Multi-Family Housing Revenue:
   5,280,000    NR       6.500% due 7/1/29                                                                   4,910,400
   1,965,000    NR       7.400% due 7/1/29                                                                   1,886,400
   2,500,000    NR       10.000% due 5/1/31                                                                  2,509,375
   1,350,000    NR       Series C, 10.000% due 4/1/30                                                        1,363,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                            15,682,175

----------------------------------------------------------------------------------------------------------------------
Arkansas -- 0.8%
   4,000,000    BBB-   Arkansas State Development Financing Authority Hospital Revenue,
                         Washington Regional Medical Center, 7.375% due 2/1/29                               3,940,000
----------------------------------------------------------------------------------------------------------------------
California -- 3.0%
   6,000,000    NR     Barona, CA Band of Mission Indians GO, 8.250% due 1/1/20                              6,142,500
   1,690,000    A-     Los Angeles, CA Regional Airports Improvement, Corporate Lease Revenue,
                         LA International Airport, 6.800% due 1/1/27 (b)                                     1,728,025
   3,800,000    Aaa*   San Bernardino County, CA Single-Family Mortgage Revenue, Series A-1,
                         GNMA/FNMA-Collateralized, 6.250% due 12/1/31                                        3,885,500
   3,000,000    Ba2*   Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                   3,015,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            14,771,025

----------------------------------------------------------------------------------------------------------------------
Colorado -- 2.1%
                       Colorado Health Facilities Authority Revenue:
   1,100,000    NR       Health & Residential Care Facilities, 6.000% due 7/1/29 (b)                           906,125
   2,500,000    NR       Volunteers of America, Series A, 5.875% due 7/1/28                                  2,021,875
   4,750,000    BBB+   Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)                 4,892,500
     205,000    BBB+   Denver, CO City & County Airport Revenue, Series A, 7.500% due 11/15/23 (b)             219,350
   2,730,000    NR     Highline Business Importation Distribution, Littleton CO, Series B,
                         8.750% due 12/15/19                                                                 2,743,650
----------------------------------------------------------------------------------------------------------------------
                                                                                                            10,783,500
----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
Connecticut -- 1.4%
$  2,000,000    AAA    Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured,
                         7.650% due 10/1/12                                                               $  2,217,500
   4,000,000    NR     Connecticut State Development Authority Industrial Development Revenue,
                         AFCO Cargo, 8.000% due 4/1/30                                                       3,990,000
   1,000,000    BBB-   Connecticut State Health & Educational Facilities, University of Hartford,
                         Series D, 6.800% due 7/1/22                                                         1,008,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                             7,216,250
----------------------------------------------------------------------------------------------------------------------
Delaware -- 0.7%
   4,000,000    NR     Sussex County, DE Assisted Living Facility Revenue, (Heritage at Milford Project),
                         7.250% due 7/1/29                                                                   3,675,000
----------------------------------------------------------------------------------------------------------------------
District of Columbia   -- 1.4%
   6,500,000    BBB-   District of Columbia COP, 7.300% due 1/1/13                                           6,849,375
----------------------------------------------------------------------------------------------------------------------
Florida -- 2.2%
   4,250,000    NR     Hillsborough County, FL IDA Revenue, (Lakeshore Villas Project), Series A,
                         6.700% due 7/1/21                                                                   3,883,438
   2,800,000    A3*    Hillsborough County, FL Utility Revenue, Series A, 7.000% due 8/1/14                  2,909,200
   2,100,000    NR     Orange County, FL HFA, Multi-Family Revenue, Series C,
                         9.000% due 1/1/32                                                                   2,126,250
   1,900,000    AAA    Tampa, FL Utility Tax & Special Revenue, AMBAC-Insured,
                         6.900% due 10/1/09                                                                  1,987,875
----------------------------------------------------------------------------------------------------------------------
                                                                                                            10,906,763
----------------------------------------------------------------------------------------------------------------------
Georgia -- 6.1%
   4,000,000    A      Atlanta, GA Airport Facilities Revenue, 7.250% due 1/1/17 (b)(c)                      4,122,480
   5,595,000    NR     Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Series A,
                         6.750% due 3/1/31                                                                   5,182,369
   1,000,000    AAA    Atlanta, GA Water & Wastewater Revenue, Series A, 5.000% due 11/1/38                    877,500
   5,000,000    NR     Augusta, GA Housing Authority, Multi-Family Housing Revenue,
                         (Emerald Coast Housing II), Series A, 7.500% due 8/1/34                             4,731,250
   2,300,000    Baa1*  Clayton County, GA Housing Authority, Multi-Family Housing Revenue,
                         (Magnolia Park Apartments Project), 7.500% due 12/1/30                              2,228,125
   1,500,000    NR     Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project),
                         7.000% due 11/15/29                                                                 1,368,750
   4,840,000    NR     Coweta County, GA Development Authority Revenue, 6.750% due 7/1/29                    4,271,300
   2,500,000    NR     Fulton County, GA Residential Care Facilities, 7.000% due 7/1/29                      2,171,875
   1,500,000    NR     Gainesville & Hall County, GA Development Authority Revenue,
                         Senior Living Facilities, Series C, 7.250% due 11/15/29                             1,443,750
                       Savannah, GA Economic Development Authority Revenue:
   2,000,000    BBB-   College of Art & Design Project, 6.900% due 10/1/29                                   2,072,500
   2,000,000    NR       Marshview Inn, Series A, 7.125% due 7/1/29                                          1,847,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                            30,317,399
----------------------------------------------------------------------------------------------------------------------
Illinois -- 3.0%
  20,000,000    AAA    Chicago, IL Board of Education, Capital Appreciation, School Reform,
                         Series B-1, FGIC-Insured, zero coupon due 12/1/29                                   3,550,000
   1,430,000    AA     Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12                  1,483,625
   2,535,000    Aaa*   Chicago, IL Multi-Family Housing, Hearts United Apartments, Series A,
                         GNMA-Collateralized, 5.600% due 1/1/41                                              2,329,031

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
Illinois -- 3.0% (continued)
$  8,300,000    A-     Illinois Development Finance Authority Hospital Revenue,
                         5.500% due 11/15/29                                                              $  6,619,250
   1,000,000    A-     Illinois Health Facility Authority Revenue, Victory Health Services, Series A,
                         5.750% due 8/15/27                                                                    883,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                            14,865,656
----------------------------------------------------------------------------------------------------------------------
Indiana -- 3.6%
   2,000,000    B+     East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project),
                         7.000% due 1/1/14                                                                   1,880,000
   3,000,000    BB     East Chicago, IN PCR, (Inland Steel Co. Project), 6.800% due 6/1/13                   2,891,250
   5,000,000    Baa2*  Indiana State Development Finance Authority Environmental Revenue,
                         (USX Corp. Project), 5.600% due 12/1/32                                             4,331,250
   3,000,000    B+     Indiana State Development Finance Authority Revenue, (Inland Steel Project),
                         5.750% due 10/1/11                                                                  2,557,500
   3,500,000    BBB    Indianapolis, IN Airport Authority Revenue, Special Facility, (Federal Express
                         Corporate Project), 7.100% due 1/15/17 (b)                                          3,657,500
   2,925,000    NR     Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project),
                         Series B, 7.500% due 10/1/29                                                        2,818,969
----------------------------------------------------------------------------------------------------------------------
                                                                                                            18,136,469
----------------------------------------------------------------------------------------------------------------------
Kentucky -- 1.2%
   4,250,000    BBB-   Kenton County, KY Airport Board Revenue, Delta Airlines, Project A,
                         7.500% due 2/1/20 (b)                                                               4,377,500
   1,500,000    BB-    Kentucky Economic Development Finance Authority, Hospital Systems Revenue,
                         Appalachian Regional Healthcare, 5.875% due 10/1/22                                 1,018,125
     590,000    NR     Kentucky Multi-County Residential Mortgage Revenue, 10.500% due 10/1/00                 590,861
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,986,486
----------------------------------------------------------------------------------------------------------------------
Louisiana -- 3.0%
   5,000,000    NR     Hodge, LA Utility Revenue, 9.000% due 3/1/10 (b)                                      5,109,100
   5,000,000    NR     Louisiana Local Government Environment Facilities, Development Authority
                         Revenue, 8.000% due 11/1/25                                                         5,006,250
   2,000,000    CC     Port of New Orleans, LA IDR, (Continental Grain Co. Project), 7.500% due 7/1/13       1,997,500
   3,000,000    BB+    West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14               3,120,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            15,232,850
----------------------------------------------------------------------------------------------------------------------
Maryland -- 4.3%
                       Maryland State Community Development Administration, Department of
                        Housing & Community Development:
     485,000    Aa3*       Multi-Family Housing, Insured Mortgage, Series A, FHA-Insured,
                             6.625% due 5/15/23                                                                508,038
   1,000,000    Aa2*       Single-Family Program, Fourth Series, 6.450% due 4/1/14                           1,042,500
                       Maryland State Economic Development Corp.:
   3,500,000    NR       Air Cargo Revenue, 6.500% due 7/1/24                                                3,294,375
   7,000,000    NR       Chesapeake Bay, Series A, 7.730% due 12/1/27                                        7,070,000
   2,315,000    Baa3*    Student Housing Revenue, Series A, 6.000% due 6/1/30                                2,231,081
                       Northeast Maryland Waste Disposal Authority, Recovery Revenue,
                         MBIA-Insured, Southwest Resource Recovery:
   3,000,000    AAA        7.200% due 1/1/06                                                                 3,288,750
   3,000,000    AAA        7.200% due 1/1/07                                                                 3,281,250

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
Maryland -- 4.3% (continued)
$  2,500,000    Ca*    Prince Georges County, MD Greater Southeast Healthcare System,
                         6.375% due 1/1/23 (d)                                                            $  1,025,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            21,740,994
----------------------------------------------------------------------------------------------------------------------
Massachusetts -- 6.3%
   1,500,000    NR     Boston, MA Industrial Development Financing Authority Revenue,
                         Roadhouse Hospitality, 7.875% due 3/1/25                                            1,498,125
   1,835,000    Aa3*   Massachusetts State Development Financing Agency Housing Revenue,
                         Single-Family, Series 38, 7.200% due 12/1/26                                        1,924,456
   1,950,000    NR     Massachusetts State Development Financing Agency Revenue, Health Care
                         Facilities, Alliance A, 7.100% due 7/1/32                                           1,798,875
                       Massachusetts State Health & Educational Facilities Authority Revenue:
   5,000,000    NR       8.437% due 7/1/25                                                                   5,000,000
   3,670,000    Ba2*     St. Memorial Medical Center, Series A, 6.000% due 10/1/23                           2,885,538
                       Massachusetts State HFA, Housing Projects, Residential Development,
                         FNMA-Collateralized:
   2,000,000    AAA        Series C, 6.875% due 11/15/11                                                     2,100,000
   3,000,000    AAA        Series D, 6.800% due 11/15/12                                                     3,138,750
                        Massachusetts State IFA Revenue:
   2,345,000    CCC      Bradford College, GO of Institution Insured, 5.625% due 11/1/28                     1,876,000
                         Resource Recovery Revenue, (Semass Project):
   2,600,000    NR         Series A, 9.000% due 7/1/15                                                       2,749,474
   4,260,000    NR         Series B, 9.250% due 7/1/15 (b)                                                   4,510,318
                       Massachusetts State Turnpike Authority:
   2,000,000    AAA      Highway Systems Revenue, Series A, AMBAC-Insured, 5.000% due 1/1/39                 1,752,500
   7,245,000    Aaa*     Metropolitan Highway System Revenue, Series C, MBIA-Insured,
                           zero coupon due 1/1/23                                                            2,001,430
----------------------------------------------------------------------------------------------------------------------
                                                                                                            31,235,466
----------------------------------------------------------------------------------------------------------------------
Michigan -- 3.8%
   6,000,000    BB-    Detroit, MI Local Development Finance Authority, Tax Increment, Series A,
                         5.500% due 5/1/21                                                                   5,347,500
   1,500,000    AAA    Detroit, MI Water Supply System Revenue, 8.005% due 7/1/22 (e)                        1,575,000
                       Michigan State Hospital Finance Authority Revenue:
   2,500,000    AAA      8.007% due 2/15/22 (e)                                                              2,596,875
   3,000,000    BBB-     Detroit Medical Center, Series A, 5.250% due 8/15/28                                2,107,500
   3,500,000    Ba3*   Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co.,
                         Series A, 6.250% due 11/1/15                                                        2,970,625
   5,000,000    NR     Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                         Central Wayne Energy, 7.000% due 7/1/27                                             4,487,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                            19,085,000
----------------------------------------------------------------------------------------------------------------------
Minnesota -- 1.2%
   1,000,000    NR     Sartell, MN Health Care & Housing Facilities Revenue, (Foundation For
                         Healthcare Project), Series A, 6.625% due 9/1/29                                      876,250
                       St. Paul, MN Housing & Redevelopment Authority, (Healtheast Project), Series A:
   2,250,000    BBB      5.700% due 11/1/15                                                                  1,833,750
   3,790,000    BBB      6.625% due 11/1/17                                                                  3,306,775
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,016,775
----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
Montana -- 2.4%
$  7,000,000    B+     Lewis & Clark County, MT Environmental Revenue Facilities,
                         (Asarco Inc. Project), 5.850% due 10/1/33                                        $  5,722,500
   6,500,000    NR     Montana State Board Resource Recovery, (Yellowstone Energy LP Project),
                         7.000% due 12/31/19 (b)                                                             6,199,375
----------------------------------------------------------------------------------------------------------------------
                                                                                                            11,921,875
----------------------------------------------------------------------------------------------------------------------
Nevada -- 1.3%
                       Henderson, NV Health Care Facilities Revenue, Catholic Healthcare West:
   4,000,000    BBB+     5.250% due 7/1/18                                                                   3,255,000
   4,500,000    BBB+     5.125% due 7/1/28                                                                   3,363,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,618,750
----------------------------------------------------------------------------------------------------------------------
New Hampshire -- 1.4%
   1,500,000    BBB-   New Hampshire Health & Educational Facilities Authority Revenue,
                         New Hampshire College, 7.500% due 1/1/31                                            1,543,125
   1,250,000    BB-    New Hampshire Higher Educational & Health Facilities Authority Revenue,
                         Littleton Hospital, Series A, 6.000% due 5/1/28                                     1,000,000
   5,000,000    BBB-   New Hampshire State Business Finance Authority PCR, 6.000% due 5/1/21 (b)             4,587,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                             7,130,625
----------------------------------------------------------------------------------------------------------------------
New Jersey -- 4.5%
     700,000    B1*    Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16         667,625
   5,000,000    NR     Camden County, NJ Improvement Authority Revenue, (Health Care
                         Redevelopment Project), Cooper Health System, 6.000% due 2/15/27                    3,443,750
                       Hudson County, NJ Improvement Authority, Solid Waste Revenue:
     860,000    AAA      7.100% due 1/1/20                                                                     918,050
   4,000,000    BBB-     6.000% due 1/1/29                                                                   3,745,000
                       New Jersey Healthcare Facility Financing Authority Revenue:
   2,250,000    NR       Raritan Bay Medical Center, 7.250% due 7/1/27                                       2,002,500
   4,000,000    NR       Sayreville Living, Series A, 6.375% due 4/1/29                                      3,365,000
   5,000,000    BBB-     Trinitas Hospital Obligation Group, 7.500% due 7/1/30                               5,006,250
   3,000,000    AAA    New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing
                         Revenue, Presidential Plaza, FHA-Insured, 7.000% due 5/1/30                         3,120,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            22,268,175
----------------------------------------------------------------------------------------------------------------------
New Mexico -- 0.0%
      25,471    Aaa*   Santa Fe, NM Single-Family Mortgage Revenue, 8.450% due 12/1/11                          26,554
----------------------------------------------------------------------------------------------------------------------
New York-- 4.4%
   1,595,000    NR     Monroe County, NY IDR, De Paul Community Facilities A, 5.875% due 2/1/28              1,357,743
                       New York, NY IDA, Civic Facility Revenue:
   2,980,000    NR       Amboy Properties Corp. Project, 6.750% due 6/1/20                                   2,860,800
   2,625,000    NR       NY Community Hospital Brooklyn, 6.875% due 11/1/10                                  2,451,093
   3,085,000    BBB+   New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                 3,516,900
                       New York State Energy, Research & Development Authority,
                         Electric Facilities Revenue, Long Island Lighting Co.:
                             Pre-Refunded, Series A:
     785,000    A-           7.150% due 6/1/20                                                                 834,062
     845,000    Baa3         7.150% due 12/1/20                                                                897,815
   2,215,000    A-         Unrefunded Balance, Series A, 7.150% due 6/1/20                                   2,300,831

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
New York -- 4.4% (continued)
$  2,000,000    NR     Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue,
                         (Solvay Paperboard LLC Project), 7.000% due 11/1/30                           $     1,945,000
                       Suffolk County, NY IDA, Civic Facility Revenue, Southampton Hospital
                       Association:
   3,000,000    NR       Series A, 7.250% due 1/1/30                                                         2,726,250
   3,000,000    NR       Series B, 7.625% due 1/1/30                                                         2,853,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                            21,744,244
----------------------------------------------------------------------------------------------------------------------
North Carolina -- 2.0%
   8,000,000    NR     Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport,
                         5.600% due 7/1/27                                                                   6,230,000
                       North Carolina Medical Care Community, Health Care Facilities Revenue,
                         De Paul Community Facility:
   2,055,000    NR         6.125% due 1/1/28                                                                 1,692,806
   2,000,000    NR         7.625% due 11/1/29                                                                1,927,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,850,306
----------------------------------------------------------------------------------------------------------------------
Ohio -- 1.6%
   2,500,000    BBB    Cuyahoga County, Ohio Hospital Facilities Revenue, Canton Inc.,
                         7.500% due 1/1/30                                                                   2,506,250
                       Ohio State Water Development Authority Revenue PCR, Series A:
   3,475,000    BB+      Cleveland Electric, 8.000% due 10/1/23 (b)(c)                                       3,722,594
   1,500,000    BB+      Toledo Edison, 8.000% due 10/1/23 (b)(c)                                            1,606,875
----------------------------------------------------------------------------------------------------------------------
                                                                                                             7,835,719
----------------------------------------------------------------------------------------------------------------------
Oklahoma -- 1.8%
   5,000,000    BB+    Oklahoma Development Financing Authority Revenue, Hillcrest Healthcare
                         System A, 5.625% due 8/15/29                                                        3,612,500
   2,670,000    AAA    Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized,
                         7.997% due 8/1/18                                                                   2,950,350
   2,400,000    Baa1*  Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11            2,496,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,058,850
----------------------------------------------------------------------------------------------------------------------
Oregon -- 1.1%
   1,000,000    NR     Clackamas County, OR Hospital Facility Authority Revenue, Senior Living Facilities,
                         Mary Woods at Maryhurst, 6.625% due 5/15/29                                           953,750
   5,000,000    NR     Klamath Falls, OR Electric Revenue, 6.000% due 1/1/25                                 4,431,250
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,385,000
----------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 11.2%
   4,500,000    BBB    Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of Allentown,
                         Series B, 6.750% due 11/15/15                                                       4,404,375
   2,200,000    NR     Bucks County, PA IDA, Management Healthcare Facility-Chandler,
                         6.300% due 5/1/29                                                                   1,861,750
   2,000,000    NR     Chartiers Valley, PA Industrial & Commercial Development Authority Revenue,
                         6.375% due 12/1/24                                                                  1,715,000
                       Dauphin County, PA General Authority:
   3,100,000    NR       Hotel & Conference Center - Hyatt Regency, 6.200% due 1/1/29                        2,793,875
   6,000,000    NR       Riverfront Office, 6.000% due 1/1/25                                                5,370,000
   2,000,000    BB-    Delaware County, PA IDA, Resource Recovery Facilities, Series A,
                         6.200% due 7/1/19                                                                   1,790,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
Pennsylvania -- 11.2% (continued)
$  3,500,000    NR     Harrisburg, PA Authority Office & Packaging Revenue, 6.000% due 5/1/19             $  3,228,750
   2,500,000    A      Luzerne County, PA IDA, Exempt facility Revenue, (Pennsylvania Gas &
                         Water Co. Project), Series A, 7.200% due 10/1/17 (b)                                2,631,250
                       Montgomery County, PA Higher Education & Health Authority Revenue,
                         Temple Continuing Care Center:
   6,000,000    NR         6.625% due 7/1/19                                                                 5,340,000
   5,000,000    NR         6.750% due 7/1/29                                                                 4,412,500
   1,500,000    A-     Montgomery County, PA IDA, Retirement Community Revenue,
                         5.250% due 11/15/28                                                                 1,241,250
   2,560,000    NR     New Morgan, PA Authority Office Revenue, (Commonwealth Office Project),
                         Series A, 6.500% due 6/1/25                                                         2,345,600
   5,000,000    NR     Pennsylvania Economic Development Financing Authority, Exempt Facilities
                         Revenue, 6.250% due 11/1/27                                                         4,512,500
                       Pennsylvania EDA:
   6,000,000    NR       Exempt Facilities Revenue, National Gypsum Co., Series B,
                           6.125% due 11/1/27                                                                5,370,000
   4,500,000    BBB-     Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15           4,623,750
   4,000,000    BBB      WasteWater Treatment Revenue, Sun Co. Inc., (RTM Project), Series A,
                           7.600% due 12/1/24 (b)                                                            4,305,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            55,945,600
----------------------------------------------------------------------------------------------------------------------
Rhode Island -- 1.8%
   5,000,000    BBB+   Rhode Island Health & Educational Building Corp. Revenue, Roger Williams
                         General Hospital, 5.500% due 7/1/28                                                 3,906,250
   4,750,000    AA+    Rhode Island Housing & Mortgage Finance Corp., 9.505% due 4/1/24 (e)                  4,916,250
----------------------------------------------------------------------------------------------------------------------
                                                                                                             8,822,500
----------------------------------------------------------------------------------------------------------------------
South Carolina -- 2.6  %
   1,500,000    BBB+   Greenville County, SC IDR, (Lockheed Aeromod Center Project),
                         7.200% due 11/1/21 (b)                                                              1,546,875
                       Greenville, SC Connector 2000 Association:
   5,970,000    BBB-     Series A, 5.375% due 1/1/28                                                         4,343,175
                         Series B:
  10,000,000    BBB-       Zero coupon due 1/1/27                                                            1,350,000
  12,500,000    BBB-       Zero coupon due 1/1/28                                                            1,578,125
  20,250,000    BBB-       Zero coupon due 1/1/30                                                            2,176,875
  15,550,000    BBB-       Zero coupon due 1/1/38                                                              913,563
   1,475,000    BBB    Loris, SC Community Hospital Revenue, Series B, 5.625% due 1/1/29                     1,172,625
----------------------------------------------------------------------------------------------------------------------
                                                                                                            13,081,238
----------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.4%
   1,800,000    NR     Oglala Sioux, SD Tribal Revenue Bonds, 7.500% due 7/1/13                              1,802,790
----------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.7%
   3,500,000    NR     Shelby County, TN Health Educational & Housing Facilities Revenue,
                         6.875% due 7/1/36                                                                   3,228,750
----------------------------------------------------------------------------------------------------------------------
Texas -- 7.3%
   3,000,000    NR     Abilene, TX Health Facilities Development Corp., Retirement Facilities Revenue,
                         Sears Methodist Retirement, Series A, 5.900% due 11/15/25                           2,366,250
   5,000,000    NR     Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27       4,737,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
Texas -- 7.3% (continued)
$  5,970,000    NR     Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue,
                         Continental Lady Ester, 6.875% due 6/1/29                                        $  5,522,250
   1,665,000    BBB-   Dallas-Fort Worth, TX International Airport Facilities Import Company Revenue,
                         American Airlines, Inc., 6.375% due 5/1/35                                          1,546,369
   1,880,000    NR     Denton County, TX Reclamation & Road District, 8.500% due 6/1/16                      1,889,588
   1,500,000    NR     El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                         (Sub-Las Lomas Apartments), Series C, 8.375% due 6/1/30                             1,526,250
   5,000,000    BB     Harris County, TX IDC, Airport Facilities Revenue (Continental Airlines Project),
                         5.375% due 7/1/19                                                                   4,106,250
   3,000,000    Ba1*   Houston, TX Airport Systems Revenue, Special Facilities, Series B,
                         5.700% due 7/15/29                                                                  2,411,250
  10,000,000    AAA    Houston, TX Water & Sewer System Revenue, Capital Appreciation, Series A,
                         zero coupon due 12/1/28                                                             1,912,500
     300,000    AA+    Sabine River Authority, TX PCR, Utilities-Electric, 4.350% due 6/1/30                   300,000
                       Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue:
   1,935,000    BB       Series A, 6.250% due 10/1/17                                                        1,869,694
   2,000,000    BB       Series B, 6.125% due 10/1/13                                                        1,932,500
                       San Antonio, TX Airport System Revenue, AMBAC-Insured:
   3,000,000    AAA      7.125% due 7/1/06                                                                   3,243,750
   1,000,000    AAA      7.125% due 7/1/08                                                                   1,082,500
   2,000,000    AAA      7.375% due 7/1/13                                                                   2,172,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                            36,619,151
----------------------------------------------------------------------------------------------------------------------
Vermont -- 0.2%
   1,000,000    NR     Vermont Educational & Health Buildings Financing Agency, (Copley Manor Project),
                         6.150% due 4/1/19                                                                     866,250
----------------------------------------------------------------------------------------------------------------------
Virginia -- 3.2%
   1,750,000    NR     Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                         (Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30                    1,758,750
   2,435,000    AAA    Fairfax County, VA Redevelopment & Housing Authority, Multi-Family Housing
                         Revenue, Series A, FHA-Insured, 7.000% due 5/1/26                                   2,544,575
                       Pocahontas Parkway Association, VA Toll Road Revenue, Series B:
  18,400,000    BBB-     Zero coupon due 8/15/33                                                             1,794,000
  35,500,000    BBB-     Zero coupon due 8/15/35                                                             3,017,500
   2,000,000    NR     Virginia Beach, VA Development Authority Revenue, Ramada on the Beach,
                         7.000% due 12/1/15                                                                  2,020,000
                       Virginia Beach, VA Development Authority, Multi-Family Housing Revenue,
                         Residential Rental:
   2,500,000    NR         Hamptons Project, 7.500% due 10/1/39                                              2,371,875
   2,500,000    NR         Mayfair Project, 7.500% due 10/1/39                                               2,371,874
----------------------------------------------------------------------------------------------------------------------
                                                                                                            15,878,574
----------------------------------------------------------------------------------------------------------------------
Washington -- 0.9%
   2,000,000    BBB    Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06 (b)                         2,020,840
   3,315,000    BBB-   Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                         5.600% due 8/1/19                                                                   2,544,262
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,565,102
----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

-----------------------------------------------------------------
Schedule of Investments (continued)                 July 31, 2000
-----------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                       SECURITY                                                        VALUE
======================================================================================================================
West Virginia -- 0.8%
$  2,000,000    A      Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17 (b)                $  2,092,500
   2,000,000    NR     West Virginia Economic Development Authority Communal Development
                         Revenue, Stonewall Jackson, Series B, 8.000% due 4/1/30                             1,992,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,085,000
----------------------------------------------------------------------------------------------------------------------
Wisconsin -- 1.1%
                       Wisconsin State Health & Educational Facilities Authority Revenue:
   5,000,000    BBB+     Aurora Health Care Inc., Series A, 5.600% due 2/15/29                               4,031,250
   1,600,000    NR       Benchmark Healthcare Inc. Project, Series A, 6.750% due 12/1/28                     1,310,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,341,250
----------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.3%
   1,250,000    AA     Wyoming Community Development Authority Housing Revenue, Series 1,
                         7.100% due 6/1/17                                                                   1,321,875
----------------------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $528,162,309**)                                                           $499,330,299
======================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by custodian for open purchase commitments.
(d)   Security is currently in default.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       15

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly
CCC         speculative with respect to capacity to pay interest and repay
and CC      principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa      -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca       -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

BBB      -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR       -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       17

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG         -- Association of Bay Area Governments
AIG          -- American International Guaranty
AMBAC        -- AMBAC Indemnity Corporation
BAN          -- Bond Anticipation Notes
BIG          -- Bond Investors Guaranty
CGIC         -- Capital Guaranty Insurance Company
CHFCLI       -- California Health Facility Construction Loan Insurance
CONNIE LEE   -- College Construction Loan Association
COP          -- Certificate of Participation
EDA          -- Economic Development Authority
ETM          -- Escrowed to Maturity
FAIRS        -- Floating Adjustable Interest Rate Securities
FGIC         -- Financial Guaranty Insurance Company
FHA          -- Federal Housing Administration
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRTC         -- Floating Rate Trust Certificates
FSA          -- Federal Savings Association
GIC          -- Guaranteed Investment Contract
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HDC          -- Housing Development Corporation
HFA          -- Housing Finance Authority
IDA          -- Industrial Development Agency
IDB          -- Industrial Development Board
IDR          -- Industrial Development Revenue
IFA          -- Industrial Finance Authority
INFLOS       -- Inverse Floaters
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
MVRICS       -- Municipal Variable Rate Inverse Coupon Security
PCR          -- Pollution Control Revenue
RAN          -- Revenue Anticipation Notes
RIBS         -- Residual Interest Bonds
RITES        -- Residual Interest Tax-Exempt Securities
SYCC         -- Structured Yield Curve Certificate
TAN          -- Tax Anticipation Notes
TECP         -- Tax-Exempt Commercial Paper
TOB          -- Tender Option Bonds
TRAN         -- Tax and Revenue Anticipation Notes
VA           -- Veterans Administration
VRWE         -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $528,162,309)                        $ 499,330,299
  Cash                                                                       32,645
  Receivable for securities sold                                             40,000
  Receivable for Fund shares sold                                           347,860
  Interest receivable                                                     6,928,467
-----------------------------------------------------------------------------------
  Total Assets                                                          506,679,271
-----------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                         473,202
  Investment advisory fees payable                                          209,496
  Administration fees payable                                                91,873
  Distribution fees payable                                                  49,947
  Accrued expenses                                                          114,378
-----------------------------------------------------------------------------------
  Total Liabilities                                                         938,896
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 505,740,375
===================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                          $      32,042
  Capital paid in excess of par value                                   534,633,680
  Accumulated net realized loss on security transactions                    (93,337)
  Net unrealized depreciation of investments                            (28,832,010)
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 505,740,375
===================================================================================
Shares Outstanding:
  Class A                                                                19,189,602
  ---------------------------------------------------------------------------------
  Class B                                                                12,511,757
  ---------------------------------------------------------------------------------
  Class L                                                                   340,652
  ---------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                      $       15.78
  ---------------------------------------------------------------------------------
  Class B *                                                           $       15.79
  ---------------------------------------------------------------------------------
  Class L **                                                          $       15.76
  ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)   $       16.44
  ---------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)   $       15.92
===================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       19

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                               $  38,647,321
---------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                          2,232,146
  Distribution fees (Note 3)                                                 2,186,951
  Administration fees (Note 3)                                               1,116,073
  Shareholder and system servicing fees                                        220,130
  Shareholder communications                                                    64,114
  Audit and legal                                                               41,561
  Trustees' fees                                                                26,644
  Custody                                                                       24,203
  Pricing service fees                                                          23,807
  Other                                                                         86,041
---------------------------------------------------------------------------------------
  Total Expenses                                                             6,021,670
---------------------------------------------------------------------------------------
Net Investment Income                                                       32,625,651
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                    266,323,900
    Cost of securities sold                                                265,994,295
---------------------------------------------------------------------------------------
  Net Realized Gain                                                            329,605
---------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
    Beginning of year                                                       15,132,767
    End of year                                                            (28,832,010)
---------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                  (43,964,777)
---------------------------------------------------------------------------------------
Net Loss on Investments                                                    (43,635,172)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                   $ (11,009,521)
=======================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                        2000             1999
==================================================================================================
OPERATIONS:
  Net investment income                                            $  32,625,651    $  34,814,939
  Net realized gain                                                      329,605        4,718,930
  Increase in net unrealized depreciation                            (43,964,777)     (26,281,421)
--------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                  (11,009,521)      13,252,448
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                              (31,537,820)     (34,767,118)
  Net realized gains                                                  (1,971,961)     (17,476,059)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (33,509,781)     (52,243,177)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                   124,867,277       92,025,984
  Net asset value of shares issued for reinvestment of dividends      18,904,533       30,791,548
  Cost of shares reacquired                                         (239,258,123)    (179,315,600)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                (95,486,313)     (56,498,068)
--------------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (140,005,615)     (95,488,797)
NET ASSETS:
  Beginning of year                                                  645,745,990      741,234,787
--------------------------------------------------------------------------------------------------
  End of year*                                                     $ 505,740,375    $ 645,745,990
==================================================================================================
* Includes overdistributed net investment income of:                          --    $  (1,245,038)
==================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $157,207 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2000, the Fund paid transfer agent fees of $157,147 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of approximately $68,000 and $14,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                        Class A         Class B        Class L
================================================================================
CDSCs                                   $2,000         $158,000        $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                                        Class A         Class B        Class L
================================================================================
Distribution Plan Fees                 $432,700       $1,725,560       $28,691
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4.    Investments

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $158,948,152
--------------------------------------------------------------------------------
Sales                                                               266,323,900
================================================================================

At July 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  8,726,664
Gross unrealized depreciation                                       (37,558,674)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(28,832,010)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5.    Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                                     Class A            Class B         Class L
================================================================================
Total Paid-in Capital             $329,395,083       $199,493,576     $5,777,063
================================================================================

Transactions in shares of each class were as follows:


                                              Year Ended                       Year Ended
                                           July 31, 2000                     July 31, 1999
                                  -----------------------------      ----------------------------
                                     Shares          Amount            Shares          Amount
=================================================================================================
Class A
Shares sold                         6,210,063    $  98,983,684       39,632,217    $  70,039,058
Shares issued on reinvestment         661,246       10,504,954          746,907       13,127,610
Shares reacquired                  (4,708,841)     (75,012,521)      (2,605,804)     (45,921,802)
-------------------------------------------------------------------------------------------------
Net Increase                        2,162,468    $  34,476,117       37,773,320    $  37,244,866
=================================================================================================
Class B
Shares sold                         1,406,734    $  22,534,472        1,121,035    $  19,803,946
Shares issued on reinvestment         518,525        8,265,534          995,292       17,532,725
Shares reacquired                 (10,219,173)    (163,271,817)      (7,522,522)    (132,503,062)
-------------------------------------------------------------------------------------------------
Net Decrease                       (8,293,914)   $(132,471,811)      (5,406,195)   $ (95,166,391)
=================================================================================================
Class L
Shares sold                           209,655    $   3,349,121          123,749    $   2,182,980
Shares issued on reinvestment           8,469          134,045            7,478          131,213
Shares reacquired                     (61,531)        (973,785)         (51,280)        (890,736)
-------------------------------------------------------------------------------------------------
Net Increase                          156,593    $   2,509,381           79,947    $   1,423,457
=================================================================================================

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares                               2000(1)        1999(1)         1998         1997         1996
=============================================================================================================
Net Asset Value, Beginning of Year          $  16.98       $  17.96       $  18.07     $  17.31     $  17.25
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.92           0.92           0.95         0.97         1.00
  Net realized and unrealized gain (loss)      (1.12)         (0.55)          0.19         0.77         0.06
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.20)          0.37           1.14         1.74         1.06
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.95)         (0.92)         (0.98)       (0.98)       (1.00)
  Net realized gains                           (0.05)         (0.43)         (0.27)          --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.00)         (1.35)         (1.25)       (0.98)       (1.00)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  15.78       $  16.98       $  17.96     $  18.07     $  17.31
-------------------------------------------------------------------------------------------------------------
Total Return                                   (1.00)%         2.06%          6.54%       10.40%        6.28%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $    303       $    289       $    268     $    254     $    232
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.84%          0.82%          0.83%        0.83%        0.84%
  Net investment income                         6.13           5.21           5.24         5.52         5.74
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%            50%            84%          51%          44%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                               2000(1)        1999(1)         1998         1997         1996
=============================================================================================================
Net Asset Value, Beginning of Year          $  16.99       $  17.98       $  18.09     $  17.32     $  17.26
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         1.18           0.83           0.86         0.89         0.92
  Net realized and unrealized gain (loss)      (1.46)         (0.56)          0.19         0.77         0.06
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.28)          0.27           1.05         1.66         0.98
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.87)         (0.83)         (0.89)       (0.89)       (0.92)
  Net realized gains                           (0.05)         (0.43)         (0.27)          --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.92)         (1.26)         (1.16)       (0.89)       (0.92)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  15.79       $  16.99       $  17.98     $  18.09     $  17.32
-------------------------------------------------------------------------------------------------------------
Total Return                                   (1.52)%         1.48%          6.01%        9.89%        5.74%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $    198       $    353       $    471     $    562     $    653
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.34%          1.31%          1.32%        1.32%        1.33%
  Net investment income                         5.59           4.70           4.75         5.04         5.23
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%            50%            84%          51%          44%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class L Shares                                2000(1)         1999(1)         1998(2)          1997          1996
====================================================================================================================
Net Asset Value, Beginning of Year          $   16.96       $   17.95       $   18.07       $   17.31     $   17.25
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.70            0.81            0.87            0.88          0.89
  Net realized and unrealized gain (loss)       (1.00)          (0.55)           0.16            0.77          0.08
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.30)           0.26            1.03            1.65          0.97
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.85)          (0.82)          (0.88)          (0.89)        (0.91)
  Net realized gains                            (0.05)          (0.43)          (0.27)             --            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.90)          (1.25)          (1.15)          (0.89)        (0.91)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   15.76       $   16.96       $   17.95       $   18.07     $   17.31
--------------------------------------------------------------------------------------------------------------------
Total Return                                    (1.61)%          1.42%           5.91%           9.79%         5.69%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   5,360       $   3,122       $   1,869       $     752     $     546
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.44%           1.44%           1.42%           1.40%         1.39%
  Net investment income                          5.57            4.62            4.64            4.94          5.18
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%             50%             84%             51%           44%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2000:

      . 99.50% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

      .     Long-term capital gain distributions paid of $1,235,738.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       27

--------------------------------------------------------------------------------
Independent Auditors' Report

--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       /s/ KPMG LLP

New York, New York
September 11, 2000


--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

Smith Barney
Municipal High
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Municipal High Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Municipal
High Income Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0427 9/00

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

                CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2000

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed(SM)

            -------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            -------------------------------------------------------

JOSEPH P. DEANE     [PHOTO OMITTED]
PORTFOLIO MANAGER

[GRAPHIC OMITTED] Classic Series

Annual Report o July 31, 2000

SMITH BARNEY
TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 30 years of securities business experience and has been managing the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize total return consisting of capital appreciation and income by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 27, 1998

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
30 Years

                          CLASS A            CLASS B              CLASS L
--------------------------------------------------------------------------------
NASDAQ                    TRBAX              TRBBX                SBTLX
--------------------------------------------------------------------------------
INCEPTION                 2/27/98            2/27/98              2/27/98

Average Annual Total Returns as of July 31, 2000

                                     Without Sales Charges(1)
                          Class A            Class B              Class L
--------------------------------------------------------------------------------
One-Year                  3.40%              2.83%                2.89%
--------------------------------------------------------------------------------
Since Inception+          1.73               1.21                 1.26
--------------------------------------------------------------------------------

                                      With Sales Charges(2)
                          Class A            Class B              Class L
--------------------------------------------------------------------------------
One-Year                 (1.22)%            (1.53)%               0.88%
--------------------------------------------------------------------------------
Since Inception+         (0.18)              0.11                 0.83
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+    Inception date for Class A, B and L shares is February 27, 1998.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1
Shareholder Letter ........................................................    2
Historical Performance ....................................................    4
Smith Barney Total Return Bond Fund at a Glance ...........................    6
Schedule of Investments ...................................................    7
Bond Ratings ..............................................................    9
Statement of Assets and Liabilities .......................................   11
Statement of Operations ...................................................   12
Statements of Changes in Net Assets .......................................   13
Notes to Financial Statements .............................................   14
Financial Highlights ......................................................   18
Tax Information ...........................................................   20
Independent Auditors' Report ..............................................   21

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed(SM)

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

                                                            [PHOTO OMITTED]
                                                            HEATH B.
                                                            McLENDON

                                                            Chairman

Dear Shareholder:

For years, individuals and their families and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insights and record.

The Smith Barney Total Return Bond Fund ("Fund"), which seeks to maximize total return utilizing fixed-income securities we believe represents an opportunity for you, the serious investor, to take part in the benefits of investing primarily in, but not limited to, securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. When allocating the Fund's investments, portfolio manager Joseph P. Deane carefully takes into consideration economic and market conditions as well as the relative risks and opportunities of each investment category.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We believe SSB Citi represents extensive asset management expertise. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers have managed portfolios across up and down markets and business cycles.

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may be prudent for investors to consider adding a bond fund to their investment plan to cushion the effects of stock market volatility and gain additional income potential.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

September 1, 2000


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Total Return Bond Fund ("Fund"). In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 and 8 for a complete list and percentage breakdown of Fund's holdings. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000 and is subject to change. We hope you find this report to be informative and useful.

Performance Overview

For the year ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 3.40% and a negative 1.22%, respectively. In comparison, the Merrill Lynch U.S. Corporate & Government 10+ Years Bond Index ("Merrill Index")(1) returned 7.15% during the same period. Past performance is not indicative of future results.

Market Overview

On May 16, 2000, the Federal Reserve Board ("Fed") enacted the sixth in a series of monetary policy actions that began last June, when the federal funds rate ("fed funds rate")(2) was 4.75%. With the fed funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far may begin to have a more pronounced effect in dampening inflationary pressures in the economy. A critical point, which we believe is often overlooked by many investors, is that the Fed's monetary policy adjustments take time to be absorbed into the general economy. In our view, the recent rallies we have seen are a result of changes enacted six to nine months ago.

Over the past several weeks, the bond market has been rallying amidst a string of economic reports that suggest that the economy may be slowing and that the Fed may be close to the end of its tightening program. Based on the prospects for slower, but still robust, economic growth in the months ahead and a less aggressive Fed monetary policy, we believe yields may have peaked. We also think that any further Fed policy actions have already been comfortably priced into the bond market.

The inversion of the yield curve(3) has made us somewhat cautious regarding the overall outlook for bonds. Fundamentals in the higher-quality tiers are still sound and valuations have improved, but poor technicals, most notably large pent-up issuance needs, have created some investor reticence about the prospects for municipal bonds.

The prospect of further Fed tightening may mean modest further increases in interest rates on shorter maturities. In contrast, long-term interest rates are not likely to rise much. Our benign outlook for inflation, plus the ongoing reduction in Treasury supply may contain the rise in long-term interest rates, further inverting the U.S. Treasury yield curve (i.e., long-term yields should fall even further below short-term yields).

----------
(1) The Merrill Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than ten years. An investor cannot invest directly in an index.

(2) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(3) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

Investment Strategy

Our aim is to provide our shareholders with high total return potential by investing primarily in taxable U.S. bonds. Our investment process involves:

1.   Reflecting on key market factors such as:

     .    U.S. economic indicators;

     .    Inflation;

     .    Fed policy; and

     .    The relative strength of the U.S. dollar.

2. Seeking to project the direction of interest rates as a foundation for structuring the Fund's portfolio's average maturity; and

3. Attempting to select bonds likely to either experience significant price appreciation when interest rates fall or sustain less-than-average price depreciation when interest rates rise.

The Fund's investment strategy going forward will be three-fold:

1. We see value at the long end of the curve and are lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

2.   We are focusing on investing in high-grade issues; and

3. We are investing in discount paper because this is where we believe we can obtain the best value.

Our goal is to sell off some of the Fund's shorter-term bonds that were purchased in the beginning of 1999 when we believed the market to be more vulnerable and wanted to assume a defensive posture. We see the best opportunity for reward right now at the long end of the curve where we can seek to lock in today's higher rates.

As of July 31, 2000, 94.8% of the Fund's holdings were rated investment-grade,(4) with about 50.5% of the Fund invested in AAA/Aaa-rated bonds, the highest possible rating. The Fund's largest holdings are concentrated in insurance bonds (10.5%), diversified manufacture bonds (7.5%) and auto part bonds (6.1%).

Market Outlook

Increasing signs that the economy is moderating combined with a growing consensus among investors that the Fed is nearing the end of its program of rate hikes leads us to believe that interest rates may begin to stabilize in the near term. Against this market backdrop, we believe it makes sense to maintain a relatively long duration(5) position in U.S. Treasuries.

Thank you for your investment in the Smith Barney Total Return Bond Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Joseph P. Deane

Joseph P. Deane
Vice President and
Investment Officer

September 1, 2000

----------
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service; or that have an equivalent rating by any nationally recognized statistical rating organization; or are determined by the manager to be of equivalent quality. Moody's Investors Service, Inc. and Standard & Poor's Ratings Service are two major credit rating agencies.

(5) Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                                   Net Asset Value
                                                             ----------------------------
                                                             Beginning              End                Income              Total
Year Ended                                                    of Year             of Year             Dividends           Returns(1)
===================================================================================================================================
7/31/00                                                        $10.67             $10.34                $0.68              3.40%
-----------------------------------------------------------------------------------------------------------------------------------
7/31/99                                                         11.53              10.67                 0.68             (1.79)
-----------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98                                           11.46              11.53                 0.23              2.64+
===================================================================================================================================
  Total                                                                                                 $1.59
===================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                                   Net Asset Value
                                                             ----------------------------
                                                             Beginning              End                Income              Total
Year Ended                                                    of Year             of Year             Dividends           Returns(1)
====================================================================================================================================
7/31/00                                                        $10.67              $10.34                $0.62              2.83%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                                         11.53               10.67                 0.62             (2.29)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98                                           11.46               11.53                 0.21              2.48+
====================================================================================================================================
  Total                                                                                                  $1.45
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                                   Net Asset Value
                                                             ----------------------------
                                                             Beginning              End                Income              Total
Year Ended                                                    of Year             of Year             Dividends           Returns(1)
====================================================================================================================================
7/31/00                                                        $10.67              $10.34                $0.63              2.89%
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                                         11.53               10.67                 0.62             (2.24)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98                                           11.46               11.53                 0.21              2.49+
====================================================================================================================================
  Total                                                                                                  $1.46
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                                                Without Sales Charges(1)
                                                                                     -----------------------------------------------
                                                                                       Class A           Class B           Class L
====================================================================================================================================
Year Ended 7/31/00                                                                      3.40%             2.83%             2.89%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                                                              1.73              1.21              1.26
====================================================================================================================================

                                                                                                  With Sales Charges(2)
                                                                                     -----------------------------------------------
                                                                                       Class A           Class B           Class L
====================================================================================================================================
Year Ended 7/31/00                                                                     (1.22)%           (1.53)%            0.88%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                                                             (0.18)             0.11              0.83
====================================================================================================================================

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                      Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/00)                           4.24%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/00)                           2.97
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                           3.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*    Inception date for Class A, B and L shares is February 27, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            5

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+
--------------------------------------------------------------------------------

                          February 1998 -- July 2000

  [The following table was depicted as a line chart in the printed material.]

                        Smith Barney      Smith Barney      Smith Barney       Merrill Lynch
                        Total Return      Total Return      Total Return       U.S. Corporate
                         Bond Fund --     Bond Fund --      Bond Fund --       & Government
                        Class A Shares   Class B Shares    Class L Shares     10+ Years Index
                        --------------   --------------    --------------     ---------------
Feb 27, 1998                9,550            10,000             9,896             10,000
July 1998                   9,803             9,798            10,044             10,521
Jan 1999                   10,220            10,207            10,452             11,303
July 1999                   9,628             9,640             9,916              9,915
Jan 2000                    9,516             9,503             9,766              9,884
July 31, 2000               9,955            10,267            10,203             10,612

+ The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; the deduction of the maximum 4.50% for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through July 31, 2000. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

13.1%     Auto Parts
 9.3%     Chemicals
15.9%     Diversified Manufacturers
 8.1%     Electronic Components              [BAR CHART OMITTED]
 9.6%     Food Distributors
22.2%     Insurance
11.4%     Oil & Gas Production
10.4%     Retail

*    As a percentage of total corporate bonds and notes.

Investment Breakdown**
--------------------------------------------------------------------------------
52.0%  Municipal Bonds
 0.9%  Repurchase Agreement                  [PIE CHART OMITTED]
47.1%  Corporate Bonds & Notes

**   As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 2000
--------------------------------------------------------------------------------

       FACE
      AMOUNT      RATING(a)                                  SECURITY                                                      VALUE
====================================================================================================================================
CORPORATE BONDS & NOTES -- 47.1%
Auto Parts -- 6.1%
$    4,775,000    A           Ford Motor Co., Debentures, 8.875% due 1/15/22                                          $  5,168,938
     1,480,000    A           General Motors Corp., Debentures, 9.400% due 7/15/21                                       1,722,350
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,891,288
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 4.4%
     5,000,000    BB          ARCO Chemical Co., Debentures, 9.800% due 2/1/20                                           4,881,250
------------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturers -- 7.5%
     6,670,000    Baa2*       FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08                                 6,253,125
     2,475,000    A           Philip Morris Cos. Inc., Debentures, 7.750% due 1/15/27                                    2,137,781
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,390,906
------------------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 3.8%
     4,775,000    A+          Motorola, Inc., Debentures, 6.500% due 11/15/28                                            4,267,656
------------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 4.5%
     5,775,000    A-          Tyson Foods, Inc., Notes, 7.000% due 5/1/18                                                5,089,219
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 10.5%
     6,425,000    A           Aetna Services, Inc., Guaranteed Debentures, 7.625% due 8/15/26                            5,565,656
     7,775,000    Baa1*       CNA Financial Corp., Notes, 6.950% due 1/15/18                                             6,171,406
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,737,062
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 5.4%
     4,775,000    Aa1*        Northern Illinois Gas Co., First Mortgage Bonds, 7.375% due 10/15/27                       4,494,469
     1,775,000    A           ONEOK, Inc., Debentures, 6.875% due 10/1/28                                                1,515,406
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,009,875
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 4.9%
       750,000    BBB         J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16                                        596,250
     5,300,000    A-          Sears Roebuck Acceptance Corp., Notes, 7.500% due 10/15/27                                 4,876,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,472,250
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS & NOTES
                              (Cost -- $61,056,638)                                                                     52,739,506
====================================================================================================================================
MUNICIPAL BONDS -- 52.0%
Arizona -- 3.9%
     4,700,000    AAA         Phoenix, AZ IDA Revenue, America West Arena, AMBAC-Insured,
                                 7.125% due 12/1/21                                                                      4,406,250
------------------------------------------------------------------------------------------------------------------------------------
California -- 22.1%
     5,215,000    AAA         California Housing Finance Agency Revenue, Single-Family Mortgage,
                                 FHA-Insured, Series B-4, Class I, 6.970% due 8/1/29                                     4,732,612
     4,500,000    AAA         Los Angeles, CA Convention & Exhibition Center Authority Lease Revenue,
                                 MBIA-Insured, Series A, 7.125% due 8/15/24                                              4,196,250
     7,980,000    AAA         Monrovia, CA Redevelopment Agency, Tax Allocation (Center Redevelopment
                                 Project), AMBAC-Insured, Series A, 7.050% due 5/1/29                                    7,291,725
     5,000,000    AAA         Oakland, CA Revenue, 1800 Harrison Foundation, AMBAC-Insured,
                                 Series A, 8.500% due 1/1/29                                                             5,143,750
     2,040,000    AAA         Pinole, CA Redevelopment Agency, Tax Allocation, MBIA-Insured,
                                 Series B, 6.750% due 8/1/17                                                             1,864,050
     1,625,000    AAA         San Dieguito, CA Public Facilities Authority Revenue, AMBAC-Insured,
                                 Series B, 7.000% due 8/1/18                                                             1,517,344
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,745,731
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 2000
--------------------------------------------------------------------------------

       FACE
      AMOUNT      RATING(a)                                            SECURITY                                            VALUE
====================================================================================================================================
Georgia -- 3.7%
$    4,500,000    AAA         De Kalb County, GA Development Authority Revenue (Regional Office
                                 Project), MBIA-Insured, 6.875% due 3/1/20                                             $ 4,123,125
------------------------------------------------------------------------------------------------------------------------------------
Maryland  -- 1.6%
     2,000,000    Aa2*        Montgomery County, MD Housing Opportunities, Community Single-Family
                                 Mortgage Revenue, Series C, 7.000% due 7/1/30                                           1,757,500
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.3%
     6,500,000    AAA         Northeastern University, MA Revenue, FSA-Insured, Series A,
                                 7.040% due 10/1/28                                                                      5,947,500
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 6.7%
     5,000,000    AAA         Delaware River Port Authority, PA District Project, FSA-Insured, Series A,
                                 7.630% due 1/1/21                                                                       4,956,250
                              York County, PA IDA, Economic Development Revenue, FGIC-Insured, Series B:
     2,295,000    AAA           6.875% due 10/1/18                                                                       2,099,925
       525,000    AAA           7.000% due 10/1/23                                                                         483,656
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,539,831
------------------------------------------------------------------------------------------------------------------------------------
Texas -- 8.7%
     2,500,000    AAA         Dallas-Fort Worth, TX International Airport Facilities Improvement Corp.
                                 Revenue, MBIA-Insured, 7.070% due 11/1/24                                               2,315,625
     7,530,000    AAA         Tyler, TX Health Facilities Development Corp., Hospital Revenue,
                                 East Texas, FSA-Insured, Series E, Remarketed 2/17/99,
                                 7.830% due 11/1/27                                                                      7,482,938
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,798,563
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost -- $61,794,929)                                                                     58,318,500
====================================================================================================================================
REPURCHASE AGREEMENT -- 0.9%
       990,000                Morgan Stanley Dean Witter & Co., 6.530% due 8/1/00;
                                 Proceeds at maturity -- $990,180; (Fully collateralized
                                 by U.S. Treasury Notes, 4.500% to 6.375% due 8/15/00 to 2/15/07;
                                 Market value -- $1,014,997) (Cost -- $990,000)                                            990,000
====================================================================================================================================
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $123,841,567**)                                                                $112,048,006
====================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 9 and 10 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   --   Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            9

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Security
SONYMA     -- State of New York Mortgage Agency
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VAN        -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $123,841,567)                         $112,048,006
   Receivable for Fund shares sold                                           109,106
   Receivable for securities sold                                            245,000
   Interest receivable                                                     2,539,763
------------------------------------------------------------------------------------
   Total Assets                                                          114,941,875
------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                           202,125
   Management fees payable                                                    63,449
   Payable for Fund shares purchased                                          29,175
   Distribution fees payable                                                  22,240
   Accrued expenses                                                           98,967
------------------------------------------------------------------------------------
   Total Liabilities                                                         415,956
------------------------------------------------------------------------------------
Total Net Assets                                                        $114,525,919
====================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                           $     11,078
   Capital paid in excess of par value                                   132,717,619
   Undistributed net investment income                                       584,921
   Accumulated net realized loss on security transactions                 (6,994,138)
   Net unrealized depreciation of investments                            (11,793,561)
------------------------------------------------------------------------------------
Total Net Assets                                                        $114,525,919
====================================================================================
Shares Outstanding:
   Class A                                                                 3,189,159
   ---------------------------------------------------------------------------------
   Class B                                                                 6,272,196
   ---------------------------------------------------------------------------------
   Class L                                                                 1,616,545
   ---------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $     10.34
   ---------------------------------------------------------------------------------
   Class B *                                                             $     10.34
   ---------------------------------------------------------------------------------
   Class L **                                                            $     10.34
   ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)     $     10.83
   ---------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $     10.44
====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           11

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $ 10,512,604
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                             882,842
   Distribution fees (Note 2)                                           807,065
   Shareholder and system servicing fees                                 98,901
   Shareholder communications                                            55,772
   Registration fees                                                     40,073
   Audit and legal                                                       34,163
   Trustees' fees                                                        18,399
   Pricing service fees                                                   7,909
   Custody                                                                5,183
   Other                                                                  6,915
-------------------------------------------------------------------------------
   Total Expenses                                                     1,957,222
-------------------------------------------------------------------------------
Net Investment Income                                                 8,555,382
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            52,146,490
      Cost of securities sold                                        57,067,283
-------------------------------------------------------------------------------
   Net Realized Loss                                                 (4,920,793)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation of Investments:
      Beginning of year                                             (11,735,933)
      End of year                                                   (11,793,561)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                              (57,628)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (4,978,421)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  3,576,961
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                           2000             1999
====================================================================================================
OPERATIONS:
     Net investment income                                             $  8,555,382    $  10,001,622
     Net realized loss                                                   (4,920,793)      (1,586,644)
     Increase in net unrealized depreciation                                (57,628)     (12,619,508)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                    3,576,961       (4,204,530)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (8,167,910)     (10,075,382)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (8,167,910)     (10,075,382)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                    12,855,348       59,560,712
     Net asset value of shares issued for reinvestment of dividends       5,864,146        7,474,258
     Cost of shares reacquired                                          (61,948,084)     (47,266,874)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions     (43,228,590)      19,768,096
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (47,819,539)       5,488,184
NET ASSETS:
     Beginning of year                                                  162,345,458      156,857,274
----------------------------------------------------------------------------------------------------
     End of year*                                                      $114,525,919     $162,345,458
====================================================================================================
* Includes undistributed net investment income of:                     $    584,921     $    197,449
====================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           13

--------------------------------------------------------------------------------

Notes to Financial Statements

--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended July 31, 2000, the Fund paid transfer agent fees of $65,735 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2000, SSB and CFBDS received sales charges of approximately $17,000 and $20,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                             Class A       Class B      Class L
================================================================================
CDSCs                                        $1,000        $271,000     $5,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2000, total Distribution Plan fees incurred were:

                                          Class A        Class B        Class L
================================================================================
Distribution Plan Fees                    $100,712       $563,899       $142,454
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $10,774,874
--------------------------------------------------------------------------------
Sales                                                                 52,146,490
================================================================================

At July 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $    238,906
Gross unrealized depreciation                                       (12,032,467)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(11,793,561)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2000, the Fund had no open futures contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2000, the Fund had no securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

During the year ended July 31, 2000, the Fund did not enter into any reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At July 31, 2000, the Fund had no when-issued securities and had not entered into any delayed delivery transactions.

9. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $2,424,000 available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                        2007             2008
================================================================================
Carryforward Amounts                                 $1,372,000       $1,052,000
================================================================================


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

10. Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                                                                               Class A              Class B              Class L
====================================================================================================================================
Total Paid-in Capital                                                        $38,808,074          $74,421,558          $19,499,065
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                             Year Ended                                     Year Ended
                                                            July 31, 2000                                  July 31, 1999
                                                   -------------------------------                 ----------------------------
                                                   Shares                  Amount                  Shares                Amount
====================================================================================================================================
Class A

Shares sold                                         331,660             $  3,453,600             1,553,323            $ 18,008,777
Shares issued on reinvestment                       186,040                1,948,681               238,783               2,703,100
Shares reacquired                                (2,211,021)             (23,123,790)           (1,649,788)            (18,589,705)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (1,693,321)            $(17,721,509)              142,318            $  2,122,172
====================================================================================================================================

Class B

Shares sold                                         556,356             $  5,831,747             2,436,732            $ 28,251,213
Shares issued on reinvestment                       278,605                2,915,293               314,514               3,558,412
Shares reacquired                                (2,623,521)             (27,408,846)           (1,785,496)            (20,175,965)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (1,788,560)            $(18,661,806)              965,750            $ 11,633,660
====================================================================================================================================

Class L

Shares sold                                         340,670             $  3,570,001             1,149,639            $ 13,300,722
Shares issued on reinvestment                        95,547                1,000,172               107,281               1,212,746
Shares reacquired                                (1,093,084)             (11,415,448)             (751,724)             (8,501,204)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            (656,867)            $ (6,845,275)              505,196            $  6,012,264
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:


Class A Shares                                 2000(1)        1999(1)        1998(2)
=======================================================================================
Net Asset Value, Beginning of Year              $10.67        $ 11.53        $ 11.46
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                        0.70           0.67           0.25
  Net realized and unrealized gain (loss)        (0.35)         (0.85)          0.05
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.35          (0.18)          0.30
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.68)         (0.68)         (0.23)
---------------------------------------------------------------------------------------
Total Distributions                              (0.68)         (0.68)         (0.23)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.34        $ 10.67        $ 11.53
---------------------------------------------------------------------------------------
Total Return                                      3.40%         (1.79)%         2.64%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $32,972        $52,101        $54,674
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                     1.08%          1.02%          1.00%+
  Net investment income                           6.69           5.88           5.39+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                              8%            32%             0%
=======================================================================================

(1)   Per share amounts have been calculated using the average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                    Per Share Decreases                       Expense Ratios
                  in Net Investment Income                  Without Fee Waivers
                  ------------------------                  -------------------
                      1999         1998                       1999       1998+
                      ----         ----                       ----       -----
                     $0.01        $0.01                       1.11%      1.21%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                               2000(1)     1999(1)     1998(2)
================================================================================
Net Asset Value, Beginning of Year          $ 10.67     $ 11.53     $ 11.46
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                     0.64        0.62        0.23
  Net realized and unrealized gain (loss)     (0.35)      (0.86)       0.05
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.29       (0.24)       0.28
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.62)      (0.62)      (0.21)
--------------------------------------------------------------------------------
Total Distributions                           (0.62)      (0.62)      (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 10.34     $ 10.67     $ 11.53
--------------------------------------------------------------------------------
Total Return                                   2.83%      (2.29)%      2.48%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $64,843     $85,991     $81,797
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                  1.61%       1.52%       1.50%+
  Net investment income                        6.15        5.39        4.90+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           8%         32%          0%
================================================================================

(1)   Per share amounts have been calculated using the average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                    Per Share Decreases                       Expense Ratios
                  in Net Investment Income                  Without Fee Waivers
                  ------------------------                  -------------------
                      1999         1998                       1999       1998+
                      ----         ----                       ----       -----
                     $0.01        $0.01                       1.61%      1.71%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class L Shares                               2000(1)     1999(1)     1998(2)
================================================================================
Net Asset Value, Beginning of Year          $ 10.67     $ 11.53     $ 11.46
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                     0.65        0.62        0.22
  Net realized and unrealized gain (loss)     (0.35)      (0.86)       0.06
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.30       (0.24)       0.28
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.63)      (0.62)      (0.21)
--------------------------------------------------------------------------------
Total Distributions                           (0.63)      (0.62)      (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 10.34     $ 10.67     $ 11.53
--------------------------------------------------------------------------------
Total Return                                   2.89%      (2.24)%      2.49%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $16,711     $24,253     $20,386
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                  1.57%       1.47%       1.45%+
  Net investment income                        6.18        5.44        4.97+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           8%         32%          0%
================================================================================

(1)   Per share amounts have been calculated using the average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                    Per Share Decreases                       Expense Ratios
                  in Net Investment Income                  Without Fee Waivers
                  ------------------------                  -------------------
                      1999         1998                       1999       1998+
                      ----         ----                       ----       -----
                     $0.01        $0.01                       1.56%      1.66%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

A total of 0.06% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund of Smith Barney Income Funds as of July 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the two-year period then ended and the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Total Return Bond Fund of Smith Barney Income Funds as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the two-year period then ended and the period from February 27, 1998 to July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
September 11, 2000


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           21

Smith Barney
Total Return Bond Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Total Return Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Total Return Bond Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01539 9/00